MML Series Investment Fund – Letter to Shareholders

To Our Shareholders

John V. Murphy

“The Fed aggressively attempted to stimulate the economy as continued economic uncertainty and low Corporate Profits contributed to volatile financial markets in the first half of 2001.”
August 1, 2001

Continued Slowdown Triggers Aggressive Fed Easing

The first half of 2001 brought a continuation of the slowing trends evident in the economy and corporate earnings at the end of the previous year. In one important respect, though, the new year brought with it the winds of change. During the entire second half of 2000, the Federal Reserve Board had watched from the sidelines while growth stocks plunged and the economy staggered to a growth rate of just 1.1% in the fourth quarter. In 2001, the Fed dropped short-term interest rates by half of a percentage point on January 3 and another half-point on January 31. Four more rate reductions followed, leaving the target federal funds rate at 3.75% and the discount rate at 3.25% at the end of June. Two of the interventions—on January 3 and April 18—were surprise moves that occurred between regularly scheduled meetings of the Fed’s Open Market Committee, the body that controls short-term interest rates. For the Greenspan Fed, which for most of its tenure has been known for gradualism in monetary policy, the degree and timing of the cuts were remarkable.

In January, the Fed’s proactive stance on interest rates triggered a rally in growth stocks. However, the advance was tentative and led by the stocks of companies with the shakiest balance sheets, which had the most to gain from a more favorable credit environment. February and March brought sharp and broadly based declines in the popular stock indexes, as economic statistics continued to look bleak and companies preannounced first quarter earnings shortfalls. Industrial production continued its free fall, registering declines in all three months of the first quarter. Falling production of semiconductors, computers, and electronic components accounted for much of the weakness, as manufacturers attempted to keep inventories in line with receding demand. By the time of the Fed’s half-point rate cut on March 20, investors were so demoralized that the primary response was disappointment that the central bank had decided not to trim rates by a larger three-quarters of a percent.

Value stocks outperformed growth shares by a considerable margin during the first quarter, while small-caps beat stocks with larger capitalizations. For example, while the growth-oriented NASDAQ Composite Index and the S&P 500 Index were losing 25.5% and 12.1%, respectively, the Russell 2000 Value Index managed to post a gain of 1.0%.

Growth stocks finally found their footing in April, spurred by bargain-hunting and the Fed’s surprise rate cut on April 18. Growth took over the lead from value, as optimism began to build for a possible recovery later in the year. Despite the temporary euphoria, though, depressed corporate earnings and lagging economic statistics weighed on the market as the second quarter progressed. Retail sales, an important gauge of the consumer’s ability and willingness to spend, registered a weak 0.1% increase in May after climbing a robust 1.4% in April. Consumer spending accounts for approximately two-thirds of total economic activity and is considered vital to the Fed’s efforts to avoid a recession.

Offsetting the negative news to some extent was strong performance in the housing and auto sectors, stabilizing consumer confidence figures, and a jump of 0.5% in the May Index of Leading Economic Indicators, an important barometer of where the economy is headed over the next three to six months. Moreover, the Fed continued to lower interest rates, making its final move of the period—a quarter-point reduction—on June 27. After five half-point moves, June’s smaller decrease was widely interpreted as a signal that the Fed could be nearing the end of its current easing cycle. During the final six weeks of the period, there was listless trading with no sustained trends up or down. Growth stocks held on to most of their gains from April, while value shares made some headway during May and June.

(Continued)

For the entire six-month period, value was the clear winner over growth. The Russell 1000 Value Index, measuring the activity of large-cap value stocks, dipped 1.26%, while the Russell 1000 Growth Index tumbled 14.25%. Small-caps once again were the place to be, as evidenced by the Russell 2000 Value Index’s 12.84% gain during the period. Meanwhile, the Russell 2000 Growth Index was virtually alone among growth-oriented benchmarks in posting a small gain of 0.14% during the period. The venerable Dow Jones Industrial Average fell 1.9%, while the S&P 500 Index gave up 6.7%. The NASDAQ Composite, despite its strong second-quarter performance, still declined 12.4% for the first half.

Bonds Turn In Positive Performance

After a stellar performance in the fourth quarter of 2000, the bond market’s momentum slowed in the new year. Nevertheless, bonds turned in a reasonably good performance that was reflected in the 3.63% gain of the Lehman Brothers Aggregate Bond Index during the first half. Most of the gains came in the first quarter, when the yield curve steepened considerably because of the Fed’s easing. For example, the 2-year Treasury note’s yield declined by 92 basis points in the first quarter, while the 30-year bond was essentially flat at 5.44%. Longer-term yields held steady because of investors’ expectation that sharply falling short-term interest rates would trigger a recovery and possibly higher inflation. Spreads on corporate securities narrowed, and high-yield products had a particularly good three-month performance.

In the second quarter, the yield curve continued to steepen due to downward pressure at the short end. However, this time yields at the long end trended higher, providing a headwind for returns on longer-dated fixed-income securities. Investment-grade corporate spreads continued to narrow, although high-yield securities gave back some of their gains from the first quarter because of increasing concerns about defaults and other credit events. In the final week of the first half, the yield curve flattened a bit when the Fed lowered short-term rates by a quarter-point instead of the half-point investors wanted.

Two Opposing Forces

For the remainder of the year, the markets will likely be subject to a tug of war between the positive effects of lower interest rates and the negative impact of earnings disappointments, corporate layoffs, and other signs of a slower economy. The Fed’s uncharacteristically aggressive approach to monetary policy during the period indicates a desire to turn the economy around without delay, before consumers become discouraged and rein in their spending even more than they have already. On the positive side, cuts in interest rates of the frequency and magnitude we have just witnessed have historically had extremely beneficial effects on both the economy and stock prices over the following 12 to 18 months. Massive overspending in some industries, such as telecommunications equipment, may keep a lid on profits for a while, and it is doubtful that we will soon see a return to the speculative markets of late 1999 and early 2000. However, there should be ample opportunity for investors who maintain a diversified approach to both the equity and fixed-income markets.

John V. Murphy
President
MML Series Investment Fund
MML Large Cap Value Fund – Portfolio Manager Report

What are the investment objectives and policies for the MML Large Cap Value Fund?

The objectives and policies of the Fund are to:
•	achieve long-term capital growth and income
•	invest primarily in a diversified portfolio of equity securities of larger, well-established companies (generally companies with market capitalization over $5.0 billion)
•	utilize a value-oriented strategy in making investment decisions
•	utilize fundamental analysis to identify companies which
–are of high investment quality or possess a unique product, market position or operating characteristics
–offer above-average levels of profitability or superior growth potential
–are attractively valued in the marketplace

How did the Fund perform during the first half of 2000?

For the six months ending June 30, 2001, the Fund’s shares returned - 6.90%, slightly trailing the - 6.68% return of the S&P 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks.

What factors contributed to the Fund’s performance?

The first quarter of the year was extremely difficult, as a weak rally in January gave way to plunging markets in February and March. The S&P 500 Index declined 11.86% for the quarter, while the Fund performed slightly better, falling 10.50%. Although large-cap value stocks fared better than the large-cap growth sector, both had negative returns. Driving the weakness in share prices was a slowing economy that broadened to include virtually all industries instead of being confined to technology and telecommunications. The Fund’s two largest holdings, Tyco International and American Express, suffered declines of 22.09% and 24.82%, respectively. Other holdings that struggled included Merck - 18.93% and American Home Products - 7.21%, both of which helped our returns last year.

To counteract the slowdown, the Federal Reserve Board began cutting short-term interest rates. The Fed reduced rates twice in January, and once in March, April, May, and June. Like the January 3 rate cut, the April 18 intervention was unscheduled, and this aggressive stance on interest rates, together with bargain-hunting following the waterfall declines in February and March, produced a strong rally to start the second quarter. As the quarter progressed, however, the rally lost momentum. Although the Fed continued to reduce interest rates, earnings disappointments proliferated, as did worrisome economic statistics, especially in the manufacturing sector.

The Fund lost ground on the S&P 500 Index in the second quarter, gaining 3.03% to the Index’s 5.86% return. Our positions in capital goods and financial services provided the best relative performance, while technology and healthcare detracted the most in relative terms. Although our technology holdings included some positions that, in retrospect, were miscalculations on our part, we continue to have a high degree of confidence in the Fund’s healthcare holdings.

The strongest performers for the second quarter included core holding Tyco International, which bounced back nicely after the rocky first quarter. Other positive holdings were Citigroup, a premier diversified financial services firm, and printer manufacturer Lexmark International. Weak holdings included Telllabs, Hewlett-Packard, American Express, and pharmaceutical stocks Bristol-Myers Squibb and Merck. The latter had an extremely difficult first half due in part to disappointing sales of its arthritis drug Vioxx. We view these problems as short-term in nature and continue to like Merck’s long-term prospects.

What is your outlook?

At the moment we are seeing a tug of war between the positive influence of lower interest rates and the negative impact of decelerating earnings growth and a slowing economy. So far, economic growth has not crossed the line to a recession, defined as two consecutive quarters of negative GDP (gross domestic product) growth. Whether we cross that line in the months to come will depend in large part on the Fed, which seems determined to revive the economy. On top of the six rate reductions already in place, the Fed could cut once or twice more in the second half of the year if necessary. The tax rebates recently passed by Congress provide another reason for optimism.

MML Large Cap Value Fund – Portfolio Manager Report (Continued)

The Fund’s management team will attempt to do its part by maintaining our long-term perspective and not forsaking our value discipline to chase short-term trends. One of the ways we feel we can add value is by having the conviction to invest in the stocks of high-quality, globally competitive companies during periods of negative market sentiment. On these occasions we can often buy such stocks at low valuations because their true worth is temporarily underestimated by most investors.

Growth of a $10,000 Investment

Hypothetical Investments in MML Large Cap Value Fund and the S&P 500 Index

MML Series Investment Fund
Total Return
	Year to Date 1/1/01 - 6/30/01	One Year 7/1/00 - 6/30/01	Since Inception Average Annual 5/1/00 - 6/30/01

MML Large Cap Value Fund	-6.90%	-5.22%	-6.77%

S&P 500 Index	-6.68%	-14.82%	-12.57%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges. Total return figures would be lower for the periods presented if they reflected these charges.

MML Large Cap Value Fund – Portfolio of Investments

June 30, 2001 (Unaudited)

	Number of Shares	Market Value

EQUITIES — 90.5%

Advertising — 0.0%
WPP Group PLC Sponsored†	200	$ 10,050

Banking, Savings & Loans — 12.6%
Bank One Corp.	6,300	225,540
Citigroup, Inc.	16,800	887,712
Federal Home Loan Mortgage Corp.	6,200	434,000
Golden West Financial Corp.	6,800	436,832
Providian Financial Corp.	6,500	384,800
Wells Fargo & Co.	15,500	719,665

		3,088,549

Broadcasting, Publishing & Printing — 1.2%
Dow Jones & Co., Inc.	600	35,826
Gannett Co., Inc.	1,900	125,210
Tribune Co.	3,100	124,031

		285,067

Building Materials & Construction — 4.0%
Martin Marietta Materials, Inc.	3,800	188,062
Masco Corp.	23,400	584,064
Vulcan Materials Co.	3,700	198,875

		971,001

Commercial Services — 1.3%
Dun & Bradstreet Corp.*	4,850	136,770
Moody’s Corp.	5,300	177,550

		314,320

Communications — 2.2%
Lucent Technologies, Inc.	12,100	75,020
Tellabs, Inc.*	23,600	455,008

		530,028

Computers & Information — 2.3%
Lexmark International Group, Inc.*	8,200	551,450

Computers & Office Equipment — 1.9%
Hewlett-Packard Co.	16,600	474,760

Containers — 1.7%
Sealed Air Corp.*	11,400	424,650

Cosmetics & Personal Care — 0.2%
The Gillette Co.	1,500	43,485

	Number of Shares	Market Value

Data Processing and Preparation — 0.1%
First Data Corp.	500	$ 32,125

Electrical Equipment & Electronics — 3.2%
Agere Systems, Inc. Cl. A*	42,500	318,750
Intel Corp.	2,400	70,200
Molex, Inc.	2,900	105,937
Rockwell International Corp.	1,800	68,616
Texas Instruments, Inc.	4,600	144,900
Tycom Limited*	4,500	77,400

		785,803

Energy — 3.7%
Devon Energy Corp.	4,800	252,000
EOG Resources, Inc.	4,600	163,530
Kinder Morgan, Inc.	3,300	165,825
Phillips Petroleum Co.	5,800	330,600

		911,955

Financial Services — 13.7%
American Express Co.	31,500	1,222,200
AvalonBay Communities, Inc.	300	14,025
Berkshire Hathaway, Inc. Cl. A*	7	485,800
Household International, Inc.	16,000	1,067,200
Morgan Stanley Dean Witter & Co.	5,900	378,957
Stillwell Financial, Inc.	5,100	171,156

		3,339,338

Foods — 1.1%
General Mills, Inc.	3,200	140,096
Kraft Foods, Inc.*	3,900	120,900

		260,996

Healthcare — 2.4%
Bristol-Myers Squibb Co.	11,100	580,530

Industrial–Diversified — 6.0%
Tyco International Limited	27,100	1,476,950

Insurance — 7.7%
American International Group, Inc.	9,450	812,700
Aon Corp.	3,000	105,000
Chubb Corp.	1,200	92,916
Loews Corp.	2,700	173,961
Progressive Corp.	1,900	256,861

	Number of Shares	Market Value

Sun Life Financial Services of Canada	1,600	$ 38,000
Transatlantic Holdings, Inc.	3,200	392,032

		1,871,470

Lodging — 0.8%
Marriott International, Inc. Cl. A	4,000	189,360

Machinery & Components — 0.9%
Dover Corp.	5,600	210,840

Medical Supplies — 0.5%
Agilent Technologies, Inc.*	3,749	121,843

Miscellaneous — 1.5%
Minnesota Mining & Manufacturing Co.	3,300	376,530

Pharmaceuticals — 7.6%
American Home Products Corp.	9,700	566,868
Eli Lilly & Co.	6,300	466,200
Merck & Co., Inc.	12,500	798,875
Pharmacia Corp.	800	36,760

		1,868,703

Prepackaged Software — 0.6%
BMC Software, Inc.*	5,200	117,208
Novell, Inc.*	3,900	22,191

		139,399

Real Estate — 1.1%
Centerpoint Properties Corp.	5,300	266,060

Restaurants — 1.6%
McDonald’s Corp.	14,300	386,958

Retail — 3.8%
Costco Wholesale Corp.*	18,800	772,304
RadioShack Corp.	5,300	161,650

		933,954

Telephone Utilities — 0.0%
Loral Space & Communications Limited*	4,000	11,200

Tobacco — 4.2%
Philip Morris Companies, Inc.	20,100	1,020,075

(Continued)

The accompanying notes are an integral part of the financial statements.
MML Large Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Transportation — 2.6%
United Parcel Service, Inc. Cl. B	11,100	$ 641,580

TOTAL EQUITIES
(Cost $22,518,064)		22,119,029

	Principal Amount

SHORT-TERM INVESTMENTS — 7.9%
Repurchase Agreement
Investors Bank & Trust Company Repurchase Agreement, dated 06/29/2001, 3.08%, due 07/02/2001 (a)	$1,932,392	1,932,392

TOTAL SHORT-TERM INVESTMENTS
(At Amortized Cost)		1,932,392

TOTAL INVESTMENTS — 98.4%
(Cost $24,450,456)**		24,051,421

Other Assets/ (Liabilities) — 1.6%		380,985

NET ASSETS — 100.0%		$ 24,432,406

Notes to Portfolio of Investments

*	Non-income producing security.

**	Aggregate cost for Federal tax purposes. (Note 7).

†	American Depository Receipt.

(a)
Maturity value of $1,932,888. Collateralized by Massachusetts State Housing Financial Agency obligation with a rate of 5.375%, maturity date of 06/01/2016, and aggregate market value, including accrued interest, of $2,029,364.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Large Cap Value Fund – Financial Statements

Statement of Assets and Liabilities

June 30, 2001 (Unaudited)
Assets:
Investments, at value (cost $22,518,064) (Note 2)	$22,119,029
Short-term investments, at amortized cost (Note 2)	1,932,392

Total Investments	24,051,421
Cash	428,357
Receivables from:
Interest and dividends	23,827
Prepaid expenses	7,675
Foreign taxes withheld	13

Total assets	24,511,293

Liabilities:
Payables for:
Investments purchased	56,152
Directors’ fees and expenses (Note 3)	1,619
Affiliates (Note 3):
Investment management fees	15,156
Accrued expenses and other liabilities	5,960

Total liabilities	78,887

Net assets	$24,432,406

Net assets consist of:
Paid-in capital	$25,825,133
Undistributed net investment income	55,583
Accumulated net realized loss on investments	(1,049,275)
Net unrealized depreciation on investments	(399,035)

$24,432,406

Shares outstanding:	2,661,166

Net asset value, offering price and redemption price per share:	$ 9.18

The accompanying notes are an integral part of the financial statements.

MML Large Cap Value Fund – Financial Statements (Continued)

Statement of Operations

Six months ended June 30, 2001 (Unaudited)
Investment income (Note 2):
Dividends	$ 93,443
Interest	46,768

Total investment income	140,211

Expenses (Note 2):
Investment management fees (Note 3)	81,373
Custody fees	3,520
Audit and legal fees	1,585
Shareholder reporting fees	338
Directors’ fees (Note 3)	240

Total expenses	87,056

Net investment income	53,155

Realized and unrealized gain (loss):
Net realized loss on investment transactions	(1,007,211)
Net change in unrealized appreciation (depreciation) on investments	(412,076)

Net realized and unrealized loss	(1,419,287)

Net decrease in net assets resulting from operations	$(1,366,132)

The accompanying notes are an integral part of the financial statements.

MML Large Cap Value Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Six months ended June 30, 2001 (Unaudited)	Period ended December 31, 2000*
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 53,155	$ 66,019
Net realized loss on investment transactions	(1,007,211)	(42,064)
Net change in unrealized appreciation (depreciation) on investments	(412,076)	13,041

Net increase (decrease) in net assets resulting from operations	(1,366,132)	36,996

Distributions to shareholders (Note 2):
From net investment income:	-	(63,591)
Net fund share transactions (Note 5):	7,746,727	18,078,406

Total increase in net assets	6,380,595	18,051,811
Net assets:
Beginning of period	18,051,811	-

End of period (including undistributed net investment income of $55,583 and $2,428, respectively)	$24,432,406	$18,051,811

*  For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

The accompanying notes are an integral part of the financial statements.

MML Large Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Six months ended 6/30/01 (Unaudited)		Period ended 12/31/00†
Net asset value, beginning of period	$ 9.86		$ 10.00

Income (loss) from investment operations:
Net investment income	0.02	***	0.05	***
Net realized and unrealized gain (loss) on investments	(0.70)		(0.15)

Total income (loss) from investment operations	(0.68)		(0.10)

Less distributions to shareholders:
From net investment income	-		(0.04)

Net asset value, end of period	$ 9.18		$ 9.86

Total Return@	(6.90)%	**	(1.05)%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 24,432		$ 18,052
Ratio of expenses to average daily net assets:
Before expense waiver	0.86%	*	1.07%	*
After expense waiver#	0.86%	*	0.91%	*
Net investment income to average daily net assets	0.52%	*	0.78%	*
Portfolio turnover rate	8%	**	14%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
@
Total Return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000 and the period ended June 30, 2001.

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio Manager Report

What are the investment objectives and policies for the MML Equity Index Fund?

The objectives and policies of the Fund are to:
•	achieve long-term growth of capital through performance that closely tracks that of the S&P 500 Index
•	invest in a portfolio of equity securities mirroring the sector and stock weightings of the S&P 500 Index

How did the Fund perform during the first half of 2001?

For the six months ending June 30, 2001, the Fund’s Class I shares returned -6.95%, about in line with the -6.68% return of the S&P 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks.

What factors influenced performance during the period?

The economic downturn that began in 2000 continued in the first half of 2001. The year began on a positive note, as the Federal Reserve Board unexpectedly reduced short-term interest rates on January 3. Investors, heartened at the rate cut and the prospect of more to come, jumped back into growth stocks and propelled the S&P 500 Index higher throughout the rest of January. However, the advance was tentative and led by the stocks of companies with the shakiest balance sheets, which had the most to gain from lowered borrowing costs.

February and March saw the market take back what it had gained in January and more, as a spate of earnings disappointments sent share prices sharply lower. By this time, what had started in the fall of 2000 as a sharp inventory correction in technology and telecommunications companies broadened out to include virtually all industries. This broadening was reflected in the performance of the S&P 500 Index’s components, as the Index registered 328 declining issues and only 171 advancing issues during the first three months of the year. For the first quarter, the Index lost 11.86%, with value stocks holding up much better than growth stocks but still posting a negative return.

Looking inside the Index, the best performance was found in the transportation and consumer cyclicals sectors, which gained less than 1% each. Technology led the declining sectors with a 24.72% loss, followed by health care and capital goods, which lost 15.15% and 13.68%, respectively. The best-performing stocks were Advanced Micro Devices, Dillards, and Kmart, with gains of 92.1%, 85.7%, and 76.9%, respectively. Losers included Applied Micro Circuits -78.0%, Network Appliance -73.8%, and QLogic -70.8%. There were six changes in the S&P 500 during the first quarter, well off the pace in 2000, when there were 58 changes during the year.

What about the second quarter?

The Index rebounded in the second quarter, helped by bargain-hunting and continued easing by the Fed. A surprise rate cut on April 18 was particularly beneficial, and two more reductions followed in May and June. Overall, the Fed trimmed short-term rates a total of 275 basis points during the first half of the year. Lower interest rates contributed to the perception that the economy might recover late this year or early in 2002. In anticipation of this eventuality, stocks firmed.

The Index registered a 5.85% gain during the quarter. Mid-cap and small-cap stocks did particularly well, with both groups rising over 13%. Large-cap growth stocks outperformed large-cap value shares for the first time since the second quarter of 2000. Sector performance was much more balanced than in the first quarter. The best-performing sectors were capital goods and technology, up 12.05% and 11.89%, respectively. The worst performer was utilities, which fell 8.81%. Utilities were dragged down by the poor performance of many power companies, which declined in response to easing energy prices and the news of President Bush’s decision to impose price controls on electricity in California.

What is your outlook?

For the remainder of the year, investors will no doubt be looking for signs that the Fed’s stimulative monetary policy is having the desired effect of reviving the economy. As of mid-year, economic growth still looked weak, but movements in interest rates normally take some time to percolate through the economy. The tax rebates coming into consumers’ hands in the third quarter should be an additional positive influence on consumer spending, which accounts for approximately two-thirds of economy activity in the U.S. Finally, we could see one or two more reductions in interest rates from the Fed if the economy remains weak. While we do not anticipate a return to the speculative markets of the late 1990s any time soon, even a return to moderate economic growth in the 2% to 3% range should enable many of the stocks in the benchmark to improve on their recent performance.
Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Index Fund Class I and the S&P 500 Index

MML Series Investment Fund
Total Return

	Year to Date	One Year	Since Inception Average Annual
	1/1/01 - 6/30/01	7/1/00 - 6/30/01	5/1/97 - 6/30/01

MML Equity Index Fund
Class I	-6.95%	-15.26%	11.65%

S&P 500 Index	-6.68%	-14.82%	12.24%

Hypothetical Investments in MML Equity Index Fund Class II, Class III and the S&P 500 Index

MML Series Investment Fund
Total Return
	Year to Date	One Year	Since Inception Average Annual
	1/1/01 - 6/30/01	7/1/00 - 6/30/01	5/1/00 - 6/30/01

MML Equity Index Fund
Class II	-6.83%	-15.07%	-12.85%
MML Equity Index Fund
Class III	-6.82%	-14.97%	-12.75%

S&P 500 Index	-6.68%	-14.82%	-12.57%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges. Total return figures would be lower for the periods presented if they reflected these charges.

MML Equity Index Fund – Portfolio of Investments

June 30, 2001 (Unaudited)

	Number of Shares	Market Value

EQUITIES — 98.8%

Advertising — 0.3%
Interpublic Group of Companies, Inc.	5,939	$ 174,310
Omnicom Group, Inc.	2,900	249,400
TMP Worldwide, Inc.*	1,496	88,429

		512,139

Aerospace & Defense — 1.2%
Boeing Co.	14,135	785,906
General Dynamics Corp.	3,300	256,773
Goodrich (B.F.) Co.	1,600	60,768
Honeywell International, Inc.	12,887	450,916
Lockheed Martin Corp.	6,900	255,645
Northrop Grumman Corp.	1,300	104,130
Raytheon Co.*	5,600	148,680
TRW, Inc.	1,900	77,900

		2,140,718

Air Transportation — 0.2%
AMR Corp.*	2,500	90,325
Delta Air Lines, Inc.	2,000	88,160
Southwest Airlines Co.	12,355	228,444
US Airways Group, Inc.*	1,100	26,730

		433,659

Apparel, Textiles & Shoes — 0.5%
Gap, Inc.	13,787	399,823
Liz Claiborne, Inc.	800	40,360
The Limited, Inc.	6,900	113,988
Nike, Inc. Cl. B	4,500	188,955
Nordstrom, Inc.	2,200	40,810
Reebok International Limited*	800	25,560
VF Corp.	1,800	65,484

		874,980

Automotive & Parts — 1.1%
Cooper Tire & Rubber Co.	900	12,780
Dana Corp.	2,085	48,664
Delphi Automotive Systems Corp.	9,017	143,641
Ford Motor Co.	30,026	737,138
General Motors Corp.	8,807	566,730
Genuine Parts Co.	2,700	85,050
Goodyear Tire & Rubber Co.	2,500	70,000
Harley-Davidson, Inc.	4,900	230,692
Navistar International Corp.*	800	22,504

	Number of Shares	Market Value

Paccar, Inc.	1,300	$ 66,846
Visteon Corp.	2,415	44,388

		2,028,433

Banking, Savings & Loans — 10.6%
Amsouth Bancorp.	5,750	106,317
Bank of America Corp.	25,856	1,552,136
Bank of New York Co., Inc.	12,000	576,000
Bank One Corp.	18,910	676,978
BB&T Corp.	6,500	238,550
Capital One Financial Corp.	3,100	186,000
Charter One Financial, Inc.	3,220	102,718
Citigroup, Inc.	81,493	4,306,090
Comerica, Inc.	2,850	164,160
Federal Home Loan Mortgage Corp.	11,200	784,000
Federal National Mortgage Association	16,300	1,387,945
Fifth Third Bancorp	9,397	564,290
First Union Corp.	16,096	562,394
Fleet Boston Financial Corp.	17,447	688,284
Golden West Financial Corp.	2,600	167,024
Huntington Bancshares, Inc.	3,679	60,152
J.P. Morgan Chase & Co.	32,110	1,432,106
KeyCorp.	6,700	174,535
Mellon Financial Corp.	7,800	358,800
National City Corp.	9,700	298,566
Northern Trust Corp.	3,700	231,250
PNC Financial Services Group	4,800	315,792
Providian Financial Corp.	4,700	278,240
Regions Financial Corp.	4,400	140,800
SouthTrust Corp.	5,600	145,600
State Street Corp.	5,200	257,348
SunTrust Banks, Inc.	4,700	304,466
Synovus Financial Corp.	4,500	141,210
U.S. Bancorp	31,005	706,604
Union Planters Corp.	2,100	91,560
Wachovia Corp.	3,600	256,140
Washington Mutual, Inc.	14,185	532,647
Wells Fargo & Co.	27,754	1,288,618
Zions Bancorp	1,500	88,500

		19,165,820

	Number of Shares	Market Value

Beverages — 2.1%
Anheuser-Busch Companies, Inc.	14,600	$ 601,520
Brown-Forman Corp. Cl. B	1,100	70,334
The Coca-Cola Co.	40,400	1,818,000
Coca-Cola Enterprises, Inc.	6,800	111,180
Coors (Adolph) Co. Cl. B	600	30,108
Pepsi Bottling Group, Inc.	2,299	92,190
PepsiCo, Inc.	23,400	1,034,280

		3,757,612

Broadcasting, Publishing & Printing — 4.3%
American Greetings Corp. Cl. A	1,000	11,000
AOL Time Warner, Inc.*	71,420	3,785,260
Clear Channel Communications, Inc.*	9,627	603,613
Comcast Corp. Cl. A*	15,381	667,535
Dow Jones & Co., Inc.	1,400	83,594
Gannett Co., Inc.	4,400	289,960
Harcourt General, Inc.	1,200	69,828
Knight Ridder, Inc.	1,200	71,160
The McGraw-Hill Companies, Inc.	3,200	211,680
Meredith Corp.	1,000	35,810
New York Times Co. Cl. A	2,600	109,200
Tribune Co.	5,041	201,690
Univision Communications, Inc. Cl. A*	3,500	149,730
Viacom, Inc. Cl. B*	28,772	1,488,951

		7,779,011

Building Materials & Construction — 1.4%
Centex Corp.	900	36,675
The Home Depot, Inc.	37,550	1,747,952
Louisiana-Pacific Corp.	1,500	17,595
Lowe’s Companies, Inc.	6,200	449,810
Masco Corp.	7,200	179,712
Vulcan Materials Co.	1,600	86,000

		2,517,744

Chemicals — 1.2%
Air Products and Chemicals, Inc.	3,700	169,275
Ashland, Inc.	1,100	44,110
Dow Chemical Co.	14,522	482,857

(Continued)

The accompanying notes are an integral part of the financial statements.
MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

E. I. du Pont de Nemours and Co.	16,975	$ 818,874
Eastman Chemical Co.	1,200	57,156
Engelhard Corp.	2,000	51,580
FMC Corp.*	500	34,280
Great Lakes Chemical Corp.	800	24,680
Hercules, Inc.	1,800	20,340
International Flavors & Fragrances, Inc.	1,600	40,208
PPG Industries, Inc.	2,800	147,196
Praxair, Inc.	2,600	122,200
Rohm & Haas Co.	3,584	117,914

		2,130,670

Commercial Services — 1.1%
Allied Waste Industries, Inc.*	3,100	57,908
Block (H & R), Inc.	1,500	96,825
Cendant Corp.*	13,461	262,489
Cintas Corp.	2,700	124,875
Concord EFS, Inc.*	3,667	190,721
Convergys Corp.*	2,800	84,700
Donnelley (R.R.) & Sons Co.	2,000	59,400
Ecolab, Inc.	2,000	81,940
Equifax, Inc.	2,100	77,028
Fluor Corp.	1,200	54,180
Moody’s Corp.	2,700	90,450
Paychex, Inc.	6,050	242,000
PerkinElmer, Inc.	1,800	49,554
Quintiles Transnational Corp.*	2,000	50,500
Robert Half International, Inc.*	2,800	69,692
Ryder System, Inc.	1,900	37,240
Waste Management, Inc.	10,132	312,268

		1,941,770

Communications — 2.5%
ADC Telecommunications, Inc.*	12,800	84,480
Andrew Corp.*	1,200	22,140
Avaya, Inc.*	4,615	63,226
Citizens Communications Co.*	4,100	49,323
Global Crossing Limited*	14,645	126,533
Lucent Technologies, Inc.	54,885	340,287
Network Appliance, Inc.*	5,300	72,610

	Number of Shares	Market Value

Nextel Communications, Inc. Cl. A*	12,600	$ 220,500
Nortel Networks Limited	51,420	467,408
Qualcomm, Inc.*	12,200	713,456
SBC Communications, Inc.	54,442	2,180,947
Scientific-Atlanta, Inc.	2,600	105,560
Tellabs, Inc.*	6,600	127,248

		4,573,718

Computer Integrated Systems Design — 0.7%
Autodesk, Inc.	1,000	37,300
Broadvision, Inc.*	4,300	21,500
Cabletron Systems, Inc.*	3,000	68,550
Computer Sciences Corp.*	2,800	96,880
Parametric Technology Corp.*	4,000	55,960
Sapient Corp.*	1,700	16,575
Sun Microsystems, Inc.*	52,946	832,311
Teradyne, Inc.*	2,900	95,990
Unisys Corp.*	4,800	70,608

		1,295,674

Computer Programming Services — 0.0%
Mercury Interactive Corp.*	1,400	83,860

Computers & Information — 3.1%
Apple Computer, Inc.*	5,600	130,200
Cisco Systems, Inc.*	118,200	2,151,240
Compaq Computer Corp.	27,392	424,302
Comverse Technology, Inc.*	2,619	150,907
Dell Computer Corp.*	42,000	1,089,900
EMC Corp.*	35,500	1,031,275
Gateway, Inc.*	5,200	85,540
Jabil Circuit, Inc.*	3,000	92,580
Lexmark International Group, Inc.*	2,200	147,950
Palm, Inc.*	9,229	56,020
Solectron Corp.*	10,300	188,490
Symbol Technologies, Inc.	3,600	79,920

		5,628,324

Computers & Office Equipment — 2.7%
Electronic Data Systems Corp.	7,600	475,000
Hewlett-Packard Co.	31,435	899,041
International Business Machines Corp.	28,105	3,175,865
Pitney Bowes, Inc.	4,100	172,692

	Number of Shares	Market Value

Xerox Corp.	10,800	$ 103,356

		4,825,954

Containers — 0.1%
Ball Corp.	400	19,024
Bemis Co., Inc.	800	32,136
Pactiv Corp.*	2,400	32,160
Sealed Air Corp.*	1,307	48,686
Temple-Inland, Inc.	800	42,632

		174,638

Cosmetics & Personal Care — 1.7%
Alberto-Culver Co. Cl. B	900	37,836
Avon Products, Inc.	3,900	180,492
Colgate-Palmolive Co.	9,400	554,506
The Gillette Co.	17,300	501,527
Kimberly-Clark Corp.	8,700	486,330
The Procter & Gamble Co.	21,100	1,346,180

		3,106,871

Data Processing and Preparation — 0.7%
Automatic Data Processing, Inc.	10,400	516,880
Deluxe Corp.	1,100	31,790
First Data Corp.	6,400	411,200
Fiserv, Inc.*	2,001	128,024
IMS Health, Inc.	4,800	136,800
NCR Corp.*	1,600	75,200

		1,299,894

Electric Utilities — 2.6%
AES Corp.*	8,746	376,515
Allegheny Energy, Inc.	1,900	91,675
Ameren Corp.	2,100	89,670
American Electric Power Co.	5,180	239,161
Calpine Corp.*	4,791	181,100
Cinergy Corp.	2,500	87,375
CMS Energy Corp.	2,228	62,050
Consolidated Edison, Inc.	3,300	131,340
Constellation Energy Group, Inc.	2,600	110,760
Dominion Resources, Inc.	4,068	244,609
DTE Energy Co.	2,400	111,456
Duke Energy Corp.	12,315	480,408
Edison International	4,900	54,635
Entergy Corp.	3,500	134,365
Exelon Corp.	5,212	334,193
FirstEnergy Corp.	3,500	112,560
FPL Group, Inc.	2,800	168,588

(Continued)

The accompanying notes are an integral part of the financial statements.
MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

GPU, Inc.	1,800	$ 63,270
Mirant Corp.*	5,733	197,215
Niagara Mohawk Holdings, Inc.*	2,400	42,456
NiSource, Inc.	3,370	92,102
PG&E Corp.	6,400	71,680
Pinnacle West Capital Corp.	1,300	61,620
PPL Corp.	2,600	143,000
Progress Energy, Inc.	3,558	159,825
Public Service Enterprise Group, Inc.	3,400	166,260
Reliant Energy, Inc.	4,999	161,018
Southern Co.	10,900	253,425
TXU Corp.	4,145	199,748

		4,622,079

Electrical Equipment & Electronics — 9.1%
Advanced Micro Devices, Inc.*	5,200	150,176
Altera Corp.*	6,400	185,856
American Power Conversion Corp.*	3,600	56,700
Analog Devices, Inc.*	5,800	250,850
Applied Micro Circuits Corp.*	5,000	86,000
Broadcom Corp. Cl. A*	3,983	170,313
Conexant Systems, Inc.*	3,900	34,905
Emerson Electric Co.	7,100	429,550
General Electric Co.	160,800	7,839,000
Intel Corp.	109,300	3,197,025
Jds Uniphase Corp.*	21,011	267,890
Johnson Controls, Inc.	1,300	94,211
Kla-Tencor Corp.*	3,100	181,257
Linear Technology Corp.	5,200	229,944
LSI Logic Corp.*	6,036	113,477
Maxim Integrated Products, Inc.*	5,200	229,892
Micron Technology, Inc.*	9,578	393,656
Molex, Inc.	3,750	136,987
Motorola, Inc.	35,215	583,160
National Semiconductor Corp.*	2,800	81,536
Novellus Systems, Inc.*	2,300	130,617
Power-One, Inc.*	1,200	19,968
Qlogic Corp.*	1,500	96,675
Rockwell International Corp.	3,100	118,172
Sanmina Corp.*	5,100	119,391
Texas Instruments, Inc.	28,196	888,174
Thomas & Betts Corp.	1,800	39,726

	Number of Shares	Market Value

Vitesse Semiconductor Corp.*	3,200	$ 67,328
Xilinx, Inc.*	5,300	218,572

		16,411,008

Energy — 7.5%
Amerada Hess Corp.	1,500	121,200
Anadarko Petroleum Corp.	3,974	214,715
Apache Corp.	2,000	101,500
Burlington Resources, Inc.	3,552	141,902
Chevron Corp.	10,424	943,372
Conoco, Inc. Cl. B	9,968	288,075
Devon Energy Corp.	2,100	110,250
Dynegy, Inc.	5,170	240,405
El Paso Corp.	8,036	422,211
Enron Corp.	12,100	592,900
EOG Resources, Inc.	1,800	63,990
Exxon Mobil Corp.	55,836	4,877,275
Halliburton Co.	7,400	263,440
Kerr-McGee Corp.	1,547	102,520
KeySpan Corp.	2,200	80,256
Kinder Morgan, Inc.	1,900	95,475
Nabors Industries, Inc.*	2,205	82,026
Nicor, Inc.	800	31,184
Noble Drilling Corp.*	2,200	72,050
Occidental Petroleum Corp.	6,400	170,176
Oneok, Inc.	1,000	19,700
Peoples Energy Corp.	600	24,120
Phillips Petroleum Co.	4,200	239,400
Rowan Companies, Inc.*	1,600	35,360
Royal Dutch Petroleum Co. NY Shares	34,552	2,013,345
Schlumberger Limited	9,200	484,380
Sempra Energy	3,151	86,148
Sunoco, Inc.	1,400	51,282
Texaco, Inc.	8,900	592,740
Tosco Corp.	2,300	101,315
Transocean Sedco Forex, Inc.	5,000	206,250
Unocal Corp.	3,900	133,185
USX-Marathon Group	5,400	159,354
The Williams Companies, Inc.	7,700	253,715
Xcel Energy, Inc.	5,415	154,057

		13,569,273

Entertainment & Leisure — 0.6%
Brunswick Corp.	1,300	31,239

	Number of Shares	Market Value

Harrah’s Entertainment Inc.*	1,900	$ 67,070
The Walt Disney Co.	33,900	979,371

		1,077,680

Financial Services — 3.1%
American Express Co.	21,500	834,200
American General Corp.	8,320	386,464
Bear Stearns Companies, Inc.	1,856	109,448
Countrywide Credit Industries, Inc.	1,700	77,996
Franklin Resources, Inc.	4,300	196,811
Household International, Inc.	7,713	514,457
Lehman Brothers Holdings, Inc.	4,070	316,442
MBNA Corp.	13,933	459,092
Merrill Lynch & Co., Inc.	13,573	804,200
Morgan Stanley Dean Witter & Co.	18,150	1,165,774
Price (T. Rowe) Group, Inc.	2,000	74,780
Schwab (Charles) Corp.	22,475	343,867
Stillwell Financial, Inc.	3,600	120,816
USA Education, Inc.	2,600	189,800

		5,594,147

Foods — 1.8%
Archer-Daniels-Midland Co.	10,254	133,302
Campbell Soup Co.	6,800	175,100
ConAgra, Inc.	9,100	180,271
General Mills, Inc.	4,600	201,388
Heinz (H. J.) Co.	5,600	228,984
Hershey Foods Corp.	2,200	135,762
Kellogg Co.	6,600	191,400
The Kroger Co.*	13,200	330,000
Quaker Oats Co.	2,100	191,625
Ralston Purina Group	5,000	150,100
Safeway, Inc.*	8,100	388,800
Sara Lee Corp.	13,059	247,337
Starbucks Corp.*	6,200	142,600
SuperValu, Inc.	2,100	36,855
SYSCO Corp.	11,000	298,650
Wrigley (WM.) Jr. Co.	3,700	173,345

		3,205,519

Forest Products & Paper — 0.5%
Boise Cascade Corp.	1,100	38,687
Georgia-Pacific Group	3,740	126,599

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

International Paper Co.	7,723	$ 275,711
Mead Corp.	1,500	40,710
Potlatch Corp.	400	13,764
Westvaco Corp.	1,600	38,864
Weyerhaeuser Co.	3,700	203,389
Willamette Industries, Inc.	1,800	89,100

		826,824

Healthcare — 2.2%
Becton, Dickinson and Co.	4,300	153,897
Bristol-Myers Squibb Co.	31,423	1,643,423
The Healthcare Co.	9,000	406,710
Healthsouth Corp.*	6,100	97,417
Humana, Inc.*	2,600	25,610
Manor Care, Inc.*	1,600	50,800
Schering-Plough Corp.	23,700	858,888
Tenet Healthcare Corp.*	5,400	278,586
UnitedHealth Group, Inc.	5,200	321,100
Wellpoint Health Networks, Inc.*	1,000	94,240

		3,930,671

Home Construction, Furnishings & Appliances — 0.1%
KB HOME	700	21,119
Leggett & Platt, Inc.	3,300	72,699
Maytag Corp.	1,300	38,038
Pulte Corp.	800	34,104
Whirlpool Corp.	1,100	68,750

		234,710

Household Products — 0.6%
The Clorox Co.	3,800	128,630
Corning, Inc.	14,816	247,575
Fortune Brands, Inc.	2,500	95,900
Snap-On, Inc.	800	19,328
Tupperware Corp.	900	21,087
Unilever NV NY Shares	9,232	549,950

		1,062,470

Industrial–Distribution — 0.0%
W.W. Grainger, Inc.	1,500	61,740

Industrial–Diversified — 1.1%
Illinois Tool Works, Inc.	4,900	310,170
McDermott International, Inc.*	800	9,320
Tyco International Limited	31,347	1,708,412

		2,027,902

	Number of Shares	Market Value

Information Retrieval Services — 0.1%
Yahoo!, Inc.*	9,100	$ 181,909

Insurance — 4.2%
Aetna, Inc.*	2,200	56,914
AFLAC, Inc.	8,600	270,814
Allstate Corp.	12,000	527,880
Ambac Financial Group, Inc.	1,700	98,940
American International Group, Inc.	37,689	3,241,254
Aon Corp.	3,950	138,250
Chubb Corp.	2,800	216,804
Cigna Corp.	2,600	249,132
Cincinnati Financial Corp.	2,500	98,750
Conseco, Inc.*	5,558	75,867
The Hartford Financial Services Group, Inc.	3,782	258,689
Jefferson-Pilot Corp.	2,550	123,216
John Hancock Financial Services, Inc.	4,802	193,329
Lincoln National Corp.	3,200	165,600
Loews Corp.	3,200	206,176
Marsh & McLennan Companies, Inc.	4,500	454,500
MBIA, Inc.	2,250	125,280
Metlife, Inc.	12,300	381,054
MGIC Investment Corp.	1,600	116,224
Progressive Corp.	1,200	162,228
Safeco Corp.	2,300	67,850
St. Paul Companies, Inc.	3,724	188,770
Torchmark Corp.	1,900	76,399
UnumProvident Corp.	3,838	123,277

		7,617,197

Lodging — 0.2%
Hilton Hotels Corp.	5,900	68,440
Marriott International, Inc. Cl. A	4,000	189,360
Starwood Hotels & Resorts Worldwide, Inc.	3,060	114,077

		371,877

Machinery & Components — 1.4%
Applied Materials, Inc.*	13,100	643,210
Baker Hughes, Inc.	5,540	185,590
Black & Decker Corp.	1,400	55,244
Caterpillar, Inc.	5,500	275,275
Cummins, Inc.	1,100	42,570
Danaher Corp.	2,300	128,800
Deere & Co.	3,900	147,615
Dover Corp.	3,300	124,245

	Number of Shares	Market Value

Ingersoll-Rand Co.	2,700	$ 111,240
Pall Corp.	1,900	44,707
Parker-Hannifin Corp.	2,000	84,880
The Stanley Works	1,300	54,444
Timken Co.	800	13,552
United Technologies Corp.	7,600	556,776

		2,468,148

Manufacturing — 0.0%
Millipore Corp.	700	43,386

Manufacturing–Diversified — 0.2%
Cooper Industries, Inc.	1,700	67,303
Eaton Corp.	1,100	77,110
ITT Industries, Inc.	1,400	61,950
National Service Industries, Inc.	700	15,799
Textron, Inc.	2,300	126,592

		348,754

Medical Supplies — 1.6%
Agilent Technologies, Inc.*	7,457	242,352
Allergan, Inc.	2,200	188,100
Applera Corp.-Applied Biosystems Group	3,400	90,950
Bard (C.R.), Inc.	900	51,255
Bausch & Lomb, Inc.	900	32,616
Baxter International, Inc.	9,800	480,200
Biomet, Inc.	3,050	146,583
Boston Scientific Corp.*	6,800	115,600
Guidant Corp.*	5,100	183,600
Medtronic, Inc.	19,600	901,796
St. Jude Medical, Inc.*	1,400	84,000
Stryker Corp.	3,300	181,005
Tektronix, Inc.*	1,400	38,010
Thermo Electron Corp.*	3,200	70,464

		2,806,531

Metals & Mining — 0.7%
Alcan Aluminum Limited	5,233	219,891
Alcoa, Inc.	13,984	550,970
Allegheny Technologies, Inc.	1,200	21,708
Barrick Gold Corp.	6,500	98,475
Crane Co.	900	27,900
Freeport-McMoran Copper & Gold, Inc. Cl. B*	2,400	26,520
Homestake Mining Co.	4,300	33,325
Inco Limited*	2,800	48,328

(Continued)

The accompanying notes are an integral part of the financial statements.
MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Newmont Mining Corp.	3,172	$ 59,031
Nucor Corp.	1,200	58,668
Phelps Dodge Corp.	1,260	52,290
Placer Dome, Inc.	5,400	52,920
USX-U.S. Steel Group, Inc.	2,000	40,300
Worthington Industries, Inc.	1,300	17,680

		1,308,006

Miscellaneous — 0.5%
Avery-Dennison Corp.	1,800	91,890
Minnesota Mining & Manufacturing Co.	6,400	730,240

		822,130

Pharmaceuticals — 9.0%
Abbott Laboratories	25,000	1,200,250
American Home Products Corp.	21,200	1,238,928
Amgen, Inc.*	16,800	1,019,424
Biogen, Inc.*	2,400	130,464
Cardinal Health, Inc.	7,145	493,005
Chiron Corp.*	3,100	158,100
Eli Lilly & Co.	18,300	1,354,200
Forest Laboratories, Inc. Cl. A*	2,800	198,800
Johnson & Johnson	48,822	2,441,100
King Pharmaceuticals, Inc.*	2,626	141,147
McKesson HBOC, Inc.	4,492	166,743
Medimmune, Inc.*	3,600	169,920
Merck & Co., Inc.	37,088	2,370,294
Pfizer, Inc.	102,375	4,100,119
Pharmacia Corp.	20,831	957,184
Sigma-Aldrich Corp.	1,500	57,930
Watson Pharmaceutical, Inc.*	1,700	104,788

		16,302,396

Photography Equipment/Supplies — 0.1%
Eastman Kodak Co.	5,100	238,068

Prepackaged Software — 5.5%
Adobe Systems, Inc.	4,000	188,000
BMC Software, Inc.*	3,800	85,652
Citrix Systems, Inc.*	3,100	108,190
Computer Associates International, Inc.	9,250	333,000
Compuware Corp.*	5,600	78,344
Intuit, Inc.*	3,300	131,967
Microsoft Corp.*	87,174	6,328,832
Novell, Inc.*	4,700	26,743
Oracle Corp.*	90,565	1,720,735
Peoplesoft, Inc.*	4,700	231,381

	Number of Shares	Market Value

Siebel Systems, Inc.*	7,233	$ 339,228
Veritas Software Corp.*	6,385	424,794

		9,996,866

Restaurants — 0.4%
Darden Restaurants, Inc.	1,900	53,010
McDonald’s Corp.	21,300	576,378
Tricon Global Restaurants, Inc.*	2,390	104,921
Wendy’s International, Inc.	1,800	45,972

		780,281

Retail — 4.2%
AutoZone, Inc.*	1,900	71,250
Bed Bath & Beyond, Inc.*	4,800	144,000
Best Buy Co., Inc.*	3,400	215,968
Big Lots, Inc.*	3,400	46,512
Circuit City Stores- Circuit City Group	3,300	59,400
Costco Wholesale Corp.*	7,200	295,776
CVS Corp.	6,300	243,180
Dillards, Inc. Cl. A	1,400	21,378
Dollar General Corp.	5,321	103,760
Federated Department Stores, Inc.*	3,200	136,000
K Mart Corp.*	7,600	87,172
Kohls Corp.*	5,500	345,015
The May Department Stores Co.	4,750	162,735
Newell Rubbermaid, Inc.	4,272	107,227
Office Depot, Inc.*	4,700	48,786
J.C. Penney Co., Inc.	4,600	121,256
RadioShack Corp.	3,200	97,600
Sears, Roebuck and Co.	5,500	232,705
Sherwin-Williams Co.	2,600	57,720
Staples, Inc.*	7,550	120,725
Target Corp.	14,500	501,700
Tiffany & Co.	2,300	83,306
TJX Companies, Inc.	4,500	143,415
Toys R Us, Inc.*	3,200	79,200
Walgreen Co.	16,500	563,475
Wal-Mart Stores, Inc.	72,500	3,538,000

		7,627,261

Retail-Grocery — 0.1%
Albertson’s, Inc.	6,793	203,722
Winn-Dixie Stores, Inc.	2,200	57,486

		261,208

	Number of Shares	Market Value

Telephone Utilities — 4.1%
Alltel Corp.	5,200	$ 318,552
AT&T Corp.	55,752	1,226,544
BellSouth Corp.	30,500	1,228,235
CenturyTel, Inc.	2,400	72,720
Qwest Communications International, Inc.	26,801	854,148
Sprint Corp. (FON Group)	14,600	311,856
Sprint Corp. (PCS Group)*	15,300	369,495
Verizon Communications, Inc.	43,829	2,344,852
Worldcom, Inc.*	46,477	695,296

		7,421,698

Tobacco — 1.0%
Philip Morris Companies, Inc.	35,541	1,803,706
UST, Inc.	2,800	80,808

		1,884,514

Toys, Games — 0.1%
Hasbro, Inc.	2,650	38,293
Mattel, Inc.	6,700	126,764

		165,057

Transportation — 0.6%
Burlington Northern Santa Fe Corp.	6,200	187,054
Carnival Corp.	9,600	294,720
CSX Corp.	3,600	130,464
FedEx Corp.*	4,920	197,784
Norfolk Southern Corp.	5,900	122,130
Union Pacific Corp.	4,200	230,622

		1,162,774

Travel — 0.1%
Sabre Holdings Corp.*	2,211	110,550

TOTAL EQUITIES
(Cost $187,502,126)		178,814,123

RIGHTS — 0.0%
Electric Utilities — 0.0%
Progress Energy, Inc.	1,300	0

TOTAL RIGHTS
(Cost $0)		0

(Continued)

The accompanying notes are an integral part of the financial statements.
MML Equity Index Fund – Portfolio of Investments (Continued)

		Principal Amount	Market Value

SHORT-TERM INVESTMENTS — 6.5%
Cash Equivalents — 5.3%
AT&T**
3.980%	07/19/2001	$ 246,513	$ 246,513
Banc One Bank Note**
4.060%	07/02/2001	169,998	169,998
First Union II**
4.000%	03/12/2002	566,740	566,740
Fleet National Bank Note**
4.210%	10/31/2001	619,903	619,903
GMAC Bank Note**
4.110%	03/08/2002	283,361	283,361
Goldman Sachs Bank Note**
3.840%	03/21/2002	233,366	233,366
Merrill Lynch Bank Note**
3.940%	04/05/2002	396,711	396,711
Merrimac Money Market Fund**
4.120%	07/02/2001	4,523,740	4,523,740
Morgan Stanley Dean Witter & Co.**
3.960%	07/16/2001	170,013	170,013
Morgan Stanley Dean Witter & Co.**
3.980%	09/14/2001	340,052	340,052
Provident Institutional Money Market Fund**
4.000%	07/02/2001	1,133,468	1,133,468
Royal Bank of Canada Eurodollar Time Deposit**
4.000%	07/02/2001	850,101	850,101

			9,533,966

Repurchase Agreement — 1.0%
Investors Bank & Trust Company
Repurchase Agreement, dated 06/29/2001, 3.08%,
due 07/02/2001(a)		1,901,024	1,901,024

U.S. Treasury Bills — 0.2%
U.S. Treasury Bill***
3.580%	07/19/2001	20,000	19,962
U.S. Treasury Bill***
3.690%	07/19/2001	65,000	64,873
U.S. Treasury Bill***
3.700%	07/19/2001	215,000	214,581
U.S. Treasury Bill***
3.740%	07/19/2001	25,000	24,951

			324,367

TOTAL SHORT-TERM INVESTMENTS
(At Amortized Cost)	11,759,357

Market Value

TOTAL INVESTMENTS — 105.3%
(Cost $199,261,483)****	$ 190,573,480
Other Assets/ (Liabilities) — (5.3%)	(9,604,945)

NET ASSETS — 100.0%	$ 180,968,535

Notes to Portfolio of Investments
*	Non-income producing security.

**	Represents investment of security lending collateral. (Note 2).

***	This security is held as collateral for open futures contracts. (Note 2).

****	Aggregate cost for Federal tax purposes. (Note 7).

(a)	Maturity value of $1,901,512. Collateralized by
U.S. Government Agency obligation with a rate of
5.446%, maturity date of 07/25/2022, and
aggregate market value, including accrued
interest, of $1,996,772.

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Financial Statements

Statement of Assets and Liabilities

June 30, 2001
(Unaudited)
Assets:
Investments, at value (cost $187,502,126) (Note 2)	$178,814,123
Short-term investments, at amortized cost (Note 2)	11,759,357

Total Investments	190,573,480
Receivables from:
Investments sold	13,464
Interest and dividends	155,223
Foreign taxes withheld	862
Variation margin on open futures contracts (Note 2)	7,050

Total assets	190,750,079

Liabilities:
Payables for:
Investments purchased	178,330
Securities on loan (Note 2)	9,533,966
Directors’ fees and expenses (Note 3)	3,335
Affiliates (Note 3):
Investment management fees	14,567
Administration fees	27,982
Due to investment adviser (Note 3)	40
Accrued expenses and other liabilities	23,324

Total liabilities	9,781,544

Net assets	$180,968,535

Net assets consist of:
Paid-in capital	$189,293,583
Undistributed net investment income	856,616
Accumulated net realized loss on investments and futures contracts	(488,676)
Net unrealized depreciation on investments and futures contracts	(8,692,988)

$180,968,535

Net assets:
Class I	$ 83,921,320

Class II	$ 72,570,238

Class III	$ 24,476,977

Shares outstanding:
Class I	5,541,449

Class II	4,790,592

Class III	1,614,411

Net asset value, offering price and redemption price per share:
Class I	$ 15.14

Class II	$ 15.15

Class III	$ 15.16

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Financial Statements (Continued)

Statement of Operations

Six months ended June 30, 2001 (Unaudited)
Investment income (Note 2):
Dividends (net of withholding tax of $5,952)	$ 1,053,946
Interest (including securities lending income of $6,873)	96,080

Total investment income	1,150,026

Expenses (Note 2):
Investment management fees (Note 3)	87,853
Custody fees	29,968
Audit and legal fees	7,340
Shareholder reporting fees	3,256
Directors’ fees (Note 3)	2,327

130,744
Administration fees (Note 3):
Class I	121,103

Class II	60,447
Class II fees waived	(15,907)

44,540

Class III	7,835
Class III fees waived	(7,835)

-

Net expenses	296,387

Net investment income	853,639

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	25,712
Closed futures contracts	(340,788)

Net realized loss	(315,076)

Net change in unrealized appreciation (depreciation) on:
Investments	(13,218,266)
Open futures contracts	11,054

Net unrealized loss	(13,207,212)

Net realized and unrealized loss	(13,522,288)

Net decrease in net assets resulting from operations	$(12,668,649)

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Six months ended June 30, 2001 (Unaudited)	Year ended December 31, 2000
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 853,639	$ 1,439,008
Net realized loss on investment transactions and futures contracts	(315,076)	(91,601)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(13,207,212)	(17,242,803)

Net decrease in net assets resulting from operations	(12,668,649)	(15,895,396)

Distributions to shareholders (Note 2):
From net investment income:
Class I	-	(611,199)
Class II	-	(477,363)*
Class III	-	(346,760)*

Total distributions from net investment income	-	(1,435,322)

Net fund share transactions (Note 5):
Class I	7,135,954	(3,635,733)
Class II	20,094,162	62,188,711 *
Class III	(7,500,000)	37,635,547 *

Increase in net assets from net fund share transactions	19,730,116	96,188,525

Total increase in net assets	7,061,467	78,857,807

Net assets:
Beginning of period	173,907,068	95,049,261

End of period (including undistributed net investment income of $856,616 and $2,977, respectively)	$ 180,968,535	$173,907,068

*  For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class I
	Six months ended 6/30/01 (Unaudited)		Year ended 12/31/00	Year ended 12/31/99	Year ended 12/31/98	Period ended 12/31/97†
Net asset value, beginning of period	$ 16.27		$ 18.13	$ 15.26	$ 12.08	$ 10.00

Income (loss) from investment operations:
Net investment income	0.07	***	0.16 ***	0.09	0.13	0.09
Net realized and unrealized gain (loss) on investments	(1.20)		(1.88)	3.01	3.28	2.10

Total income (loss) from investment operations	(1.13)		(1.72)	3.10	3.41	2.19

Less distributions to shareholders:
From net investment income	-		(0.14)	(0.09)	(0.13)	(0.09)
From net realized gains	-		-	(0.14)	(0.10)	(0.02)

Total distributions	-		(0.14)	(0.23)	(0.23)	(0.11)

Net asset value, end of period	$ 15.14		$ 16.27	$ 18.13	$ 15.26	$ 12.08

Total Return@	(6.95)%	**	(9.53)%	20.32%	28.22%	21.39%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$83,921		$82,798	$95,049	$36,069	$ 24,202
Ratio of expenses to average daily net assets:
Before expense waiver	0.45%	*	0.45%	0.50%	0.60%	0.43%	*
After expense waiver#	0.45%	*	0.45%	N/A	0.50%	N/A
Net investment income to average daily net assets	0.86%	*	0.89%	0.92%	0.91%	0.80%	*
Portfolio turnover rate	0%	**	3%	3%	5%	2%	**

	Class II			Class III
	Six months ended 6/30/01 (Unaudited)		Period ended 12/31/00††	Six months ended 6/30/01 (Unaudited)	Period ended 12/31/00††
Net asset value, beginning of period	$ 16.26		$ 17.96	$ 16.27	$ 17.96

Income (loss) from investment operations:
Net investment income	0.08	***	0.13 ***	0.09 ***	0.15 ***
Net realized and unrealized gain (loss) on investments	(1.19)		(1.68)	(1.20)	(1.67)

Total income (loss) from investment operations	(1.11)		(1.55)	(1.11)	(1.52)

Less distributions to shareholders:
From net investment income	-		(0.15)	-	(0.17)

Net asset value, end of period	$ 15.15		$ 16.26	$ 15.16	$ 16.27

Total Return@	(6.83)%	**	(8.63)% **	(6.82)% **	(8.50)% **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$72,570		$56,998	$24,477	$34,111
Ratio of expenses to average daily net assets:
Before expense waiver	0.34%	*	0.34% *	0.20% *	0.20% *
After expense waiver##	0.29%	*	0.29% *	0.15% *	0.15% *
Net investment income to average daily net assets	1.02%	*	1.10% *	1.16% *	1.25% *
Portfolio turnover rate	0%	**	3% **	0% **	3% **

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from May 1, 1997 (commencement of operations) through December 31, 1997.
††	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
@
Total Return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

#
Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 1998, the year ended December 31, 2000 and the period ended June 30, 2001.

##	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000 and the period ended June 30, 2001.

The accompanying notes are an integral part of the financial statements.
MML Enhanced Index Core Equity Fund – Portfolio Manager Report

What are the investment objectives and policies for the MML Enhanced Index Core Equity Fund?

The objectives and policies of the Fund are to:
•	achieve total returns that slightly exceed those of the S&P 500 Index over the long term while maintaining a risk profile similar to that of the Index
•	invest in a diversified portfolio consisting of approximately 90% of the securities in the S&P 500 Index
•	employ quantitative analysis utilizing core (blended growth and value) parameters in making investment decisions
•	utilize a proprietary quantitative model that ranks all companies in the S&P 500 Index in terms of various fundamental and technical factors to find stocks that
–are of high investment quality
–offer above-average levels of profitability or superior growth
–are attractively valued in the marketplace

How did the Fund perform during the first half of 2001?

The Fund commenced operations on May 1, 2001. For the two months ending June 30, 2001, the Fund’s shares returned -2.70%, compared with the -1.77% return of the S&P 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks. However, measured from the date the Fund was fully invested on May 2, 2001, the Fund’s return was -2.41%, which was ahead of the benchmark’s -3.10% return.

Can you explain the Fund’s management strategy?

The Fund uses an enhanced indexing strategy, with the S&P 500 Index as its benchmark. Enhanced indexing means that the portfolio’s management team has the goal of beating the S&P 500 Index by a small margin—typically 100 to 150 basis points on an annual basis—in an extremely risk-controlled fashion.

Management employs a strictly quantitative rating system that takes into account a wide variety of growth and value factors, including price-to-earnings and price-to-cash flow ratios, stock price momentum, earnings growth rates, earnings momentum, earnings reliability, earnings yield, quality of earnings, and much more. Overall, the Fund’s portfolio will usually have characteristics that compare favorably with the S&P 500 Index in some key respects—slightly lower price-to-earnings and price-to-cash flow ratios, higher earnings growth rates, and so on. Risk is tightly controlled both by strict adherence to the quantitative discipline and by diversification through the large number of holdings in the portfolio, which will be in the 420-450 range under normal circumstances. Typically, approximately 300 of those holdings will have weightings at or near those of the S&P 500 Index, while the rest will be overweighted or underweighted as directed by our model.

In what kind of environment does the model tend to perform best?

The model adjusts to prevailing market trends by assigning certain weightings to its growth and value parameters. It makes these adjustments gradually. The best environment for the model is therefore one in which the market’s relative emphasis on growth and value continues in sustained trends. The first half of 2001 saw investors jump back and forth between growth and value investments rather abruptly. This phenomenon was due mainly to the Federal Reserve Board’s surprise reductions of interest rates—the ones that occurred between scheduled meetings of the Fed’s Open Market Committee. We had two of these during the first half—on January 3 and April 18—and both of them disrupted the existing trend, which favored value stocks. In May and June, neither value nor growth had a clear advantage, but the market experienced no unexpected disruptions from the Fed, and the model performed relatively well during those months.

What were some examples of the model’s stock selection?

Based on factors such as quality of earnings, loss of earnings momentum, and others, the model minimized the Fund’s exposure to mega-cap technology stocks, which was a good decision. For example, we underweighted Cisco Systems, and we did not own Nortel Networks or Lucent Technologies, all of which performed poorly during the period. On the positive side, the model was attracted to companies positioned to benefit from the Fed’s easing, such as savings and loans and cyclical issues. Washington Mutual, Deluxe Corp, General Motors, and Microsoft were stocks in which we had overweighted positions.

What is your outlook?

There are two major influences on the market at present. On the negative side, we have corporate earnings that are still deteriorating and economic statistics that do not suggest an imminent recovery. The positive case rests with the Fed, which has mounted an almost unprecedented effort to jump-start the economy by slashing interest rates and thereby lowering borrowing costs for businesses and consumers. So far, the Fed has little to show for its campaign, but we must remember that cuts in interest rates, like the tightening moves in 1999 and 2000, take time to percolate through the economy. In any event, we do not run the Fund based on top-down predictions about the economy or interest rates. Letting the model respond to events as they occur has proven to be the best way to proceed.

Growth of a $10,000 Investment

Hypothetical Investments in MML Enhanced Index Core Equity Fund and the S&P 500 Index

MML Series Investment Fund
Total Return
Since Inception 5/1/01 - 6/30/01

MML Enhanced Index Core Equity Fund	-2.70%

S&P 500 Index	-1.77%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges. Total return figures would be lower for the periods presented if they reflected these charges.

MML Enhanced Index Core Equity Fund – Portfolio of Investments

June 30, 2001 (Unaudited)

	Number of Shares	Market Value

EQUITIES — 96.2%

Advertising — 0.2%
Interpublic Group of Companies, Inc.	200	$ 5,870
Omnicom Group, Inc.	200	17,200

		23,070

Aerospace & Defense — 1.5%
Boeing Co.	800	44,480
General Dynamics Corp.	200	15,562
Goodrich (B.F.) Co.	100	3,798
Honeywell International, Inc.	1,100	38,489
Lockheed Martin Corp.	900	33,345
Northrop Grumman Corp.	100	8,010
Raytheon Co.*	100	2,655
TRW, Inc.	100	4,100

		150,439

Air Transportation — 0.2%
Delta Air Lines, Inc.	100	4,408
Southwest Airlines Co.	700	12,943

		17,351

Apparel, Textiles & Shoes — 0.8%
Gap, Inc.	300	8,700
Liz Claiborne, Inc.	100	5,045
The Limited, Inc.	400	6,608
Nike, Inc. Cl. B	300	12,597
Nordstrom, Inc.	100	1,855
Reebok International Limited*	100	3,195
VF Corp.	1,100	40,018

		78,018

Automotive & Parts — 1.7%
Cooper Tire & Rubber Co.	100	1,420
Dana Corp.	200	4,668
Delphi Automotive Systems Corp.	700	11,151
Ford Motor Co.	1,900	46,645
General Motors Corp.	1,100	70,785
Genuine Parts Co.	200	6,300
Harley-Davidson, Inc.	300	14,124
Navistar International Corp.*	100	2,813
Paccar, Inc.	100	5,142
Visteon Corp.	300	5,514

		168,562

	Number of Shares	Market Value

Banking, Savings & Loans — 10.5%
Amsouth Bancorp.	300	$ 5,547
Bank of America Corp.	500	30,015
Bank of New York Co., Inc.	700	33,600
Bank One Corp.	400	14,320
BB&T Corp.	400	14,680
Capital One Financial Corp.	200	12,000
Charter One Financial, Inc.	200	6,380
Citigroup, Inc.	4,100	216,644
Comerica, Inc.	200	11,520
Federal Home Loan Mortgage Corp.	700	49,000
Federal National Mortgage Association	900	76,635
Fifth Third Bancorp	600	36,030
First Union Corp.	1,000	34,940
Fleet Boston Financial Corp.	900	35,505
Golden West Financial Corp.	300	19,272
Huntington Bancshares, Inc.	100	1,635
J.P. Morgan Chase & Co.	1,700	75,820
KeyCorp.	500	13,025
Mellon Financial Corp.	500	23,000
National City Corp.	600	18,468
Northern Trust Corp.	200	12,500
PNC Financial Services Group	300	19,737
Providian Financial Corp.	300	17,760
Regions Financial Corp.	300	9,600
SouthTrust Corp.	2,000	52,000
State Street Corp.	400	19,796
SunTrust Banks, Inc.	300	19,434
Synovus Financial Corp.	300	9,414
U.S. Bancorp	1,800	41,022
Union Planters Corp.	200	8,720
Wachovia Corp.	200	14,230
Washington Mutual, Inc.	900	33,795
Wells Fargo & Co.	1,500	69,645

		1,055,689

Beverages — 1.4%
Anheuser-Busch Companies, Inc.	900	37,080
The Coca-Cola Co.	1,000	45,000
Coors (Adolph) Co. Cl. B	100	5,018
PepsiCo, Inc.	1,200	53,040

		140,138

	Number of Shares	Market Value

Broadcasting, Publishing & Printing — 3.0%
American Greetings Corp. Cl. A	100	$ 1,100
AOL Time Warner, Inc.*	3,800	201,400
Dow Jones & Co., Inc.	100	5,971
Gannett Co., Inc.	300	19,770
Harcourt General, Inc.	100	5,819
Knight Ridder, Inc.	100	5,930
The McGraw-Hill Companies, Inc.	200	13,230
New York Times Co. Cl. A	200	8,400
Tribune Co.	300	12,003
Viacom, Inc. Cl. B*	600	31,050

		304,673

Building Materials & Construction — 1.5%
Centex Corp.	100	4,075
The Home Depot, Inc.	2,100	97,755
Lowe’s Companies, Inc.	500	36,275
Masco Corp.	400	9,984
Vulcan Materials Co.	100	5,375

		153,464

Chemicals — 1.3%
Air Products and Chemicals, Inc.	300	13,725
Ashland, Inc.	100	4,010
Dow Chemical Co.	300	9,975
E. I. du Pont de Nemours and Co.	900	43,416
Eastman Chemical Co.	100	4,763
Engelhard Corp.	1,500	38,685
Great Lakes Chemical Corp.	100	3,085
Hercules, Inc.	100	1,130
International Flavors & Fragrances, Inc.	100	2,513
PPG Industries, Inc.	100	5,257
Praxair, Inc.	100	4,700
Rohm & Haas Co.	100	3,290

		134,549

Commercial Services — 1.8%
Allied Waste Industries, Inc.*	300	5,604
Block (H & R), Inc.	800	51,640
Cendant Corp.*	2,600	50,700
Convergys Corp.*	200	6,050
Donnelley (R.R.) & Sons Co.	100	2,970
Ecolab, Inc.	100	4,097

(Continued)

The accompanying notes are an integral part of the financial statements.
MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Equifax, Inc.	200	$ 7,336
Fluor Corp.	100	4,515
Moody’s Corp.	200	6,700
Paychex, Inc.	400	16,000
PerkinElmer, Inc.	200	5,506
Robert Half International, Inc.*	100	2,489
Ryder System, Inc.	100	1,960
Waste Management, Inc.	600	18,492

		184,059

Communications — 1.3%
ADC Telecommunications, Inc.*	500	3,300
Andrew Corp.*	100	1,845
Avaya, Inc.*	300	4,110
SBC Communications, Inc.	2,800	112,168
Scientific-Atlanta, Inc.	100	4,060
Tellabs, Inc.*	200	3,856

		129,339

Computer Integrated Systems Design — 0.5%
Autodesk, Inc.	100	3,730
Computer Sciences Corp.*	100	3,460
Parametric Technology Corp.*	300	4,197
Sun Microsystems, Inc.*	2,600	40,872

		52,259

Computer Programming Services — 0.1%
Mercury Interactive Corp.*	100	5,990

Computers & Information — 2.7%
Cisco Systems, Inc.*	6,000	109,200
Compaq Computer Corp.	600	9,294
Comverse Technology, Inc.*	200	11,524
Dell Computer Corp.*	2,300	59,685
EMC Corp.*	1,900	55,195
Gateway, Inc.*	400	6,580
Lexmark International Group, Inc.*	100	6,725
Solectron Corp.*	600	10,980

		269,183

Computers & Office Equipment — 2.5%
Electronic Data Systems Corp.	400	25,000
Hewlett-Packard Co.	1,800	51,480
International Business Machines Corp.	1,500	169,500
Pitney Bowes, Inc.	100	4,212

		250,192

	Number of Shares	Market Value

Containers — 0.4%
Bemis Co., Inc.	100	$ 4,017
Pactiv Corp.*	2,400	32,160
Temple-Inland, Inc.	100	5,329

		41,506

Cosmetics & Personal Care — 1.0%
Alberto-Culver Co. Cl. B	100	4,204
Avon Products, Inc.	200	9,256
Colgate-Palmolive Co.	500	29,495
The Gillette Co.	200	5,798
Kimberly-Clark Corp.	500	27,950
The Procter & Gamble Co.	400	25,520

		102,223

Data Processing and Preparation — 1.4%
Automatic Data Processing, Inc.	600	29,820
Deluxe Corp.	2,300	66,470
First Data Corp.	400	25,700
Fiserv, Inc.*	100	6,398
IMS Health, Inc.	300	8,550
NCR Corp.*	100	4,700

		141,638

Electric Utilities — 2.6%
Allegheny Energy, Inc.	900	43,425
Ameren Corp.	100	4,270
American Electric Power Co.	300	13,851
Calpine Corp.*	300	11,340
Cinergy Corp.	200	6,990
CMS Energy Corp.	100	2,785
Consolidated Edison, Inc.	200	7,960
Constellation Energy Group, Inc.	100	4,260
Dominion Resources, Inc.	200	12,026
DTE Energy Co.	200	9,288
Duke Energy Corp.	300	11,703
Edison International	400	4,460
Entergy Corp.	200	7,678
Exelon Corp.	300	19,236
FirstEnergy Corp.	300	9,648
FPL Group, Inc.	100	6,021
GPU, Inc.	100	3,515
Mirant Corp.*	100	3,440
NiSource, Inc.	100	2,733
PG&E Corp.	200	2,240
Pinnacle West Capital Corp.	100	4,740
PPL Corp.	200	11,000
Progress Energy, Inc.	200	8,984
Public Service Enterprise Group, Inc.	200	9,780
	Number of Shares	Market Value

Reliant Energy, Inc.	700	$ 22,547
Southern Co.	300	6,975
TXU Corp.	300	14,457

		265,352

Electrical Equipment & Electronics — 7.4%
Advanced Micro Devices, Inc.*	400	11,552
Altera Corp.*	400	11,616
American Power Conversion Corp.*	100	1,575
Analog Devices, Inc.*	400	17,300
Emerson Electric Co.	400	24,200
General Electric Co.	7,500	365,625
Intel Corp.	5,700	166,725
Johnson Controls, Inc.	100	7,247
Kla-Tencor Corp.*	200	11,694
Linear Technology Corp.	300	13,266
Maxim Integrated Products, Inc.*	300	13,263
Micron Technology, Inc.*	600	24,660
Molex, Inc.	200	7,306
Novellus Systems, Inc.*	100	5,679
Power-One, Inc.*	100	1,664
Qlogic Corp.*	100	6,445
Rockwell International Corp.	200	7,624
Sanmina Corp.*	200	4,682
Texas Instruments, Inc.	1,500	47,250

		749,373

Energy — 8.2%
Amerada Hess Corp.	100	8,080
Apache Corp.	100	5,075
Burlington Resources, Inc.	200	7,990
Chevron Corp.	600	54,300
Conoco, Inc. Cl. B	600	17,340
Devon Energy Corp.	100	5,250
Dynegy, Inc.	100	4,650
El Paso Corp.	600	31,524
Enron Corp.	700	34,300
EOG Resources, Inc.	100	3,555
Exxon Mobil Corp.	3,100	270,785
Kerr-McGee Corp.	100	6,627
KeySpan Corp.	100	3,648
Kinder Morgan, Inc.	500	25,125
Nabors Industries, Inc.*	100	3,720
Nicor, Inc.	100	3,898
Occidental Petroleum Corp.	400	10,636
Peoples Energy Corp.	100	4,020
Phillips Petroleum Co.	300	17,100
Rowan Companies, Inc.*	100	2,210
Royal Dutch Petroleum Co. NY Shares	1,900	110,713

(Continued)

The accompanying notes are an integral part of the financial statements.
MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Schlumberger Limited	600	$ 31,590
Sempra Energy	300	8,202
Sunoco, Inc.	1,100	40,293
Texaco, Inc.	1,000	66,600
Tosco Corp.	150	6,608
Unocal Corp.	300	10,245
USX-Marathon Group	300	8,853
The Williams Companies, Inc.	400	13,180
Xcel Energy, Inc.	300	8,535

		824,652

Entertainment & Leisure — 0.6%
Brunswick Corp.	100	2,403
Harrah’s Entertainment Inc.*	100	3,530
The Walt Disney Co.	1,800	52,002

		57,935

Financial Services — 3.1%
American Express Co.	1,200	46,560
Bear Stearns Companies, Inc.	100	5,897
Countrywide Credit Industries, Inc.	100	4,588
Franklin Resources, Inc.	300	13,731
Household International, Inc.	1,000	66,700
Lehman Brothers Holdings, Inc.	200	15,550
MBNA Corp.	800	26,360
Merrill Lynch & Co., Inc.	800	47,400
Morgan Stanley Dean Witter & Co.	1,000	64,230
Price (T. Rowe) Group, Inc.	100	3,739
Stillwell Financial, Inc.	300	10,068
USA Education, Inc.	100	7,300

		312,123

Foods — 1.8%
Archer-Daniels-Midland Co.	600	7,800
Campbell Soup Co.	400	10,300
ConAgra, Inc.	500	9,905
General Mills, Inc.	300	13,134
Heinz (H. J.) Co.	300	12,267
Hershey Foods Corp.	100	6,171
Kellogg Co.	400	11,600
The Kroger Co.*	800	20,000
Quaker Oats Co.	100	9,125
Ralston Purina Group	300	9,006
Safeway, Inc.*	500	24,000
Sara Lee Corp.	800	15,152
Starbucks Corp.*	300	6,900
SuperValu, Inc.	100	1,755
SYSCO Corp.	700	19,005
Wrigley (WM.) Jr. Co.	200	9,370

		185,490

	Number of Shares	Market Value

Forest Products & Paper — 0.5%
Boise Cascade Corp.	100	$ 3,517
Georgia-Pacific Group	300	10,155
International Paper Co.	400	14,280
Mead Corp.	100	2,714
Westvaco Corp.	100	2,429
Weyerhaeuser Co.	200	10,994
Willamette Industries, Inc.	100	4,950

		49,039

Healthcare — 1.8%
Becton, Dickinson and Co.	300	10,737
Bristol-Myers Squibb Co.	800	41,840
The Healthcare Co.	500	22,595
Healthsouth Corp.*	400	6,388
Humana, Inc.*	300	2,955
Manor Care, Inc.*	100	3,175
Schering-Plough Corp.	1,300	47,112
Tenet Healthcare Corp.*	300	15,477
UnitedHealth Group, Inc.	300	18,525
Wellpoint Health Networks, Inc.*	100	9,424

		178,228

Home Construction, Furnishings & Appliances — 0.2%
KB HOME	100	3,017
Maytag Corp.	100	2,926
Pulte Corp.	300	12,789
Whirlpool Corp.	100	6,250

		24,982

Household Products — 0.5%
The Clorox Co.	200	6,770
Corning, Inc.	300	5,013
Fortune Brands, Inc.	200	7,672
Snap-On, Inc.	100	2,416
Tupperware Corp.	100	2,343
Unilever NV NY Shares	500	29,785

		53,999

Industrial–Diversified — 0.8%
Illinois Tool Works, Inc.	100	6,330
Tyco International Limited	1,328	72,376

		78,706

Information Retrieval Services — 0.1%
Yahoo!, Inc.*	500	9,995

Insurance — 3.8%
Aetna, Inc.*	200	5,174
AFLAC, Inc.	500	15,745
Allstate Corp.	1,500	65,985

	Number of Shares	Market Value

Ambac Financial Group, Inc.	100	$ 5,820
American International Group, Inc.	1,000	86,000
Aon Corp.	300	10,500
Chubb Corp.	200	15,486
Cigna Corp.	100	9,582
Conseco, Inc.*	400	5,460
The Hartford Financial Services Group, Inc.	100	6,840
Jefferson-Pilot Corp.	200	9,664
John Hancock Financial Services, Inc.	800	32,208
Lincoln National Corp.	200	10,350
Loews Corp.	300	19,329
Marsh & McLennan Companies, Inc.	200	20,200
MBIA, Inc.	200	11,136
Metlife, Inc.	700	21,686
MGIC Investment Corp.	100	7,264
Progressive Corp.	100	13,519
St. Paul Companies, Inc.	100	5,069
Torchmark Corp.	100	4,021
UnumProvident Corp.	200	6,424

		387,462

Lodging — 0.2%
Hilton Hotels Corp.	400	4,640
Marriott International, Inc. Cl. A	200	9,468
Starwood Hotels & Resorts Worldwide, Inc.	200	7,456

		21,564

Machinery & Components — 1.8%
Applied Materials, Inc.*	800	39,280
Baker Hughes, Inc.	400	13,400
Black & Decker Corp.	100	3,946
Caterpillar, Inc.	1,000	50,050
Cummins, Inc.	100	3,870
Danaher Corp.	100	5,600
Deere & Co.	200	7,570
Dover Corp.	200	7,530
Ingersoll-Rand Co.	100	4,120
Pall Corp.	100	2,353
Parker-Hannifin Corp.	100	4,244
The Stanley Works	100	4,188
Timken Co.	100	1,694
United Technologies Corp.	500	36,630

		184,475

(Continued)

The accompanying notes are an integral part of the financial statements.
MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Manufacturing — 0.1%
Millipore Corp.	100	$ 6,198

Manufacturing – Diversified — 0.8%
Cooper Industries, Inc.	100	3,959
Eaton Corp.	100	7,010
ITT Industries, Inc.	500	22,125
National Service Industries, Inc.	100	2,257
Textron, Inc.	800	44,032

		79,383

Medical Supplies — 2.2%
Agilent Technologies, Inc.*	500	16,250
Allergan, Inc.	100	8,550
Applera Corp.-Applied Biosystems Group	200	5,350
Bard (C.R.), Inc.	100	5,695
Bausch & Lomb, Inc.	100	3,624
Baxter International, Inc.	1,800	88,200
Biomet, Inc.	200	9,612
Boston Scientific Corp.*	400	6,800
Guidant Corp.*	300	10,800
Medtronic, Inc.	1,000	46,010
St. Jude Medical, Inc.*	100	6,000
Stryker Corp.	200	10,970
Tektronix, Inc.*	100	2,715
Thermo Electron Corp.*	200	4,404

		224,980

Metals & Mining — 1.0%
Alcan Aluminum Limited	300	12,606
Alcoa, Inc.	700	27,580
Allegheny Technologies, Inc.	100	1,809
Barrick Gold Corp.	400	6,060
Crane Co.	1,300	40,300
Inco Limited*	200	3,452
Nucor Corp.	100	4,889
Placer Dome, Inc.	400	3,920
Worthington Industries, Inc.	100	1,360

		101,976

Miscellaneous — 0.5%
Avery-Dennison Corp.	100	5,105
Minnesota Mining & Manufacturing Co.	400	45,640

		50,745

Pharmaceuticals — 8.3%
Abbott Laboratories	1,400	67,214
American Home Products Corp.	1,100	64,284
Amgen, Inc.*	900	54,612
Biogen, Inc.*	100	5,436

	Number of Shares	Market Value

Cardinal Health, Inc.	400	$ 27,600
Chiron Corp.*	200	10,200
Eli Lilly & Co.	1,000	74,000
Forest Laboratories, Inc. Cl. A*	200	14,200
Johnson & Johnson	2,596	129,800
King Pharmaceuticals, Inc.*	200	10,750
McKesson HBOC, Inc.	300	11,136
Medimmune, Inc.*	100	4,720
Merck & Co., Inc.	2,000	127,820
Pfizer, Inc.	5,200	208,260
Pharmacia Corp.	400	18,380
Sigma-Aldrich Corp.	100	3,862
Watson Pharmaceutical, Inc.*	100	6,164

		838,438

Photography Equipment / Supplies — 0.1%
Eastman Kodak Co.	200	9,336

Prepackaged Software — 6.1%
Adobe Systems, Inc.	1,200	56,400
BMC Software, Inc.*	100	2,254
Computer Associates International, Inc.	300	10,800
Intuit, Inc.*	200	7,998
Microsoft Corp.*	5,500	399,300
Oracle Corp.*	4,700	89,300
Peoplesoft, Inc.*	300	14,769
Siebel Systems, Inc.*	400	18,760
Veritas Software Corp.*	300	19,959

		619,540

Restaurants — 1.3%
Darden Restaurants, Inc.	1,600	44,640
McDonald’s Corp.	1,200	32,472
Tricon Global Restaurants, Inc.*	1,100	48,290
Wendy’s International, Inc.	200	5,108

		130,510

Retail — 3.9%
AutoZone, Inc.*	1,100	41,250
Bed Bath & Beyond, Inc.*	300	9,000
Best Buy Co., Inc.*	200	12,704
Big Lots, Inc.*	100	1,368
Circuit City Stores-Circuit City Group	100	1,800
Costco Wholesale Corp.*	100	4,108
CVS Corp.	300	11,580
Dillards, Inc. Cl. A	100	1,527
Federated Department Stores, Inc.*	200	8,500
Kohls Corp.*	300	18,819

	Number of Shares	Market Value

The May Department Stores Co.	300	$ 10,278
Newell Rubbermaid, Inc.	200	5,020
J.C. Penney Co., Inc.	1,600	42,176
RadioShack Corp.	100	3,050
Sears, Roebuck and Co.	300	12,693
Sherwin-Williams Co.	200	4,440
Target Corp.	900	31,140
Tiffany & Co.	100	3,622
TJX Companies, Inc.	300	9,561
Toys R Us, Inc.*	200	4,950
Walgreen Co.	900	30,735
Wal-Mart Stores, Inc.	2,500	122,000

		390,321

Retail – Grocery — 0.2%
Albertson’s, Inc.	400	11,996
Winn-Dixie Stores, Inc.	200	5,226

		17,222

Telephone Utilities — 2.9%
Alltel Corp.	300	18,378
BellSouth Corp.	1,700	68,459
CenturyTel, Inc.	100	3,030
Qwest Communications International, Inc.	500	15,935
Sprint Corp. (FON Group)	800	17,088
Verizon Communications, Inc.	2,400	128,400
Worldcom, Inc.*	2,500	37,400

		288,690

Tobacco — 0.5%
Philip Morris Companies, Inc.	700	35,525
UST, Inc.	600	17,316

		52,841

Toys, Games — 0.1%
Mattel, Inc.	300	5,676

Transportation — 1.0%
Burlington Northern Santa Fe Corp.	400	12,068
Carnival Corp.	500	15,350
CSX Corp.	100	3,624
FedEx Corp.*	300	12,060
Norfolk Southern Corp.	2,100	43,470
Union Pacific Corp.	200	10,982

		97,554

Travel — 0.0%
Sabre Holdings Corp.*	100	5,000

TOTAL EQUITIES (Cost $9,947,479)		9,704,127

(Continued)

The accompanying notes are an integral part of the financial statements.
MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

Principal Amount	Market Value

SHORT-TERM INVESTMENTS — 3.6%
Repurchase Agreement
Investors Bank & Trust Company Repurchase Agreement, dated 06/29/2001, 3.08%, due 07/02/2001(a)	$368,426	$ 368,426

TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		368,426

TOTAL INVESTMENTS — 99.8% (Cost $10,315,905)**		10,072,553

Other Assets/ (Liabilities) — 0.2%		16,228

NET ASSETS — 100.0%		$10,088,781

Notes to Portfolio of Investments

*	Non-income producing security.

**	Aggregate cost for Federal tax purposes. (Note 7).

(a)	Maturity value of $368,521. Collateralized by U.S. Government Agency obligation with a rate of 8.444%, maturity date of 02/01/2023, and aggregate market value, including accrued interest, of $386,897.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Enhanced Index Core Equity Fund – Financial Statements

Statement of Assets and Liabilities

June 30, 2001 (Unaudited)
Assets:
Investments, at value (cost $9,947,479) (Note 2)	$ 9,704,127
Short-term investments, at amortized cost (Note 2)	368,426

Total Investments	10,072,553
Receivables from:
Investments sold	70,504
Interest and dividends	9,152
Foreign taxes withheld	194
Investment adviser (Note 3)	688

Total assets	10,153,091

Liabilities:
Payables for:
Investments purchased	56,571
Directors’ fees and expenses (Note 3)	100
Affiliates (Note 3):
Investment management fees	4,467
Accrued expenses and other liabilities	3,172

Total liabilities	64,310

Net assets	$10,088,781

Net assets consist of:
Paid-in capital	$10,370,378
Undistributed net investment income	16,892
Accumulated net realized loss on investments	(55,137)
Net unrealized depreciation on investments	(243,352)

$10,088,781

Shares outstanding:	1,037,272

Net asset value, offering price and redemption price per share:	$ 9.73

The accompanying notes are an integral part of the financial statements.

MML Enhanced Index Core Equity Fund – Financial Statements (Continued)

Statement of Operations

Period ended June 30, 2001* (Unaudited)
Investment income (Note 2):
Dividends (net of withholding tax of $297)	$ 24,038
Interest	3,856

Total investment income	27,894

Expenses (Note 2):
Investment management fees (Note 3)	9,169
Custody fees	2,719
Audit and legal fees	319
Shareholder reporting fees	134
Directors’ fees (Note 3)	100

Total expenses	12,441
Expenses reimbursed (Note 3)	(1,439)

Net expenses	11,002

Net investment income	16,892

Realized and unrealized gain (loss):
Net realized loss on investment transactions	(55,137)
Net change in unrealized appreciation (depreciation) on investments	(243,352)

Net realized and unrealized loss	(298,489)

Net decrease in net assets resulting from operations	$(281,597)

*	For the period from May 1, 2001 (commencement of operations) through June 30, 2001.

The accompanying notes are an integral part of the financial statements.
MML Enhanced Index Core Equity Fund – Financial Statements (Continued)

Statement of Changes in Net Assets

Period ended June 30, 2001* (Unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 16,892
Net realized loss on investment transactions	(55,137)
Net change in unrealized appreciation (depreciation) on investments	(243,352)

Net decrease in net assets resulting from operations	(281,597)

Net fund share transactions (Note 5):	10,370,378

Total increase in net assets	10,088,781
Net assets:
Beginning of period	-

End of period (including undistributed net investment income of $16,892)	$10,088,781

*     For the period from May 1, 2001 (commencement of operations) through June 30, 2001.

The accompanying notes are an integral part of the financial statements.

MML Enhanced Index Core Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout the period)

	Period ended 6/30/01† (Unaudited)
Net asset value, beginning of period	$ 10.00

Income (loss) from investment operations:
Net investment income	0.02	***
Net realized and unrealized gain (loss) on investments	(0.29)

Total income (loss) from investment operations	(0.27)

Net asset value, end of period	$ 9.73

Total Return@	(2.70)%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$10,089
Ratio of expenses to average daily net assets:
Before expense waiver	0.75%	*
After expense waiver#	0.66%	*
Net investment income to average daily net assets	1.01%	*
Portfolio turnover rate	11%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from May 1, 2001 (commencement of operations) through June 30, 2001.
@
Total Return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2001 through June 30, 2001.

The accompanying notes are an integral part of the financial statements.
MML Growth Equity Fund – Portfolio Manager Report

What are the investment objectives and policies for the MML Growth Equity Fund?

The objectives and policies of the Fund are to:
•	achieve long-term growth of capital and future income
•	invest primarily in a diversified portfolio of equity securities, which may consist of up to 35% foreign securities (including those of companies in emerging markets)
•	utilize a growth-oriented strategy in making investment decisions
•	utilize fundamental analysis to identify companies which
–are of high investment quality or possess a unique product, market position or operating characteristics
–offer above-average levels of profitability or superior growth potential

How did the Fund perform during the first half of 2001?

The Fund substantially underperformed its benchmark in a difficult environment for growth stocks. For the six months ending June 30, 2001, the Fund’s shares returned -16.95%, trailing the -6.68% return of the S&P 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks.

What factors influenced the Fund’s performance?

The trend of a slowing economy and deteriorating corporate earnings that began in the second half of 2000 continued into the new year. In January growth stocks were helped by two reductions in short-term interest rates by the Federal Reserve Board. The first, on January 3, was an unscheduled intervention. However, even aggressive easing by the Fed was not enough to offset the flood of negative earnings news, and in February and March the benchmark experienced waterfall declines, led by the growth sector. Meanwhile, investors looked to value stocks for earnings visibility and relative safety.

The portfolio quickly lost ground on the benchmark during the first quarter due to our “growthier” orientation. Although we continued to trim our technology holdings, the Fund was still overweighted versus the benchmark for most of the quarter, which hurt our returns because technology was the worst-performing sector for the quarter. On the other hand, the Fund’s comparatively greater exposure to retail stocks such as Lowe’s, Home Depot, and Costco Wholesale Club contributed positively to performance. Our retail holdings focused primarily on defensive businesses such as drug stores and grocery stores. We also liked home improvement companies, which benefited from the still-robust housing market.

What happened in the second quarter?

Growth stocks recovered some of their losses in the second quarter. The Fund outperformed the benchmark during this period, although not enough to make up for the first quarter’s underperformance. April was the strongest month, as bargain-hunters began buying after almost two solid months of retreating share prices. Additionally, stocks were aided by a second unscheduled cut in interest rates by the Fed on April 18. The Fed added two more rate cuts in May and June, for a total of six during the first half. In the process, the federal funds target rate declined from 6.50% to 3.75%, representing one of the most aggressive Fed easing campaigns in recent memory.

Once again, however, the initial euphoria associated with a surprise Fed easing gave way to the sober reality of disappointing corporate earnings, more layoffs, and an overall sluggish economy. The upward momentum of April faded, and the S&P 500 Index finished the second quarter slightly under its closing level on April 30.

The Fund was helped in the second quarter by strong stock selection in the technology sector. We began the quarter with slight underweighting in technology compared with the benchmark but gradually increased our exposure to approximately 20% by the end of June, representing a modestly overweighted position. We emphasized software stocks, especially those positioned to benefit from an eventual recovery in spending for corporate information technology. Examples of holdings that did well included Microsoft, storage management software stock Veritas, and Verisign, which is involved in Internet authentication and verification.

Another sector making a positive impact on performance was leisure, where the Fund benefited from both an overweighted position and strong stock selection. Included in this sector were a number of radio and television broadcasting stocks that posted strong gains in anticipation of a recovering economy and the resulting boost in advertising revenues. Leisure holdings meriting mention included Viacom, AOL-Time Warner, and Clear Channel Communications.

MML Growth Equity Fund – Portfolio Manager Report (Continued)

What is your outlook?

We expect weak corporate earnings to persist in the second half of the year. Although lower interest rates and the tax rebate recently passed by Congress have set the stage for an eventual recovery of both the economy and stock prices, softness in overseas economies and a strong U.S. dollar could tend to mute the early stages of a U.S. economic recovery. Nevertheless, the stock market tends to look ahead, and stock prices will likely begin to advance before signs of a rebounding economy are clear. Therefore, we anticipate a more constructive investment environment for stocks as we head toward 2002.

However, we anticipate that over the near term it will be very much a stockpicker’s market, and the strategy of hopping on the latest “hot” sector will be less successful than in the past. We believe that our experience and the quality of our in-depth research could be especially helpful in avoiding overpriced stocks of companies with shaky business models and identifying the companies that are poised to gain market share and increase profits.

Growth of a $10,000 Investment

Hypothetical Investments in MML Growth Equity Fund and the S&P 500 Index

MML Series Investment Fund
Total Return
	Year to Date 1/1/01 - 6/30/01	One Year 7/1/00 - 6/30/01	Since Inception Average Annual 5/3/99 - 6/30/01

MML Growth Equity Fund	-16.95%	-25.14%	0.46%

S&P 500 Index	-6.68%	-14.82%	-2.74%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges. Total return figures would be lower for the periods presented if they reflected these charges.

MML Growth Equity Fund – Portfolio of Investments

June 30, 2001 (Unaudited)

	Number of Shares	Market Value

EQUITIES — 92.3%

Advertising — 0.1%
Omnicom Group, Inc.	280	$ 24,080

Aerospace & Defense — 0.7%
General Dynamics Corp.	3,940	306,571

Apparel, Textiles & Shoes — 0.6%
Gap, Inc.	4,670	135,430
Nike, Inc. Cl. B	3,830	160,822

		296,252

Automotive & Parts — 0.8%
Harley-Davidson, Inc.	7,960	374,757

Banking, Savings & Loans — 8.9%
Bank of America Corp.	9,580	575,087
Capital One Financial Corp.	6,180	370,800
Citigroup, Inc.	21,960	1,160,366
Federal Home Loan Mortgage Corp.	8,400	588,000
Federal National Mortgage Association	9,860	839,579
Providian Financial Corp.	6,420	380,064
State Street Corp.	5,560	275,164

		4,189,060

Beverages — 0.9%
Diageo Capital PLC	39,110	429,033

Broadcasting, Publishing & Printing — 8.7%
AOL Time Warner, Inc.*	18,060	957,180
Charter Communications, Inc. Cl. A*	14,900	347,915
Clear Channel Communications, Inc.*	14,280	895,356
Comcast Corp. Cl. A*	4,960	215,264
The McGraw-Hill Companies, Inc.	4,430	293,044
Viacom, Inc. Cl. B*	26,694	1,381,414

		4,090,173

Building Materials & Construction — 1.8%
Lowe’s Companies, Inc.	11,940	866,247

Chemicals — 1.0%
Air Products and Chemicals, Inc.	6,600	301,950
Praxair, Inc.	3,200	150,400
Rohm & Haas Co.	300	9,870

		462,220

Commercial Services — 0.1%
eBay, Inc.*	820	56,162

	Number of Shares	Market Value

Communications — 3.0%
American Tower Corp. Cl. A*	4,670	$ 96,529
Ciena Corp.*	1,530	58,140
Echostar Communications Corp.*	19,080	618,574
Nokia Corp. Sponsored†	10,330	227,673
Nortel Networks Corp.	5,200	47,268
Qualcomm, Inc.*	6,280	367,254

		1,415,438

Computer Integrated Systems Design — 0.9%
Sun Microsystems, Inc.*	22,120	347,726
Teradyne, Inc.*	1,650	54,615

		402,341

Computer Programming Services — 1.2%
Mercury Interactive Corp.*	1,440	86,256
VeriSign, Inc.*	7,870	472,279

		558,535

Computers & Information — 3.5%
Cisco Systems, Inc.*	18,700	340,340
Comverse Technology, Inc.*	5,670	326,705
Dell Computer Corp.*	14,890	386,395
EMC Corp.*	15,560	452,018
Extreme Networks*	4,830	142,485

		1,647,943

Computers & Office Equipment — 0.3%
International Business Machines Corp.	1,430	161,590

Cosmetics & Personal Care — 0.6%
Gillette Co.	9,600	278,304

Data Processing and Preparation — 1.3%
First Data Corp.	5,080	326,390
IMS Health, Inc.	10,850	309,225

		635,615

Electric Utilities — 2.0%
AES Corp.*	7,950	342,247
Calpine Corp.*	16,510	624,078

		966,325

Electrical Equipment & Electronics — 7.4%
Advanced Micro Devices, Inc.*	8,300	239,704
Altera Corp.*	3,600	104,400

	Number of Shares	Market Value

Analog Devices, Inc.*	10,230	$ 442,447
Atmel Corp.*	3,920	52,881
Celestica, Inc.*	5,640	290,460
Flextronics International Limited*	13,068	341,205
General Electric Co.	14,060	685,425
General Motors Cl. H*	5,790	117,247
Intel Corp.	4,100	119,925
Jds Uniphase Corp.*	3,950	50,362
LSI Logic Corp.*	14,060	264,328
Micron Technology, Inc.*	4,190	172,209
Motorola, Inc.	3,100	51,336
Novellus Systems, Inc.*	1,830	103,926
Qlogic Corp.*	2,700	174,015
Taiwan Semiconductor Manufacturing Co. Limited Sponsored†	6,986	106,117
Texas Instruments, Inc.	5,410	170,415

		3,486,402

Energy — 3.7%
Apache Corp.	4,130	209,597
Devon Energy Corp.	4,650	244,125
El Paso Corp.	9,437	495,820
Halliburton Co.	3,610	128,516
Schlumberger Limited	7,250	381,713
Transocean Sedco Forex, Inc.	7,310	301,538

		1,761,309

Entertainment & Leisure — 0.7%
AT&T — Liberty Media Group*	19,560	342,104

Financial Services — 2.2%
The Goldman Sachs Group, L.P.	1,550	132,990
Lehman Brothers Holdings, Inc.	1,500	116,625
Merrill Lynch & Co., Inc.	9,660	572,355
Morgan Stanley Dean Witter & Co.	3,650	234,440

		1,056,410

Foods — 1.8%
Quaker Oats Co.	5,690	519,213
Safeway, Inc.*	4,870	233,760
Starbucks Corp.*	3,200	73,600

		826,573

(Continued)

The accompanying notes are an integral part of the financial statements.
MML Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Healthcare — 2.7%
Elan Corp. PLC*†	3,730	$ 227,530
The Healthcare Co.	12,930	584,307
Schering-Plough Corp.	12,590	456,262

		1,268,099

Industrial - Diversified — 3.6%
Illinois Tool Works, Inc.	440	27,852
Tyco International Limited	30,781	1,677,565

		1,705,417

Insurance — 6.3%
AFLAC, Inc.	13,860	436,451
Allstate Corp.	15,940	701,201
American International Group, Inc.	10,502	903,172
CIGNA Corp.	1,740	166,727
Marsh & McLennan Companies, Inc.	1,100	111,100
St. Paul Companies, Inc.	4,540	230,133
Willis Group Holdings Limited*	130	2,308
XL Capital Limited Cl. A	5,460	448,266

		2,999,358

Lodging — 0.4%
Starwood Hotels & Resorts Worldwide, Inc.	4,640	172,979

Machinery & Components — 1.7%
Danaher Corp.	5,830	326,480
Lam Research Corp.*	2,310	68,492
United Technologies Corp.	5,480	401,465

		796,437

Media — 0.4%
Gemstar-TV Guide International, Inc.*	3,150	138,600
Reed International PLC	8,260	73,186

		211,786

Medical Supplies — 2.0%
Applera Corp.-Applied Biosystems Group	11,210	299,868
Baxter International, Inc.	4,400	215,600
Guidant Corp.*	12,010	432,360

		947,828

Miscellaneous — 1.5%
Minnesota Mining & Manufacturing Co.	6,130	699,433

	Number of Shares	Market Value

Pharmaceuticals — 8.4%
American Home Products Corp.	14,650	$ 856,146
Cardinal Health, Inc.	4,445	306,705
Eli Lilly & Co.	11,090	820,660
Forest Laboratories, Inc. Cl. A*	1,750	124,250
Genzyme Corp.*	3,940	240,340
Johnson & Johnson	7,600	380,000
Mckesson HBOC, Inc.	3,700	137,344
Pfizer, Inc.	22,602	905,210
Watson Pharmaceutical, Inc.*	3,440	212,042

		3,982,697

Prepackaged Software — 8.7%
Adobe Systems, Inc.	4,160	195,520
Check Point Software Technologies Limited*	7,990	404,054
Intuit, Inc.*	3,700	147,963
Micromuse, Inc.*	1,900	53,181
Microsoft Corp.*	18,020	1,308,252
Oracle Corp.*	27,960	531,240
Peoplesoft, Inc.*	4,570	224,981
Rational Software Corp.*	12,060	338,283
Siebel Systems, Inc.*	3,970	186,193
Veritas Software Corp.*	11,036	734,225

		4,123,892

Retail — 2.1%
Costco Wholesale Corp.*	11,810	485,155
CVS Corp.	9,530	367,858
Target Corp.	4,500	155,700

		1,008,713

Telephone Utilities — 0.9%
Sprint Corp. (PCS Group)*	18,130	437,840

Tobacco — 0.9%
Philip Morris Companies, Inc.	8,350	423,763

Transportation — 0.3%
United Parcel Service, Inc. Cl. B	2,070	119,646

Travel — 0.2%
Sabre Holdings Corp.*	2,300	115,000

TOTAL EQUITIES (Cost $43,264,029)		43,646,332

RIGHTS — 0.0%

Computers & Information — 0.0%
Veritas Software Corp.	11,100	0

TOTAL RIGHTS (Cost $0)		0

		Principal Amount	Market Value

SHORT-TERM INVESTMENTS — 20.9%

Cash Equivalents — 13.0%
AT&T**
3.980%	07/19/2001	$ 290,633	$ 290,633
Banc One Bank Note**
4.060%	07/02/2001	108,987	108,987
First Union II**
4.000%	03/12/2002	363,291	363,291
Fleet National Bank Note**
4.210%	10/31/2001	460,902	460,902
GMAC Bank Note**
4.110%	03/08/2002	181,646	181,646
Goldman Sachs Bank Note**
3.840%	03/21/2002	181,646	181,646
Merrill Lynch Bank Note**
3.940%	04/05/2002	254,304	254,304
Merrimac Money Market Fund**
4.120%	07/02/2001	2,671,638	2,671,638
Morgan Stanley Dean Witter & Co.**
3.960%	07/16/2001	108,987	108,987
Morgan Stanley Dean Witter & Co.**
3.980%	09/14/2001	217,975	217,975
Provident Institutional Money Market Fund**
4.000%	07/02/2001	726,582	726,582
Royal Bank of Canada Eurodollar Time Deposit**
4.000%	07/02/2001	544,937	544,937

			6,111,528

Repurchase Agreement — 7.9%
Investors Bank & Trust Company
Repurchase Agreement, dated 06/29/2001, 3.08%, due 07/02/2001(a)		3,745,424	3,745,424

TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)			9,856,952

TOTAL INVESTMENTS — 113.2%
(Cost $53,120,981)***			53,503,284
Other Assets/ (Liabilities) — (13.2%)			(6,227,535)

NET ASSETS — 100.0%			$47,275,749

Notes to Portfolio of Investments

*	Non-income producing security.

**	Represents investment of security lending collateral. (Note 2).

***	Aggregate cost for Federal tax purposes. (Note 7).

†	American Depository Receipt.

(a)
Maturity value of $3,746,385. Collateralized by U.S. Government Agency obligation with a rate of 5.040%, maturity date of 03/25/2022, and aggregate market value, including accrued interest, of $3,932,695.

The accompanying notes are an integral part of the financial statements.

MML Growth Equity Fund – Financial Statements

Statement of Assets and Liabilities

June 30, 2001 (Unaudited)
Assets:
Investments, at value (cost $43,264,029) (Note 2)	$43,646,332
Short-term investments, at amortized cost (Note 2)	9,856,952

Total Investments	53,503,284
Cash	804
Receivables from:
Investments sold	578,278
Interest and dividends	25,864
Foreign taxes withheld	1,627
Investment adviser (Note 3)	5,158

Total assets	54,115,015

Liabilities:
Payables for:
Investments purchased	662,697
Securities on loan (Note 2)	6,111,528
Directors’ fees and expenses (Note 3)	2,417
Affiliates (Note 3):
Investment management fees	30,151
Accrued expenses and other liabilities	32,473

Total liabilities	6,839,266

Net assets	$47,275,749

Net assets consist of:
Paid-in capital	$61,009,394
Undistributed net investment loss	(10,270)
Accumulated net realized loss on investments and foreign currency translations	(14,105,596)
Net unrealized appreciation on investments, foreign currency and other assets and liabilities	382,221

$47,275,749

Shares outstanding:	5,610,024

Net asset value, offering price and redemption price per share:	$ 8.43

The accompanying notes are an integral part of the financial statements.

MML Growth Equity Fund – Financial Statements (Continued)

Statement of Operations

Six months ended June 30, 2001 (Unaudited)
Investment income (Note 2):
Dividends (net of withholding tax of $2,139)	$ 145,577
Interest (including securities lending income of $3,316)	62,902

Total investment income	208,479

Expenses (Note 2):
Investment management fees (Note 3)	190,214
Custody fees	45,630
Audit and legal fees	2,824
Shareholder reporting fees	960
Directors’ fees (Note 3)	689

Total expenses	240,317
Expenses reimbursed (Note 3)	(23,950)

Net expenses	216,367

Net investment loss	(7,888)

Realized and unrealized gain (loss):
Net realized loss on:
Investment transactions	(9,264,083)
Foreign currency transactions	(1,784)

Net realized loss	(9,265,867)

Net change in unrealized appreciation (depreciation) on:
Investments	95,705
Translation of assets and liabilities in foreign currencies	(13)

Net unrealized gain	95,692

Net realized and unrealized loss	(9,170,175)

Net decrease in net assets resulting from operations	$(9,178,063)

The accompanying notes are an integral part of the financial statements.

MML Growth Equity Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Six months ended June 30, 2001 (Unaudited)	Year ended December 31, 2000
Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$ (7,888)	$ (51,021)
Net realized gain (loss) on investment and foreign currency transactions	(9,265,867)	3,425,724
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	95,692	(7,508,723)

Net decrease in net assets resulting from operations	(9,178,063)	(4,134,020)

Distributions to shareholders (Note 2):
From net investment income	-	(8,105)
Tax return of capital	-	(7,529)
From net realized gains	-	(9,052,646)

Net fund share transactions (Note 5):	3,372,847	26,796,659

Total increase (decrease) in net assets	(5,805,216)	13,594,359

Net assets:
Beginning of period	53,080,965	39,486,606

End of period (including undistributed net investment loss of $10,270 and $2,382, respectively)	$47,275,749	$53,080,965

The accompanying notes are an integral part of the financial statements.

MML Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Six months ended 6/30/01 (Unaudited)		Year ended 12/31/00	Period ended 12/31/99†
Net asset value, beginning of period	$ 10.15		$ 13.01	$ 10.00

Income (loss) from investment operations:
Net investment loss	(0.00	)#	(0.01)	(0.00	)#
Net realized and unrealized gain (loss) on investments	(1.72)		(0.77)	3.01

Total income (loss) from investment operations	(1.72)		(0.78)	3.01

Less distributions to shareholders:
From net investment income	-		(0.00)##	-
Tax return of capital	-		(0.00)##	-
From net realized gains	-		(2.08)	-

Total distributions	-		(2.08)	-

Net asset value, end of period	$ 8.43		$ 10.15	$ 13.01

Total Return@	(16.95)%	**	(6.54)%	30.10%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$47,276		$53,081	$39,487
Ratio of expenses to average daily net assets:
Before expense waiver	1.01%	*	1.08%	0.77%	**
After expense waiver###	0.91%	*	0.91%	0.61%	**
Net investment loss to average daily net assets	(0.03)%	*	(0.10)%	(0.04)%	**
Portfolio turnover rate	167%	**	271%	106%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
†	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
@
Total Return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

#	Net investment loss is less than $0.01 per share.
##	Distributions from net investment income and tax return of capital are less than $0.01 per share.
###
Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 3, 1999 through December 31, 1999, the year ended December 31, 2000 and the period ended June 30, 2001.

The accompanying notes are an integral part of the financial statements.
MML OTC 100 Fund – Portfolio Manager Report

What are the investment objectives and policies for the MML OTC 100 Fund?
The objectives and policies of the Fund are to:
•	achieve long-term growth of capital through performance that closely tracks that of the NASDAQ 100 Index
•	invest at least 80% of its assets in a portfolio of equity securities mirroring the sector and stock weightings of the NASDAQ 100 Index
How did the Fund perform during the first half of 2001?

For the six months ending June 30, 2001, the Fund’s shares returned -22.08%, slightly trailing the
-21.73% return of the NASDAQ 100 Index.

What factors influenced performance during the period?

Technology stocks, which make up over two-thirds of the Index, continued to encounter a stiff headwind in the first half of 2001. The economic downturn that began in 2000 broadened and deepened in 2001, touching most industries. Earnings disappointments were widespread, and the data on overall economic activity deteriorated, especially in the manufacturing sector. Manufacturing was particularly hard-hit by excess inventories of semiconductors, computers, and telecommunications equipment. Meanwhile, the Federal Reserve Board, which had watched from the sidelines during the entire second half of 2000, was finally moved to action. The Fed unexpectedly lowered short-term interest rates on January 3 and cut rates on five other occasions in the first half of 2001. For a brief time, it seemed that falling interest rates might do the trick, as the benchmark tentatively clawed its way higher for most of January.

Unfortunately, the Fed’s interventions were not sufficient to counteract the flood of bad news, and the NASDAQ 100 Index experienced waterfall declines in February and March that carried it to the 1573 level, a decline of 32.81%. Measuring from its peak at 4704.73 on March 27, 2000, the NASDAQ 100 Index lost 66.55%—approximately two-thirds of its value. Only 19 of the Index’s components showed gains in the first quarter, and many of those were rebounding after dismal performance in 2000. Sector performance was almost uniformly negative except for the modest 1.61% gain in consumer staples. Technology declined 35.93%, and the Index, with its 71.1% technology weighting, was dragged down by many of the stocks that boosted performance in 1999.

The best-performing stocks during the quarter included Compuware 56.00%, Apple Computer 48.37%, and Dell Computer 47.31%. The list of detractors featured Ariba -85.26%, Applied Micro Circuits -78.01%, and Brocade Communications -77.25%.

What about the second quarter?

Buoyed by bargain-hunting and further rate-cutting by the Fed, the Index made a recovery in the second quarter. On April 18, the Fed again surprised investors with an unscheduled rate cut of 50 basis points. The benchmark responded with strong gains, as investors began to anticipate that lower interest rates might spark a recovery later in the year. As more bad news was released throughout the quarter, however, the rally’s momentum faded. May ended with a small loss, and in June the Index posted a negligible gain.

The benchmark rose 16.37% during the second quarter. Of the seven sectors in the Index, only communication services had a negative return, losing 13.10%. Technology, which gained 17.80%, was not the best-performing sector but nevertheless had the greatest impact on performance because of its dominant weighting in the Index and the Fund. With a gain of 35.61%, the capital goods sector took top honors for the best performance.

In a reversal of the previous quarter, 81 of the benchmark’s components showed gains, while 19 posted losses. The best performers for the second quarter were Qlogic 186.4%, RF Micro Devices 130.8%, and Brocade Communications 110.6%. The worst losers all were affected by the extremely negative climate for the telecommunications industry. This list included Exodus Communications -80.8%, XO Communications -72.6%, and Level 3 Communications -68.4%.

MML OTC 100 Fund – Portfolio Manager Report (Continued)

What is your outlook?

Many technology investors appear to be waiting for signs of a pickup in orders before committing their funds wholeheartedly, and so far that has not happened. However, there are many reasons for cautious optimism. While some investors have wondered why the Fed’s rate cuts are not “working,” we must remember that it generally takes 12 to 18 months for interest rate policy to affect the economy. Complicating matters somewhat is the fact that, as of this writing, it has been only 14 months since the Fed stopped a multi-month campaign to raise rates. As has been noted by many observers, something as big and complicated as the U.S. economy cannot turn on a dime. However, at some point in the not-too-distant future, the benefits of lower rates should become apparent.

Additionally, the tax rebate recently approved by Congress is scheduled to be distributed in the third quarter of 2001, which should aid consumer spending. Finally, it is useful to reflect on the fact better performance from the Index does not require a return to the robust rates of economic growth we enjoyed during the bull market. Even a modest GDP (gross domestic product) growth rate in the 2% to 3% range should provide enough demand for many companies in the Index to resume healthy earnings growth.

Growth of a $10,000 Investment

Hypothetical Investments in MML OTC 100 Fund and the NASDAQ 100 Index

MML Series Investment Fund
Total Return
	Year to Date 1/1/01-6/30/01	One Year 7/1/00-6/30/01	Since Inception Average Annual 5/1/00-6/30/01

MML OTC 100 Fund	-22.08%	-51.51%	-46.97%

NASDAQ 100 Index	-21.73%	-51.30%	-46.14%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the NASDAQ 100 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges. Total return figures would be lower for the periods presented if they reflected these charges.

MML OTC 100 Fund – Portfolio of Investments

June 30, 2001 (Unaudited)

	Number of Shares	Market Value

EQUITIES — 97.8%

Advertising — 0.5%
TMP Worldwide, Inc.*	829	$ 49,002

Automotive & Parts — 0.3%
Paccar, Inc.	624	32,086

Broadcasting, Publishing & Printing — 2.8%
Adelphia Communications Corp. Cl. A*	1,201	49,241
Comcast Corp. Cl. A*	3,262	141,571
USA Networks, Inc.*	2,571	72,477

		263,289

Commercial Services — 4.1%
Ariba, Inc.*	1,729	9,510
Cintas Corp.	1,476	68,265
Concord EFS, Inc.*	1,990	103,500
eBay, Inc.*	1,466	100,406
Paychex, Inc.	2,578	103,120

		384,801

Communications — 9.8%
ADC Telecommunications, Inc.*	7,101	46,867
Ciena Corp.*	2,821	107,198
Echostar Communications Corp.*	1,778	57,643
Juniper Networks, Inc.*	1,534	47,707
McLeodUSA, Inc.*	3,607	16,556
Network Appliance, Inc.*	2,477	33,935
Nextel Communications, Inc. Cl. A*	6,836	119,630
PanAmSat Corp.*	1,469	57,115
Qualcomm, Inc.*	6,647	388,717
Tellabs, Inc.*	1,697	32,718
XO Communications, Inc. Cl. A*	2,197	4,218

		912,304

Communications Equipment — 0.4%
Ericsson (LM) Cl. B†	6,973	37,794

Computer and Data Processing Services — 0.0%
At Home Corp. Series A*	1,844	3,946

	Number of Shares	Market Value

Computer Integrated Systems Design — 2.3%
3Com Corp.*	1,249	$ 5,933
Broadvision, Inc.*	2,161	10,805
Parametric Technology Corp.*	2,612	36,542
Sun Microsystems, Inc.*	10,310	162,073

		215,353

Computer Programming Services — 1.4%
Mercury Interactive Corp.*	640	38,336
RealNetworks, Inc.*	1,098	12,902
VeriSign, Inc.*	1,378	82,694

		133,932

Computer Related Services — 0.2%
CNET Networks, Inc.*	1,127	14,651
Inktomi Corp.*	845	8,104

		22,755

Computers & Information — 7.6%
Apple Computer, Inc.*	3,543	82,375
Cisco Systems, Inc.*	19,029	346,328
Comverse Technology, Inc.*	1,294	74,560
Dell Computer Corp.*	6,975	181,001
Palm, Inc.*	3,905	23,703

		707,967

Containers — 0.3%
Smurfit-Stone Container Corp.*	1,738	28,156

Data Processing and Preparation — 0.8%
Fiserv, Inc.*	1,132	72,425

Electrical Equipment & Electronics — 20.0%
Altera Corp.*	3,959	114,811
Applied Micro Circuits Corp.*	2,537	43,636
Atmel Corp.*	2,532	34,157
Broadcom Corp. Cl. A*	1,203	51,440
Conexant Systems, Inc.*	1,985	17,766
Flextronics International Limited*	3,802	99,270
Intel Corp.	17,137	501,257
Jds Uniphase Corp.*	9,872	125,868
Kla-Tencor Corp.*	1,635	95,598
Linear Technology Corp.	3,092	136,728
Maxim Integrated Products, Inc.*	3,348	148,015

	Number of Shares	Market Value

Microchip Technology, Inc.*	794	$ 27,195
Molex, Inc.	708	25,863
Novellus Systems, Inc.*	1,057	60,027
NVIDIA Corp.*	550	51,013
PMC - Sierra, Inc.*	1,317	40,919
Qlogic Corp.*	684	44,084
RF Micro Devices, Inc.*	1,350	36,180
Sanmina Corp.*	2,483	58,127
Vitesse Semiconductor Corp.*	1,445	30,403
Xilinx, Inc.*	3,186	131,391

		1,873,748

Financial Services — 1.8%
Nasdaq 100 Shares*	3,621	165,299

Foods — 1.0%
Starbucks Corp.*	3,847	88,481

Healthcare — 0.6%
Human Genome Sciences, Inc.*	910	54,828

Information Retrieval Services — 0.5%
CMGI, Inc.*	2,741	8,223
Yahoo!, Inc.*	1,983	39,640

		47,863

Internet Content — 0.9%
BEA Systems, Inc.*	2,657	81,596

Internet Software — 0.1%
Exodus Communications, Inc.*	4,328	8,916

Machinery & Components — 1.6%
Applied Materials, Inc.*	3,048	149,657

Media — 1.5%
Gemstar-TV Guide International, Inc.*	3,137	138,028

Medical Supplies — 0.9%
Biomet, Inc.	1,753	84,249

Pharmaceuticals — 8.9%
Abgenix, Inc.*	594	26,730
Amgen, Inc.*	3,538	214,686
Biogen, Inc.*	1,329	72,244
Chiron Corp.*	1,933	98,583
Genzyme Corp.*	1,770	107,970
Idec Pharmaceuticals Corp.*	1,181	79,942

(Continued)

The accompanying notes are an integral part of the financial statements.
MML OTC 100 Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Immunex Corp.*	5,412	$ 96,063
Medimmune, Inc.*	1,657	78,210
Millennium Pharmaceuticals, Inc.*	1,737	61,802

		836,230

Prepackaged Software — 25.7%
Adobe Systems, Inc.	1,706	80,182
Brocade Communications Systems, Inc.*	1,674	73,639
Check Point Software Technologies Limited*	1,667	84,300
Citrix Systems, Inc.*	1,597	55,735
Compuware Corp.*	1,651	23,097
Electronic Arts, Inc.*	976	56,510
I2 Technologies, Inc.*	3,218	63,716
Intuit, Inc.*	1,913	76,501
Microsoft Corp.*	13,480	978,648
Novell, Inc.*	2,771	15,767
Oracle Corp.*	17,034	323,646
Peoplesoft, Inc.*	3,023	148,822
Rational Software Corp.*	1,447	40,588
Siebel Systems, Inc.*	3,842	180,190
Veritas Software Corp.*	2,956	196,663

		2,398,004

Retail — 2.1%
Bed Bath & Beyond, Inc.*	2,825	84,750
Costco Wholesale Corp.*	1,725	70,863
Staples, Inc.*	2,230	35,658

		191,271

Retail – Internet — 0.3%
Amazon.com, Inc.*	1,736	24,564

Telephone Utilities — 1.4%
Level 3 Communications, Inc.*	1,861	10,217
Metromedia Fiber Network, Inc.*	4,298	8,768
Worldcom, Inc.*	7,560	113,098

		132,083

TOTAL EQUITIES (Cost $14,280,094)		9,138,627

		Principal Amount	Market Value

SHORT-TERM INVESTMENTS — 2.3%

Repurchase Agreement — 1.5%
Investors Bank & Trust Company Repurchase Agreement, dated 06/29/2001, 3.08%, due 07/02/2001 (a)		$ 138,535	$ 138,535

U.S. Treasury Bills — 0.8%
U.S. Treasury Bill**
3.690%	07/19/2001	20,000	19,961
U.S. Treasury Bill**
3.700%	07/19/2001	60,000	59,883

			79,844

TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)			218,379

TOTAL INVESTMENTS — 100.1% (Cost $14,498,473)***			9,357,006

Other Assets/ (Liabilities) — (0.1%)			(8,522)

NET ASSETS — 100.0%			$ 9,348,484

Notes to Portfolio of Investments

*	Non-income producing security.

**	This security is held as collateral for open futures contracts. (Note 2).

***	Aggregate cost for Federal tax purposes. (Note 7).

†	American Depository Receipt.

(a)	Maturity value of $138,571. Collateralized by U.S. Government Agency obligation with a rate of 4.470%, maturity date of 07/16/2027, and aggregate market value, including accrued interest, of $145,845.

The accompanying notes are an integral part of the financial statements.

MML OTC 100 Fund – Financial Statements

Statement of Assets and Liabilities

June 30, 2001 (Unaudited)
Assets:
Investments, at value (cost $14,280,094) (Note 2)	$ 9,138,627
Short-term investments, at amortized cost (Note 2)	218,379

Total Investments	9,357,006
Receivables from:
Investments sold	4,297
Interest and dividends	50
Variation margin on open futures contracts (Note 2)	3,800
Investment adviser (Note 3)	1,246

Total assets	9,366,399

Liabilities:
Payables for:
Investments purchased	3,735
Directors’ fees and expenses (Note 3)	1,553
Affiliates (Note 3):
Investment management fees	3,219
Accrued expenses and other liabilities	9,408

Total liabilities	17,915

Net assets	$ 9,348,484

Net assets consist of:
Paid-in capital	$16,185,420
Undistributed net investment loss	(15,733)
Accumulated net realized loss on investments and futures contracts	(1,684,405)
Net unrealized depreciation on investments and futures contracts	(5,136,798)

$ 9,348,484

Shares outstanding:	1,977,365

Net asset value, offering price and redemption price per share:	$ 4.73

The accompanying notes are an integral part of the financial statements.

MML OTC 100 Fund – Financial Statements (Continued)

Statement of Operations

Six months ended June 30, 2001 (Unaudited)
Investment income (Note 2):
Dividends (net of withholding tax of $40)	$ 2,041
Interest	6,721

Total investment income	8,762

Expenses (Note 2):
Investment management fees (Note 3)	18,489
Custody fees	11,710
Audit and legal fees	698
Shareholder reporting fees	157
Directors’ fees (Note 3)	113

Total expenses	31,167
Expenses reimbursed (Note 3)	(8,159)

Net expenses	23,008

Net investment loss	(14,246)

Realized and unrealized gain (loss):
Net realized loss on:
Investment transactions	(746,406)
Closed futures contracts	(149,322)

Net realized loss	(895,728)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,212,392)
Open futures contracts	66,277

Net unrealized loss	(1,146,115)

Net realized and unrealized loss	(2,041,843)

Net decrease in net assets resulting from operations	$(2,056,089)

The accompanying notes are an integral part of the financial statements.

MML OTC 100 Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Six months ended June 30, 2001 (Unaudited)	Period ended December 31, 2000*
Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$ (14,246)	$ (23,997)
Net realized loss on investment transactions and futures contracts	(895,728)	(710,410)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(1,146,115)	(3,990,683)

Net decrease in net assets resulting from operations	(2,056,089)	(4,725,090)

Distributions to shareholders (Note 2):
From net realized gains:	-	(55,757)

Net fund share transactions (Note 5):	3,373,039	12,812,381

Total increase in net assets	1,316,950	8,031,534

Net assets:
Beginning of period	8,031,534	-

End of period (including undistributed net investment loss of $15,733 and $1,487, respectively)	$9,348,484	$ 8,031,534

* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

The accompanying notes are an integral part of the financial statements.
MML OTC 100 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Six months ended 6/30/01 (Unaudited)		Period ended 12/31/00†
Net asset value, beginning of period	$ 6.07		$ 10.00

Income (loss) from investment operations:
Net investment loss	(0.01	)***	(0.02	)***
Net realized and unrealized gain (loss) on investments	(1.33)		(3.87)

Total income (loss) from investment operations	(1.34)		(3.89)

Less distributions to shareholders:
From net realized gains	-		(0.04)

Net asset value, end of period	$ 4.73		$ 6.07

Total Return@	(22.08)%	**	(38.90)%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 9,348		$ 8,032
Ratio of expenses to average daily net assets:
Before expense waiver	0.76%	*	0.88%	*
After expense waiver#	0.56%	*	0.56%	*
Net investment loss to average daily net assets	(0.35)%	*	(0.36)%	*
Portfolio turnover rate	35%	**	51%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
@
Total Return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000, and the period ended June 30, 2001.

The accompanying notes are an integral part of the financial statements.

MML Small Cap Value Equity Fund – Portfolio Manager Report

What are the investment objectives and policies for the MML Small Cap Value Equity Fund?

The objectives and policies of the Fund are to:
•	achieve long-term growth of capital and income
•
invest primarily in a diversified portfolio of equity securities of smaller companies (companies with market capitalizations within the range of market capitalizations of companies in the Russell 2000 Index)

•	utilize a value-oriented strategy in making investment decisions
•	utilize fundamental analysis to identify companies which
–are of high investment quality or possess a unique product, market position or operating characteristics
–offer above-average levels of profitability or superior growth potential
–are attractively valued in the marketplace

How did the Fund perform during the first half of 2001?

For the six months ending June 30, 2001, the Fund’s shares returned 3.81%, trailing the 6.77% return of the Russell 2000 Index, a broadly based, unmanaged index of 2000 medium- and small-capitalization common stocks.

What factors contributed to the Fund’s performance?

Both the Fund and the Index benefited from the outperformance of the small-cap sector, a trend that continued from 2000. Large-cap stocks had become overpriced after outperforming small-caps for much of the 1990s. Furthermore, the economic slowdown and the resulting earnings deceleration of many growth companies prompted investors to emphasize value, which also helped the Fund. Unfortunately, the Fund’s emphasis on companies with stable earnings growth was a negative influence during the period. While that emphasis helped us to outperform our benchmark during 2000, the companies with the most solid earnings traded at relatively high valuations, a drawback during the first half of 2001. In addition, a few of our holdings were listed at erroneous prices due to a technological failure on the final day of the period, resulting in a slightly less favorable comparison with the Russell Index.

Can you give examples of stocks you bought or sold during the period?

One example was National Processing, a company that provides software and back-office support for processing financial transactions on and off the Internet. The company operates in a fragmented industry in which there is no dominant player and offers services that are very scalable, meaning they are easily adaptable to clients of various sizes. Moreover, the company has virtually no debt and has consistently generated a 15% to 20% return on equity for a number of years. Another stock we bought was Community Health Systems, which owns approximately 50 hospitals in 20 states. In roughly 80% of the communities in which the company operates, it has the only general hospital in the area. These facilities are well run and generate a healthy cash flow. In the retail sector, we bought Dollar Tree Stores, a discount variety chain. Typically, most items in these stores sell for about one dollar, making the business relatively resistant to economic slowdowns. Trading around twenty times earnings when we bought the stock, Dollar Tree has historically delivered a 25% return on equity.

On the sell side, we disposed of Commerce Bancorp, a good regional bank in the Northeast whose stock hit our target price. Also reaching what we considered to be full valuation were Markel, a property/casualty insurer, and Techne, a manufacturer of proteins, antibodies, assay kits, and other supplies for clinical laboratories. On the other hand, we liquidated our holdings in EGL because of deteriorating fundamentals in the company’s international freight forwarding business. Meanwhile, we sold National Oil Well, a manufacturer of drilling rig components and subsystems for the energy industry, due to slackening demand for drill rigs that we thought might be the beginning of a cyclical trend.

Which stocks most helped or detracted from performance?

BJ’s Wholesale, a “warehouse club” selling everything from discount jewelry to food and automotive supplies, made a positive contribution to performance. The company enjoys strong fundamentals, a long track record of success, and relatively steady earnings growth. BJ’s stock trended up throughout most of the period, stalled for a while, and finished strongly. Another positive contributor was Crossman Communities, a homebuilder whose operations are concentrated in a number of fast-growing areas of the country. While homebuilders in general had a good first half of 2001 because of lower interest rates, Crossman also did well because of some innovative cost-containment techniques in its building processes. We should also mention Spartech, a manufacturer of plastic packaging and molded plastic products of various kinds. High prices for crude oil, a raw material of most plastic products, hurt the stock in the second half of 2000. However, energy prices began to ease in 2001, lowering costs for Spartech.

Detracting from performance was Micrel, a maker of analog semiconductors for the telecommunications industry. Although this stock was a short-term victim of the telecom meltdown, we believe in its long-term potential and maintained our position. Precision Drilling, a land driller operating in Canada and the U.S., declined due to the softening demand for drilling operations that we mentioned earlier. We reduced the Fund’s holdings but still had a small position at the end of the period. Inet Technologies makes software that manages voice and data communications over the telephone and the Internet. The stock plunged in the late winter because of sharply lower earnings estimates. Even in the face of lower earnings prospects, however, the company maintained its market share, and we still held this stock at the end of the period.

What is your outlook?

The first half of 2001 witnessed a tug of war between a slowing economy and decelerating earnings, on the one hand, and aggressive easing of monetary policy by the Federal Reserve Board. So far, the Fed’s actions have had minimal impact on the overall economy, although lower interest rates have helped to keep demand strong in the housing and auto industries. We must remember, however, that monetary policy takes time to work, and it was only in May of 2000 that the Fed stopped raising interest rates. Thus, it might be reasonable to look for some results of the Fed’s easing efforts toward the end of this year or the beginning of 2002. We will continue our search for the stocks of well-run companies with steady earnings growth and reasonable valuations. No matter what the economy is doing, there are always stocks that are priced inefficiently, and those are the ones we try to find.

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Cap Value Equity Fund and the Russell 2000 Index

MML Series Investment Fund
Total Return
	Year to Date 1/1/01 - 6/30/01	One Year 7/1/00 - 6/30/01	Since Inception Average Annual 6/1/98 - 6/30/01

MML Small Cap Value Equity Fund	3.81%	9.48%	-0.17%

Russell 2000 Index	6.77%	0.49%	5.18%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges. Total return figures would be lower for the periods presented if they reflected these charges.

MML Small Cap Value Equity Fund – Portfolio of Investments

June 30, 2001 (Unaudited)

	Number of Shares	Market Value

EQUITIES — 95.8%

Advertising — 1.4%
Penton Media, Inc.	36,200	$ 633,500

Air Transportation — 2.3%
SkyWest, Inc.	37,700	1,055,600

Automotive & Parts — 0.0%
Monaco Coach Corp.*	100	3,320
Oshkosh Truck Corp.	100	4,425

		7,745

Banking, Savings & Loans — 13.0%
Banknorth Group, Inc.	38,557	873,316
First Republic Bank*	42,400	1,038,800
Hudson City Bancorp, Inc.	47,900	1,106,011
New York Community Bancorp, Inc.	49,800	1,874,970
Webster Financial Corp.	36,880	1,208,927

		6,102,024

Chemicals — 5.0%
OM Group, Inc.	22,600	1,271,250
Spartech Corp.	44,500	1,074,675

		2,345,925

Commercial Services — 5.9%
ABM Industries, Inc.	35,900	1,337,275
Advo, Inc.*	26,400	901,560
G&K Services, Inc. Cl. A	100	2,690
National Processing, Inc.*	18,600	520,800
Stewart Enterprises, Inc. Cl. A	100	730

		2,763,055

Communications — 1.6%
CT Communications, Inc.	27,200	504,832
Inet Technologies, Inc.*	29,000	237,510

		742,342

Electrical Equipment & Electronics — 13.1%
Cognex Corp.*	31,900	1,079,815
Keithley Instruments, Inc.	23,700	504,810
Lattice Semiconductor Corp.*	53,800	1,312,720
Micrel, Inc.*	30,400	1,003,200
Microchip Technology, Inc.*	40,400	1,383,700
Teleflex, Inc.	19,600	862,400

		6,146,645

	Number of Shares	Market Value

Energy — 0.8%
Precision Drilling Corp.*	11,900	$ 371,756

Financial Services — 4.4%
Eaton Vance Corp.	46,600	1,621,680
W.P. Stewart & Co. Limited	17,800	436,100

		2,057,780

Healthcare — 1.9%
Community Health Systems, Inc.*	30,500	899,750

Home Construction, Furnishings & Appliances — 4.4%
KB HOME	100	3,017
La-Z-Boy, Inc.	61,300	1,134,050
Miller (Herman), Inc.	37,500	907,500

		2,044,567

Household Products — 0.7%
RPM, Inc.	37,300	343,160

Industrial – Diversified — 1.9%
Carlisle Companies, Inc.	25,300	882,211

Insurance — 8.3%
Annuity and Life Re (Holdings) Limited	19,100	682,825
HCC Insurance Holdings, Inc.	44,400	1,087,800
Odyssey Re Holdings Corp.*	5,600	101,192
StanCorp Financial Group, Inc.	8,000	379,120
State Auto Financial Corp.	100	1,639
White Mountains Insurance Group, Inc.	4,300	1,617,875

		3,870,451

Lodging — 0.0%
Orient-Express Hotels Limited*	100	2,205

Machinery & Components — 7.0%
Briggs & Stratton Corp.	100	4,210
Hardinge, Inc.	51,050	739,204
Helix Technology Corp.	26,600	810,768
Roper Industries, Inc.	41,600	1,736,800

		3,290,982

Medical Supplies — 5.5%
Biomet, Inc.	18,350	881,901
Coherent, Inc.*	27,500	994,675

	Number of Shares	Market Value

Invacare Corp.	18,200	$ 703,066

		2,579,642

Miscellaneous — 2.9%
Crossmann Communities, Inc.	33,900	1,345,491

Prepackaged Software — 2.0%
Symantec Corp.*	21,100	921,859

Real Estate — 1.9%
Mid-Atlantic Realty Trust	69,700	871,250

Retail — 5.4%
BJ’s Wholesale Club, Inc.*	24,550	1,307,533
Dollar Tree Stores, Inc.*	42,900	1,194,336

		2,501,869

Transportation — 6.4%
C.H. Robinson Worldwide, Inc.	51,700	1,441,913
Expeditors International of Washington, Inc.	12,100	725,988
M.S. Carriers, Inc.*	26,900	826,098

		2,993,999

TOTAL EQUITIES (Cost $37,763,169)		44,773,808

	Principal Amount
SHORT-TERM INVESTMENTS — 6.6%

Cash Equivalents — 3.8%
Banc One Bank Note**
4.060% 07/02/2001	$ 31,520	31,520
First Union II**
4.000% 03/12/2002	105,067	105,067
Fleet National Bank Note**
4.210% 10/31/2001	188,428	188,428
GMAC Bank Note**
4.110% 03/08/2002	52,533	52,533
Goldman Sachs Bank Note**
3.840% 03/21/2002	52,533	52,533
Merrill Lynch Bank Note**
3.940% 04/05/2002	73,547	73,547
Merrimac Money Market Fund**
4.120% 07/02/2001	801,579	801,579
Morgan Stanley Dean Witter & Co.**
3.960% 07/16/2001	31,520	31,520
Morgan Stanley Dean Witter & Co.**
3.980% 09/14/2001	63,040	63,040

(Continued)

The accompanying notes are an integral part of the financial statements.
MML Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value

Provident Institutional Money Market Fund**
4.000% 07/02/2001	$ 210,133	$ 210,133
Royal Bank of Canada Eurodollar Time Deposit**
4.000% 07/02/2001	1,341,793	157,600

		1,767,500

Repurchase Agreement — 2.8%
Investors Bank & Trust Company Repurchase Agreement, dated 06/29/2001, 3.08%, due 07/02/2001 (a)	1,341,793	1,341,793

TOTAL SHORT-TERM INVESTMENTS
(At Amortized Cost)		3,109,293

TOTAL INVESTMENTS — 102.4%
(Cost $40,872,462)***		47,883,101

Other Assets/ (Liabilities) — (2.4%)		(1,121,909)

NET ASSETS — 100.0%		$46,761,192

Notes to Portfolio of Investments

*	Non-income producing security.

**	Represents investment of security lending collateral. (Note 2).

***	Aggregate cost for Federal tax purposes. (Note 7).

(a)
Maturity value of $1,342,138. Collateralized by U.S. Government Agency obligation with a rate of 7.556%, maturity date of 09/01/2023, and aggregate market value, including accrued interest, of $1,408,923.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Small Cap Value Equity Fund – Financial Statements

Statement of Assets and Liabilities

June 30, 2001 (Unaudited)
Assets:
Investments, at value (cost $37,763,169) (Note 2)	$44,773,808
Short-term investments, at amortized cost (Note 2)	3,109,293

Total Investments	47,883,101
Receivables from:
Investments sold	679,315
Interest and dividends	16,592

Total assets	48,579,008

Liabilities:
Payables for:
Securities on loan (Note 2)	1,767,500
Directors’ fees and expenses (Note 3)	2,323
Affiliates (Note 3):
Investment management fees	24,806
Accrued expenses and other liabilities	23,187

Total liabilities	1,817,816

Net assets	$46,761,192

Net assets consist of:
Paid-in capital	$42,429,510
Undistributed net investment income	147,023
Accumulated net realized loss on investments	(2,825,980)
Net unrealized appreciation on investments	7,010,639

$46,761,192

Shares outstanding:	4,793,411

Net asset value, offering price and redemption price per share:	$ 9.76

The accompanying notes are an integral part of the financial statements.

MML Small Cap Value Equity Fund – Financial Statements (Continued)

Statement of Operations

Six months ended June 30, 2001 (Unaudited)
Investment income (Note 2):
Dividends	$ 222,352
Interest (including securities lending income of $781)	83,256

Total investment income	305,608

Expenses (Note 2):
Investment management fees (Note 3)	148,301
Custody fees	6,719
Audit and legal fees	2,488
Shareholder reporting fees	791
Directors’ fees (Note 3)	563

Total expenses	158,862

Net investment income	146,746

Realized and unrealized gain (loss):
Net realized loss on investment transactions	(806,201)
Net change in unrealized appreciation (depreciation) on investments	2,688,712

Net realized and unrealized gain	1,882,511

Net increase in net assets resulting from operations	$2,029,257

The accompanying notes are an integral part of the financial statements.

MML Small Cap Value Equity Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Six months ended June 30, 2001 (Unaudited)	Year ended December 31, 2000
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 146,746	$ 340,261
Net realized loss on investment transactions	(806,201)	(1,079,443)
Net change in unrealized appreciation (depreciation) on investments	2,688,712	4,924,113

Net increase in net assets resulting from operations	2,029,257	4,184,931

Distributions to shareholders (Note 2):
From net investment income:	-	(341,296)

Net fund share transactions (Note 5)	2,070,447	18,680,756

Total increase in net assets	4,099,704	22,524,391
Net assets:
Beginning of period	42,661,488	20,137,097

End of period (including undistributed net investment income of $147,023 and $277, respectively)	$46,761,192	$42,661,488

The accompanying notes are an integral part of the financial statements.

MML Small Cap Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Six months ended 6/30/01 (Unaudited)		Year ended 12/31/00	Year ended 12/31/99	Period ended 12/31/98†
Net asset value, beginning of period	$ 9.40		$ 8.34	$ 8.49	$ 10.00

Income (loss) from investment operations:
Net investment income	0.03	***	0.08	0.07	0.03
Net realized and unrealized gain (loss) on investments	0.33		1.06	(0.15)	(1.51)

Total income (loss) from investment operations	0.36		1.14	(0.08)	(1.48)

Less distributions to shareholders:
From net investment income	-		(0.08)	(0.07)	(0.03)

Net asset value, end of period	$ 9.76		$ 9.40	$ 8.34	$ 8.49

Total Return@	3.81%	**	13.63%	(1.04)%	(14.77)%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 46,761		$42,661	$ 20,137	$ 10,442
Ratio of expenses to average daily net assets:
Before expense waiver	0.70%	*	0.80%	1.07%	0.85%	**
After expense waiver#	0.70%	*	0.76%	0.75%	0.44%	**
Net investment income to average daily net assets	0.64%	*	1.12%	1.13%	0.42%	**
Portfolio turnover rate	46%	**	65%	41%	23%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from June 1, 1998 (commencement of operations) through December 31, 1998.
@
Total Return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

#
Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period June 1, 1998 through December 31, 1998, the years ended December 31, 1999 and 2000 and the period ended June 30, 2001.

The accompanying notes are an integral part of the financial statements.

MML Small Company Opportunities Fund – Portfolio Manager Report

What are the investment objectives and policies for the MML Small Company Opportunities Fund?

The objectives and policies of the Fund are to:
•	achieve long-term capital appreciation
•
invest primarily in a diversified portfolio of equity securities of micro-capitalization companies (companies with market capitalizations at the time of purchase of no more than 50% of the weighted average market capitalization of the Russell 2000 Index)

•	utilize a value-oriented strategy in making investment decisions
•	utilize fundamental analysis to identify companies which
–are of high investment quality or possess a unique product, market position or operating characteristics
–offer above-average levels of profitability or superior growth potential
–are attractively valued in the marketplace

How did the Fund perform during the first half of 2001?

The Fund commenced operations on May 1, 2001. For the two months ending June 30, 2001, the Fund’s shares returned 5.80%, about in line with the 5.91% return of the Russell 2000 Index, a broadly based, unmanaged index of 2000 medium- and small-capitalization common stocks.

What factors contributed to the Fund’s performance?

The Fund benefited from a strong environment for small-cap stocks and value-oriented management styles. Our start date occurred in the middle of an economic slowdown, with share prices for most growth stocks down considerably from where they had been a year ago. Looking for alternatives, many investors turned to value stocks for their stable earnings growth. Likewise, large-cap stocks were favored throughout much of the recent bull market, and their share prices were bid up to unsustainable levels. Small-caps were relatively undervalued, and when the large-cap market leaders faltered, investors flocked to the previously underappreciated small-cap sector.

At the same time, our performance slightly trailed that of our benchmark. Still, the Fund performed relatively well given the fact that our reporting period covers the first two months of operation, when we were putting our money to work in the market.

What is your philosophy on stock selection?

Our management style incorporates both growth and value parameters, with a decided preference for the value side of the spectrum. We look for high-quality companies with relatively steady earnings growth that we believe to be underappreciated by the market. We love companies that are carving out profitable niches in unglamorous industries. This attitude is reflected in the allocations of our two largest sectors: industrials—30% and financial services—23%. However, we don’t actively target specific sector allocations. Rather, these allocations merely reflect where our bottom-up analysis has led us.

Examples of recent purchases might help to provide a feel for the eclectic nature of our selection process. One purchase was ProQuest, which resulted from the restructuring of the company formerly known as Bell & Howell. A provider of database content for libraries, ProQuest’s revenues are relatively insulated from the performance of the overall economy, and the company enjoys high profit margins on its products. Another recent acquisition is RPM, a manufacturer of specialty petrochemicals that are used in a variety of finished products such as Rustoleum paint. The company has weathered the economic slowdown well and was helped in June by easing prices for crude oil, an important raw material in RPM’s products. Finally, we’ll mention Rogers Corp., a maker of composite materials used primarily in the telecommunications industry. Among other products, the company manufactures gasketing materials used to seal out moisture from cellular phones and cell phone tower instrument panels. The stock was trading well below its 52-week high and at a discount to the price implied by its normalized earnings over a typical business cycle.

Which stocks most helped or detracted from performance?

Tweeter Home Entertainment, a home electronics retailer, was one of the Fund’s best performers during the period. Although the stock had been beaten down to all-time lows, sales slowed only marginally, and Tweeter subsequently staged a nice rebound. Another solid performer was FTI Consulting, a bankruptcy consulting firm. Because of a slow economy, corporate bankruptcies have been running at a comparatively high rate, and FTI is positioned to benefit from this trend. A third positive contributor, Taro Pharmaceutical Industries, recently received Food & Drug Administration approval of a promising new drug.

On the downside, Spectrum Control, which sells radio transceivers for telecommunications applications, was hurt by the washout in telecom equipment manufacturers. Astronics is an aerospace company that derives a small percentage of its revenues from making lighting instruments for cellular phones. Unfortunately, investors’ expectations for the company were in large part dependent on that product line, which experienced weaker demand as a result of the telecommunications meltdown. Forward Air, a freight logistics company, suffered from a slowdown in freight traffic. We still hold all three stocks based on their favorable long-term prospects.

What is your outlook?

The economy seems to have reached a temporary plateau. The big question is whether it will turn around from these levels or whether we will see further deterioration and enter a genuine recession, defined as two consecutive quarters of negative GDP (gross domestic product) growth. So far, consumers have maintained fairly healthy rates of spending, but if the consumer should decide to retrench, there could be a turn for the worse. Fortunately, we have the Fed aggressively lowering interest rates and a tax rebate coming into consumers’ hands during the summer of 2001. Both of those factors should help to stimulate spending. Our judgments about how reasonably companies are valued obviously hinge on what path the economy takes, but we prefer to make those decisions from a company-specific perspective rather than trying to make top-down decisions about where the economy is headed.
Growth of a $10,000 Investment

Hypothetical Investments in MML Small Company Opportunities Fund and the Russell 2000 Index

MML Series Investment Fund
Total Return
Since Inception 5/1/01 - 6/30/01

MML Small Company Opportunities Fund	5.80%

Russell 2000 Index	5.91%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges. Total return figures would be lower for the periods presented if they reflected these charges.

MML Small Company Opportunities Fund – Portfolio of Investments

June 30, 2001 (Unaudited)

	Number of Shares	Market Value

EQUITIES — 84.4%
Aerospace & Defense — 1.5%
Herley Industries, Inc.*	9,200	$ 162,840

Automotive & Parts — 0.1%
Strattec Security Corp.*	500	17,360

Banking, Savings & Loans — 13.9%
Boston Private Financial Holdings, Inc.	10,500	235,200
CFS Bancorp, Inc.	13,200	182,556
Financial Institutions, Inc.	7,100	159,040
First Essex Bancorp, Inc.	9,200	227,424
First Republic Bank*	6,800	166,600
Flushing Financial Corp.	7,200	172,152
Lawrence Savings Bank	100	1,304
Pacific Crest Capital, Inc.	9,700	192,060
Sterling Bancorp-NY	6,100	186,660
Webster Financial Corp.	200	6,556

		1,529,552

Broadcasting, Publishing & Printing — 1.7%
Saga Communications, Inc. Cl. A*	8,100	192,294

Building Materials & Construction — 1.3%
Crossmann Communities, Inc.	200	7,938
Willbros Group, Inc.*	10,500	136,500

		144,438

Chemicals — 1.2%
Penford Corp.	11,100	128,760

Commercial Services — 4.1%
FTI Consulting, Inc.*	8,000	174,400
Kendle International, Inc.*	13,700	274,548

		448,948

Communications — 4.3%
Gentner Communications Corp.*	8,600	91,160
Lifeline Systems, Inc.*	8,800	173,888
Viasat, Inc.*	8,700	207,756

		472,804

Computer and Data Processing Services — 1.5%
Hall Kinion & Associates, Inc.*	21,100	170,066

Computer Integrated Systems Design — 2.7%
Ansoft Corp.*	13,200	224,400

	Number of Shares	Market Value

Insignia Systems, Inc.*	10,700	$ 70,727

		295,127

Electric Utilities — 1.2%
Central Vermont Public Service Corp.	7,000	132,370

Electrical Equipment & Electronics — 16.6%
Actel Corp.*	5,300	130,115
AZZ, Inc.	8,300	207,500
EDO Corp.	6,100	97,295
Elantec Semiconductor, Inc.*	4,800	162,192
LSI Industries, Inc.	13,100	306,409
Rogers Corp.*	5,700	151,050
Rudolph Technologies, Inc.*	2,400	112,800
Signal Technology Corp.*	18,000	193,500
SIPEX Corp.*	13,100	197,679
Spectrum Control, Inc.*	19,300	115,028
Woodhead Industries, Inc.	9,200	156,400

		1,829,968

Energy — 1.4%
RPC, Inc.	10,600	150,520

Entertainment & Leisure — 1.0%
Shuffle Master, Inc.*	5,250	110,250

Foods — 2.1%
Bridgford Foods Corp.	7,900	103,648
Performance Food Group Co.*	4,100	123,943

		227,591

Forest Products & Paper — 2.4%
Astronics Corp.*	7,900	120,317
Fibermark, Inc.*	11,300	149,725

		270,042

Healthcare — 2.9%
Dianon Systems, Inc.*	1,500	68,250
Pediatrix Medical Group, Inc.*	7,600	252,320

		320,570

Home Construction, Furnishings & Appliances — 0.4%
Palm Harbor Homes, Inc.*	2,000	43,500
Stanley Furniture Co., Inc.*	200	5,380

		48,880

	Number of Shares	Market Value

Information Retrieval Services — 0.9%
Onesource Information Services, Inc.*	12,600	$ 105,840

Insurance — 2.9%
Donegal Group, Inc. Cl. A	11,500	148,925
Stewart Information Services*	8,900	173,461

		322,386

Machinery & Components — 5.0%
Brooks Automation, Inc.*	2,100	96,810
Gardner Denver, Inc.*	6,500	133,575
Hardinge, Inc.	11,200	162,176
Robbins & Myers, Inc.	5,600	157,920

		550,481

Manufacturing — 1.1%
Quixote Corp.	4,300	122,851

Medical Supplies — 2.8%
II-VI, Inc.*	10,800	189,000
MedAmicus, Inc.*	13,000	117,000

		306,000

Prepackaged Software — 1.3%
Transaction Systems Architects Cl. A*	9,200	142,600

Real Estate — 1.4%
Mid-Atlantic Realty Trust	12,400	155,000

Retail — 3.7%
Cost Plus, Inc.*	6,300	189,000
Tweeter Home Entertainment Group, Inc.*	6,100	215,330

		404,330

Transportation — 3.4%
Forward Air Corp.*	1,600	47,920
Knight Transportation, Inc.*	8,400	172,620
Marine Products Corp.	35,500	150,875

		371,415

Water Companies — 1.6%
Southwest Water Co.	12,400	180,420

TOTAL EQUITIES
(Cost $8,676,110)		9,313,703

(Continued)

The accompanying notes are an integral part of the financial statements.
MML Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value

SHORT-TERM INVESTMENTS — 7.7%
Repurchase Agreement
Investors Bank & Trust Company Repurchase Agreement, dated 06/29/2001, 3.08%, due 07/02/2001 (a)	$ 850,394	$ 850,394

TOTAL SHORT-TERM INVESTMENTS
(At Amortized Cost)		850,394

TOTAL INVESTMENTS — 92.1%
(Cost $9,526,504)**		10,164,097

Other Assets/ (Liabilities) — 7.9%		867,427

NET ASSETS — 100.0%		$ 11,031,524

Notes to Portfolio of Investments

*	Non-income producing security.

**	Aggregate cost for Federal tax purposes. (Note 7).

(a)	Maturity value of $850,612. Collateralized by U.S. Government Agency obligation with a rate of 7.833%, maturity date of 03/01/2020, and aggregate market value, including accrued interest, of $892,994.
The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Small Company Opportunities Fund – Financial Statements

Statement of Assets and Liabilities

June 30, 2001 (Unaudited)
Assets:
Investments, at value (cost $8,676,110) (Note 2)	$ 9,313,703
Short-term investments, at amortized cost (Note 2)	850,394

Total Investments	10,164,097
Cash	916,237
Receivables from:
Investments sold	26,438
Interest and dividends	7,914
Investment adviser (Note 3)	2,777

Total assets	11,117,463

Liabilities:
Payables for:
Investments purchased	69,471
Directors’ fees and expenses (Note 3)	100
Affiliates (Note 3):
Investment management fees	8,812
Accrued expenses and other liabilities	7,556

Total liabilities	85,939

Net assets	$11,031,524

Net assets consist of:
Paid-in capital	$10,438,234
Undistributed net investment income	9,360
Accumulated net realized loss on investments	(53,663)
Net unrealized appreciation on investments	637,593

$11,031,524

Shares outstanding:	1,042,225

Net asset value, offering price and redemption price per share:	$ 10.58

The accompanying notes are an integral part of the financial statements.

MML Small Company Opportunities Fund – Financial Statements (Continued)

Statement of Operations

Period ended June 30, 2001* (Unaudited)
Investment income: (Note 2)
Dividends	$ 15,158
Interest	14,167

Total investment income	29,325

Expenses: (Note 2)
Investment management fees (Note 3)	18,072
Custody fees	7,103
Audit and legal fees	319
Shareholder reporting fees	134
Directors’ fees (Note 3)	100

Total expenses	25,728
Expenses reimbursed (Note 3)	(5,763)

Net expenses	19,965

Net investment income	9,360

Realized and unrealized gain (loss):
Net realized loss on investment transactions	(53,663)
Net change in unrealized appreciation (depreciation) on investments	637,593

Net realized and unrealized gain	583,930

Net increase in net assets resulting from operations	$593,290

*	For the period from May 1, 2001 (commencement of operations) through June 30, 2001.

The accompanying notes are an integral part of the financial statements.
MML Small Company Opportunities Fund – Financial Statements (Continued)

Statement of Changes in Net Assets

Period ended June 30, 2001* (Unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 9,360
Net realized loss on investment transactions	(53,663)
Net change in unrealized appreciation (depreciation) on investments	637,593

Net increase in net assets resulting from operations	593,290

Net fund share transactions (Note 5):	10,438,234

Total increase in net assets	11,031,524
Net assets:
Beginning of period	-

End of period (including undistributed net investment income of $9,360)	$11,031,524

*  For the period from May 1, 2001 (commencement of operations) through June 30, 2001.

The accompanying notes are an integral part of the financial statements.
MML Small Company Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout the period)

	Period ended 6/30/01† (Unaudited)
Net asset value, beginning of period	$ 10.00

Income (loss) from investment operations:
Net investment income	0.01	***
Net realized and unrealized gain (loss) on investments	0.57

Total income (loss) from investment operations	0.58

Net asset value, end of period	$ 10.58

Total Return@	5.80%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 11,032
Ratio of expenses to average daily net assets:
Before expense waiver	1.49%	*
After expense waiver#	1.16%	*
Net investment income to average daily net assets	0.54%	*
Portfolio turnover rate	19%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from May 1, 2001 (commencement of operations) through June 30, 2001.
@
Total Return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2001 through June 30, 2001.

The accompanying notes are an integral part of the financial statements.
MML Small Cap Growth Equity Fund – Portfolio Manager Report

Note to shareholders:

The MML Small Cap Growth Equity Fund is managed by two sub-advisers: J.P. Morgan Investment Management and Waddell & Reed Asset Management Company.

What are the investment objectives and policies for the MML Small Cap Growth Equity Fund?

The objectives and policies of the Fund are to:
•	achieve long-term capital appreciation
•
invest primarily in a diversified portfolio of equity securities of smaller companies (companies with a market capitalization, at the time of purchase, within the range of market capitalizations of companies in the Lipper, Inc. Small Cap Category)

•	utilize a growth-oriented strategy in making investment decisions
•	utilize fundamental analysis to identify companies which
–are of high investment quality or possess a unique product, market position or operating characteristics
–offer above-average levels of profitability or superior growth potential

How did the Fund perform during the first half of 2001?

For the six months ending June 30, 2001, the Fund’s shares returned -4.26%, trailing the 6.77% return posted by the Russell 2000 Index, an unmanaged index of 2000 small-capitalization common stocks. The Fund also lagged the 0.14% return of the Russell 2000 Growth Index, which tracks the performance of stocks in the Russell 2000 Index sharing characteristics common to the growth universe.

What factors influenced performance during the period?

The slowing economic trend that developed in the second half of 2000 gained momentum in the first half of 2001. Moreover, the slowdown broadened from technology and telecommunications to include virtually all sectors. Widespread earnings disappointments were one consequence of this trend, as were sharply falling share prices in February and March. Growth stocks were especially vulnerable, as investors searched for more stable earnings growth in value stocks. However, small-cap growth stocks generally held up better than larger-capitalization growth shares.

Compared with the Russell 2000 Index, the Fund’s performance suffered during the first quarter primarily because of its overweighting and stock selection in the technology, health care, and services sectors. Investors’ expectations for decelerating capital spending—especially information technology spending—affected most of our software, hardware, and technology-related services holdings. Another factor working against us was investors’ negligible patience for relatively immature companies that had yet to develop positive earnings. In the quest for greater earnings visibility that has characterized recent market action, the stocks of these companies were quickly discarded.

The second quarter provided a bounce in share prices that was prompted by some bargain-hunting and continued lowering of short-term interest rates by the Federal Reserve Board. All together, the Fed cut rates six times during the first half of 2001, bringing the target federal funds rate down from 6.50% to 3.75%. Lower interest rates mean reduced borrowing costs for businesses and consumers, which tend to stimulate spending. Many investors, anticipating that a resurgence of spending might trigger a recovery later this year or early in 2002, responded by buying stocks. Toward the end of the period, however, the positive effects of the Fed’s interventions appeared to be fading, and the market’s upward momentum slowed. Small-cap growth stocks had an excellent month in April and more modest positive returns in May and June, as measured by the Russell 2000 Growth Index.

How did you respond to these developments?

We held true to our growth discipline but increased our focus on companies with greater earnings visibility. One consequence of a hard shakeout such as we are currently experiencing is that there are many young companies with negative cash flow that might not see significant recoveries in their share prices for quite some time, if at all. Many of these companies require substantial financing in order to continue growing, and financing opportunities have dried up considerably from what was available during the bull market. These considerations played a part in our decision to liquidate the Fund’s positions in stocks such as Allscripts, Aclara BioSciences, Cytyc, Icos, Niku, Glenayre Technologies, and Rambus.

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Continued)

Which holdings most affected performance?

Anchor Gaming, a maker of slot machines and other casino equipment, was one of the Fund’s best performers. The company has some proprietary technology that gives it an edge over competitors, and consumers continued to spend freely on gaming activities during the period. O’Reilly Automotive, an auto parts retailer, and Gentex, a maker of electronic components for the automobile market, benefited from their relatively stable earnings growth and strength in the auto industry generally. Another positive contributor was Minimed, a medical device company. Sales of the company’s insulin pump have been strong recently. Another positive influence on the stock was the proposed acquisition of Minimed by Medtronic, a maker of stents, catheters, and other devices to treat chronic heart conditions.

On the down side, several of our advertising holdings suffered from cutbacks in corporate advertising budgets, including Dendrite International, Catalina Marketing, and Ennis Communications. The poor performance of GenTek, a plastics manufacturer, reflected the slowdown in the telecommunications industry, for which GenTek makes cable sheathing. Two Internet security stocks, Internet Security Systems and Netegrity, were victims of the slowdown in spending for information technology.

What is your outlook?

Stock selection should be extremely important in the second half of the year, as we believe that investors will continue to prefer stocks with improving and visible earnings. Year-over-year earnings comparisons should get easier by the first quarter of 2002, which could give many stocks a boost. Additionally, the Fed’s series of reductions in interest rates could begin to stimulate the economy by then. Working against renewed growth in the U.S. is the strength in the dollar, weak economic growth in Europe and Japan, and excess capacity in industries such as telecommunications equipment that could take several years to work through. We certainly do not foresee a return to the unrestrained bullishness of the late 1990s any time soon. However, there should be plenty of opportunities in small-cap growth stocks for those who know where to look. We believe our stockpicking abilities will give us an advantage in such an environment.
Growth of a $10,000 Investment

Hypothetical Investments in MML Small Cap Growth Equity Fund and the Russell 2000 Index

MML Series Investment Fund

Total Return

	Year to Date 1/1/01 - 6/30/01	One Year 7/1/00 - 6/30/01	Since Inception Average Annual 5/3/99 - 6/30/01

MML Small Cap Growth Equity Fund	-4.26%	-21.53%	15.51%

Russell 2000 Index	6.77%	0.49%	9.54%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges. Total return figures would be lower for the periods presented if they reflected these charges.

MML Small Cap Growth Equity Fund – Portfolio of Investments

June 30, 2001 (Unaudited)

	Number of Shares	Market Value

EQUITIES — 89.7%

Advertising — 3.5%
Catalina Marketing Corp.*	28,580	$ 871,976
Getty Images, Inc.*	49,405	1,297,375

		2,169,351

Air Transportation — 0.3%
SkyWest, Inc.	7,065	197,820

Apparel, Textiles & Shoes — 2.0%
Abercrombie & Fitch Co. Cl. A*	4,715	209,817
Coach, Inc.*	2,845	108,252
HOT Topic, Inc.*	4,475	139,172
Pacific Sunwear of California*	7,640	171,365
Quiksilver, Inc.*	5,825	145,625
Skechers U.S.A., Inc. Cl. A*	1,750	51,152
Steven Madden Limited*	7,900	144,333
Talbots, Inc.	1,825	79,844
Vans, Inc.*	8,755	205,742

		1,255,302

Automotive & Parts — 0.3%
Oshkosh Truck Corp.	3,895	172,354

Banking, Savings & Loans — 3.1%
City National Corp.	7,170	317,559
Financial Federal Corp.*	40,310	1,166,974
Heller Financial, Inc.	12,035	481,400

		1,965,933

Beverages — 0.3%
The Robert Mondavi Corp.*	4,340	175,944

Broadcasting, Publishing & Printing — 0.8%
Emmis Communications Corp.*	14,800	455,100
Insight Communications Co., Inc.*	2,500	62,500

		517,600

Building Materials & Construction — 0.7%
Cabot Microelectronics Corp.*	7,400	458,800

	Number of Shares	Market Value

Chemicals — 1.4%
Albemarle Corp.	9,945	$ 230,426
Eden Bioscience Corp.*	2,850	28,471
Georgia Gulf Corp.	1,966	30,473
OM Group, Inc.	6,605	371,531
Potash Corp. Of Saskatchewan	920	52,808
Wellman, Inc.	10,300	184,370

		898,079

Commercial Services — 7.5%
Administaff, Inc.*	2,275	59,150
Affymetrix, Inc.*	21,892	482,719
Diamondcluster International, Inc. Cl. A*	8,710	110,878
Diversa Corp.*	4,325	87,970
Gene Logic, Inc.*	29,100	634,380
ITT Educational Services, Inc.*	35,600	1,602,000
Maximus, Inc.*	19,500	781,755
MemberWorks, Inc.*	18,800	435,032
Neurocrine Biosciences, Inc.*	9,905	396,101
On Assignment, Inc.*	5,375	96,750

		4,686,735

Communications — 4.6%
Advanced Fibre Communications, Inc.*	61,630	1,294,230
Corvis Corp.*	20,140	88,415
Polycom, Inc.*	6,995	161,515
SBA Communications Corp.*	11,620	287,595
Tekelec*	30,300	821,130
Tellium, Inc.*	1,800	32,760
Titan Corp.*	1,800	41,220
Turnstone Systems, Inc.*	21,940	153,580
US Wireless Corp.*	7,175	20,951

		2,901,396

Computer and Data Processing Services — 0.5%
Saba Software, Inc.*	20,960	343,954

Computer Integrated Systems Design — 2.8%
Digital Insight Corp.*	48,700	1,076,270
Eclipsys Corp.*	9,655	271,305
Mercury Computer Systems, Inc.*	1,165	51,376

	Number of Shares	Market Value

Nuance Communications*	4,240	$ 76,405
Optimal Robotics Corp.*	6,680	253,840
SafeNet, Inc.*	5,665	56,650

		1,785,846

Computer Programming Services — 0.4%
Certicom Corp.*	12,545	34,122
MetaSolv, Inc.*	7,625	60,466
Netegrity, Inc.*	5,815	174,450

		269,038

Computer Related Services — 3.0%
Acxiom Corp.*	54,400	712,096
Checkfree Corp.*	19,100	669,837
Corillian Corp.*	14,815	59,260
Espeed, Inc. Cl. A*	18,871	415,162

		1,856,355

Computers & Information — 0.1%
Cirrus Logic, Inc.*	1,660	38,230

Data Processing and Preparation — 1.4%
Factset Research Systems, Inc.	15,000	535,500
Probusiness Services, Inc.*	12,000	318,600

		854,100

Electric Utilities — 0.7%
Orion Power Holdings, Inc.*	19,500	464,295

Electrical Equipment & Electronics — 11.4%
Active Power, Inc.*	9,570	159,628
Anaren Microwave, Inc.*	13,895	277,900
August Technology Corp.*	12,635	180,428
AXT, Inc.*	5,580	148,986
Capstone Turbine Corp.*	8,615	193,751
Credence Systems Corp.*	14,400	349,056
Cree, Inc.*	23,800	622,251
Cymer, Inc.*	2,550	64,489
DDi Corp.*	7,180	143,600
Dupont Photomasks, Inc.*	875	42,219
Exar Corp.*	11,290	223,090
Garmin Limited*	6,650	151,952

(Continued)

The accompanying notes are an integral part of the financial statements.
MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Genesis Microchip, Inc.*	2,200	$ 79,530
Gentex Corp.*	44,090	1,228,788
HI/FN, Inc.*	10,025	151,678
Integrated Circuit Systems, Inc.*	9,365	179,808
Lattice Semiconductor Corp.*	5,540	135,176
MKS Instruments, Inc.*	2,410	69,408
Monolithic System Technology, Inc.*	1,900	20,995
Multilink Technology Corp.*	1,550	22,165
Oplink Communications, Inc.*	3,724	13,965
Photronics, Inc.*	2,800	71,848
Power-One, Inc.*	7,699	128,111
Semtech Corp.*	3,235	97,050
Silicon Image, Inc.*	24,905	124,525
Stratos Lightwave, Inc.*	7,450	96,850
Therma-Wave, Inc.*	1,420	27,079
Transwitch Corp.*	4,150	44,612
Triquint Semiconductor, Inc.*	36,300	816,750
Veeco Instruments, Inc.*	1,770	70,357
Visx, Inc.*	64,500	1,248,075

		7,184,120

Energy — 5.3%
Core Laboratories NV*	22,365	419,344
Global Industries Limited*	72,075	898,775
National-Oilwell, Inc.*	2,800	75,040
Newfield Exploration Co.*	23,800	763,028
Peabody Energy Corp.*	16,200	530,550
Spinnaker Exploration Co.*	10,650	424,509
Torch Offshore, Inc.*	1,950	19,402
Westport Resources Corp.*	8,220	172,620
W-H Energy Services, Inc.*	2,250	42,750

		3,346,018

Entertainment & Leisure — 1.3%
American Classic Voyages Co.*	13,785	48,247
Anchor Gaming*	5,810	375,442
JAKKS Pacific, Inc.*	3,725	69,657
Meade Instruments Corp.*	11,185	75,275

	Number of Shares	Market Value

ResortQuest International, Inc.*	4,700	$ 54,050
Six Flags, Inc.*	2,925	61,542
WMS Industries, Inc.*	4,015	129,163

		813,376

Financial Services — 2.1%
Allied Capital Corp.	17,725	410,334
Ameritrade Holding Corp. Cl. A*	35,905	285,804
Instinet Group, Inc.*	3,950	73,628
Medallion Financial Corp.	36,600	375,150
Southwest Securities Group	7,823	161,936

		1,306,852

Foods — 2.3%
American Italian Pasta Co. Cl. A*	30,800	1,429,120

Forest Products & Paper — 0.1%
School Specialty, Inc.*	2,450	63,332

Healthcare — 2.3%
Accredo Health, Inc.*	3,602	133,958
Apria Healthcare Group, Inc.*	25,000	721,250
Hooper Holmes, Inc.	20,465	209,766
Lifepoint Hospitals, Inc.*	5,674	251,245
RehabCare Group, Inc.*	1,050	50,610
Unilab Corp.*	2,450	61,740

		1,428,569

Industrial – Diversified — 0.2%
GenTek, Inc.	20,505	108,677

Industrial Materials — 0.5%
Symyx Technologies, Inc.*	10,680	280,777

Information Retrieval Services — 0.2%
Agile Software Corp.*	6,100	103,700

Insurance — 0.3%
W.R. Berkley Corp.	2,075	85,947
HCC Insurance Holdings, Inc.	2,120	51,940
Odyssey Re Holdings Corp.*	2,525	45,627

		183,514

	Number of Shares	Market Value

Internet Software — 1.1%
MatrixOne, Inc.*	5,775	$ 133,922
SmartForce PLC*†	14,985	527,922

		661,844

Machinery & Components — 2.0%
Asyst Technologies, Inc.*	3,460	46,710
Axcelis Technologies, Inc.*	3,065	45,362
Flowserve Corp.*	1,965	60,424
FMC Technologies, Inc.*	5,550	114,608
Lam Research Corp.*	26,400	782,760
PRI Automation, Inc.*	2,850	52,796
Roper Industries, Inc.	1,900	79,325
Surebeam Corp. Cl. A*	3,460	59,235

		1,241,220

Manufacturing — 1.4%
AptarGroup, Inc.	16,800	544,824
Dal-Tile International, Inc.*	4,450	82,548
Millipore Corp.	4,505	279,220

		906,592

Medical Supplies — 2.1%
Bruker Daltonics, Inc.*	3,825	57,643
Coherent, Inc.*	300	10,851
Cyberonics, Inc.*	8,265	139,679
LTX Corp.*	3,895	99,556
Minimed, Inc.*	7,860	377,280
Packard BioScience Co.*	35,300	292,990
Physiometrix, Inc.*	5,665	16,995
STAAR Surgical Co.*	7,720	37,288
Urologix, Inc.*	17,200	314,932

		1,347,214

Metals & Mining — 0.1%
Gulf Island Fabrication, Inc.*	4,305	61,992

Pharmaceuticals — 7.1%
Abgenix, Inc.*	12,665	569,925
Adolor Corp.*	2,350	50,760
Albany Molecular Research, Inc.*	1,625	61,766
Amylin Pharmaceuticals, Inc.*	2,125	23,906
Aviron*	490	27,930
Charles River Laboratories International, Inc.*	15,530	539,668
COR Therapeutics, Inc.*	6,955	212,128

(Continued)

The accompanying notes are an integral part of the financial statements.
MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Curagen Corp.*	2,505	$ 91,182
Durect Corp.*	1,365	19,110
Enzon, Inc.*	5,700	356,250
Gilead Sciences, Inc.*	2,365	137,619
Immunogen, Inc.*	3,025	60,500
Inhale Therapeutic Systems, Inc.*	2,753	63,319
Invitrogen Corp.*	2,755	153,288
Isis Pharmaceuticals, Inc.*	7,940	98,377
La Jolla Pharmaceutical Co.*	6,025	61,756
Ligand Pharmaceuticals, Inc. Cl. B*	28,485	321,881
Maxygen, Inc.*	3,355	65,087
Medarex, Inc.*	4,040	94,940
Molecular Devices Corp.*	1,765	35,388
Omnicare, Inc.	13,730	277,346
OSI Pharmaceuticals, Inc.*	1,770	93,084
Pharmacyclics, Inc.*	21,000	711,900
Pozen, Inc.*	2,670	40,050
Praecis Pharmaceuticals, Inc.*	3,825	62,883
Priority Healthcare Corp. Cl. B*	4,245	120,049
Transgenomic, Inc.*	5,340	101,460
Xoma Limited*	2,100	35,826

		4,487,378

Photography Equipment/Supplies — 0.1%
Concord Camera Corp.*	7,375	43,513

Prepackaged Software — 7.3%
Activision, Inc.*	650	25,513
Apropos Technology, Inc.*	8,355	20,971
Borland Software Corp.*	3,600	56,160
Cerner Corp.*	11,700	491,400
Citrix Systems, Inc.*	14,900	520,010
Dendrite International, Inc.*	42,200	316,500
HNC Software*	3,050	59,475
Internet Security Systems, Inc.*	7,985	387,752
Interwoven, Inc.*	4,500	76,050
OTG Software, Inc.*	31,800	222,600
Peregrine Systems, Inc.*	6,395	185,455
Precise Software Solutions Limited*	13,100	402,170

	Number of Shares	Market Value

Retek, Inc.*	8,405	$ 402,936
SonicWALL, Inc.*	800	20,168
SynQuest, Inc.*	3,131	10,959
Take-Two Interactive Software*	20,700	383,985
Transaction Systems Architects Cl. A*	52,000	806,000
Tumbleweed Communications Corp.*	18,520	70,191
Witness Systems, Inc.*	14,450	158,806

		4,617,101

Real Estate — 0.1%
Innkeepers USA Trust	4,492	53,814

Restaurants — 0.4%
AFC Enterprises, Inc.*	7,670	146,881
California Pizza Kitchen, Inc.*	2,425	56,381
Jack in the Box, Inc.*	2,025	52,853

		256,115

Retail — 4.3%
Borders Group, Inc.*	14,900	333,760
Cost Plus, Inc.*	9,335	280,050
Duane Reade, Inc.*	3,395	110,338
Linens ’n Things, Inc.*	2,375	64,885
MSC Industrial Direct Co. Cl. A*	53,500	930,900
O’Reilly Automotive, Inc.*	22,500	645,750
Williams-Sonoma, Inc.*	8,285	321,624

		2,687,307

Retail – Internet — 0.0%
Priceline.com, Inc.*	2,290	20,725

Telephone Utilities — 3.6%
Boston Communications Group*	10,930	157,392
iBasis, Inc.*	12,125	60,625
Illuminet Holdings, Inc.*	30,400	956,080
ITXC Corp.*	7,490	52,430
Redback Networks, Inc.*	4,600	41,032
Western Wireless Corp. Cl. A*	22,500	967,500

		2,235,059

	Number of Shares	Market Value

Transportation — 0.7%
Forward Air Corp.*	1,425	$ 42,679
Kansas City Southern Industries, Inc.*	26,600	420,280

		462,959

TOTAL EQUITIES
(Cost $56,842,193)		56,342,020

		Principal Amount

SHORT-TERM INVESTMENTS — 29.7%
Cash Equivalents — 20.5%
AT&T**
3.980%	07/19/2001	$ 611,900	611,900
Banc One Bank Note**
4.060%	07/02/2001	229,462	229,462
First Union II**
4.000%	03/12/2002	764,875	764,875
Fleet National Bank Note**
4.210%	10/31/2001	3,260,078	3,260,078
GMAC Bank Note**
4.110%	03/08/2002	382,437	382,437
Goldman Sachs Bank Note**
3.840%	03/21/2002	382,437	382,437
Merrill Lynch Bank Note**
3.940%	04/05/2002	535,412	535,412
Merrimac Money Market Fund**
4.120%	07/02/2001	3,335,194	3,335,194
Morgan Stanley Dean Witter & Co.**
3.960%	07/16/2001	229,462	229,462
Morgan Stanley Dean Witter & Co.**
3.980%	09/14/2001	458,925	458,925
Provident Institutional Money Market Fund**
4.000%	07/02/2001	1,529,750	1,529,750
Royal Bank of Canada Eurodollar Time Deposit**
4.000%	07/02/2001	1,147,313	1,147,313

			12,867,245

(Continued)

The accompanying notes are an integral part of the financial statements.
MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value

Repurchase Agreement — 9.2%
Investors Bank & Trust Company Repurchase Agreement, dated 06/29/01, 3.08%, due 07/02/2001(a)	$5,809,789	$ 5,809,789

TOTAL SHORT-TERM INVESTMENTS
(At Amortized Cost)		18,677,034

TOTAL INVESTMENTS — 119.4%
(Cost $75,519,227)***		$ 75,019,054

Other Assets/ (Liabilities) — (19.4%)		(12,163,281)

NET ASSETS — 100.0%		$ 62,855,773

Notes to Portfolio of Investments

*	Non-income producing security.

**	Represents investment of security lending collateral. (Note 2).

***	Aggregate cost for Federal tax purposes (Note 7).

†	American Depository Receipt

(a)
Maturity value of $5,811,280. Collateralized by U.S. Government Agency obligation with a rate of 7.446%, maturity date of 05/01/2030, and aggregate market value, including accrued interest, of $6,100,518.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Financial Statements

Statement of Assets and Liabilities

June 30, 2001 (Unaudited)
Assets:
Investments, at value (cost $56,842,193) (Note 2)	$56,342,020
Short-term investments, at amortized cost (Note 2)	18,677,034

Total Investments	75,019,054
Cash	680,683
Receivables from:
Investments sold	218,618
Interest and dividends	26,425

Total assets	75,944,780

Liabilities:
Payables for:
Investments purchased	127,021
Securities on loan (Note 2)	12,867,245
Directors’ fees and expenses (Note 3)	2,547
Affiliates (Note 3):
Investment management fees	55,056
Accrued expenses and other liabilities	37,138

Total liabilities	13,089,007

Net assets	$62,855,773

Net assets consist of:
Paid-in capital	$70,099,121
Undistributed net investment loss	(93,452)
Accumulated net realized loss on investments	(6,649,723)
Net unrealized depreciation on investments	(500,173)

62,855,773

Shares outstanding:	$ 5,382,099

Net asset value, offering price and redemption price per share:	$ 11.68

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Financial Statements (Continued)

Statement of Operations

Six months ended June 30, 2001 (Unaudited)
Investment income (Note 2):
Dividends (net of withholding tax of $30)	$ 44,590
Interest (including securities lending income of $16,130)	247,994

Total investment income	292,584

Expenses (Note 2):
Investment management fees (Note 3)	353,090
Custody fees	25,066
Audit and legal fees	3,483
Shareholder reporting fees	1,289
Directors’ fees (Note 3)	925

Total expenses	383,853

Net investment loss	(91,269)

Realized and unrealized gain (loss):
Net realized loss on investment transactions	(6,496,676)
Net change in unrealized appreciation (depreciation) on investments	3,582,435

Net realized and unrealized loss	(2,914,241)

Net decrease in net assets resulting from operations	$(3,005,510)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Six months ended June 30, 2001 (Unaudited)	Year ended December 31, 2000
Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$ (91,269)	$ (28,308)
Net realized gain (loss) on investment transactions	(6,496,676)	6,213,175
Net change in unrealized appreciation (depreciation) on investments	3,582,435	(18,224,425)

Net decrease in net assets resulting from operations	(3,005,510)	(12,039,558)

Distributions to shareholders (Note 2):
From net realized gains:	-	(9,311,303)

Net fund share transactions (Note 5):	(4,518,564)	43,854,076

Total increase (decrease) in net assets	(7,524,074)	22,503,215

Net assets:
Beginning of period	70,379,847	47,876,632

End of period (including undistributed net investment loss of $93,452 and $2,183, respectively)	$62,855,773	$70,379,847

The accompanying notes are an integral part of the financial statements.
MML Small Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Six months ended 6/30/01 (Unaudited)		Year ended 12/31/00		Period ended 12/31/99†
Net asset value, beginning of period	$ 12.20		$ 16.15		$ 10.00

Income (loss) from investment operations:
Net investment loss	(0.02	)***	(0.01	)***	(0.01)
Net realized and unrealized gain (loss) on investments	(0.50)		(2.09)		6.58

Total income (loss) from investment operations	(0.52)		(2.10)		6.57

Less distributions to shareholders:
From net realized gains	-		(1.85)		(0.42)

Net asset value, end of period	$ 11.68		$ 12.20		$ 16.15

Total Return@	(4.26)%	**	(13.87)%		65.68%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$62,856		$70,380		$47,877
Ratio of expenses to average daily net assets:
Before expense waiver	1.17%	*	1.25%		0.96%	**
After expense waiver#	1.17%	*	1.18%		0.79%	**
Net investment loss to average daily net assets	(0.28)%	*	(0.04)%		(0.07)%	**
Portfolio turnover rate	44%	**	95%		75%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
@
Total Return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

#
Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 3, 1999 through December 31, 1999, the year ended December 31, 2000 and the period ended June 30, 2001.

The accompanying notes are an integral part of the financial statements.

MML Emerging Growth Fund – Portfolio Manager Report

What are the investment objectives and policies for the MML Emerging Growth Fund?

The objectives and policies of the Fund are to:
•	achieve capital appreciation
•	invest primarily in a diversified portfolio of equity securities of smaller, emerging growth companies
•	utilize a growth-oriented strategy in making investment decisions
•	utilize fundamental analysis to identify companies which
–are of high investment quality or possess a unique product, market position or operating characteristics
–offer above-average levels of profitability or superior growth potential

How did the Fund perform during the first half of 2001?

It was a difficult period for emerging growth stocks, although the investment climate improved considerably in the second quarter. For the six months ending June 30, 2001, the Fund’s shares returned -7.21% compared with 6.77% for the Russell 2000 Index, an unmanaged index of 2000 medium- and small-capitalization common stocks. Over the same period, the Russell 2000 Growth Index, which tracks the performance of stocks in the Russell 2000 Index sharing characteristics common to the growth universe, returned 0.14%.

What factors influenced the Fund’s performance?

In the first quarter, a weakening economy and rapidly decelerating earnings growth caused steep declines in growth stocks across the board. Aggressive lowering of short-term interest rates by the Federal Reserve Board helped in January, but in February and March share prices in the growth sector fell relentlessly. Although we had been reducing the Fund’s technology exposure since early 2000, our strategy still calls for us to invest broadly in emerging growth opportunities. Consequently, the Fund still had an overweighting in technology, which was a contributing factor in its underperforming the Russell 2000 Index during the quarter. Quality software holdings such as BEA Systems, Agile Software, and E.piphany all had declines in share price of greater than 30%, while wireless holdings Anaren Microwave and Powerwave Technologies experienced a similar fate. Even less speculative segments of the market, such as health care services and medical devices, were swamped by the selling.

In the second quarter, growth stocks found their footing, in part due to bargain-hunting and continued easing by the Fed. Some investors began to anticipate that lower interest rates might trigger a recovery later this year or early in 2002. Small-cap stocks outperformed other sectors, as they did during 2000. We went into the quarter with a broadly diversified portfolio that reflected the uncertain market environment. In a reversal of the prior three months, however, technology and health care both posted double-digit gains in the second quarter, with April taking honors as the strongest month of the quarter. Software names such as Agile Software, Quest Software, and Retek contributed positively to performance. Two companies involved in wireless voice and data transmission, Stanford Microdevices and Intersil Holding Corporation, also enjoyed vigorous rebounds in their share prices after falling victim to the intense selling pressure of the first quarter.

What about sectors other than technology?

In the healthcare sector, where we had a market weighting of approximately 24% of the portfolio, hospital management companies performed well. One example was Province Healthcare, which owns or leases 14 hospitals and manages 38 hospitals. By focusing on rural markets, Province manages to operate the dominant or sole hospital in most of its markets. The company’s successful formula includes reducing patient out-migration, adding physicians and services, and containing costs. The result has been rising profit margins and strong earnings growth. The Fund also benefited from strong performance from Sunrise Assisted Living, a leading provider of assisted living services to the senior population.

Versus the benchmark, performance was especially aided by our holdings in the broad consumer sector. Included in this sector are a number of companies that continue to integrate the Internet as a key component in their business models. Expedia, a leading Internet-based travel services firm, is one example. The stock surged when the company announced a first-quarter profit of eight cents a share instead of an expected loss of seven cents per share. GoTo.com, an Internet advertising company with a much lower cost structure than competitors such as DoubleClick and Yahoo!, also benefited from strong revenue and earnings growth.

MML Emerging Growth Fund – Portfolio Manager Report (Continued)

On the other hand, the energy and financial services sectors performed poorly in the second quarter. Energy stocks were hurt by falling prices for crude oil and natural gas. Independent power producers such as NRG Energy, which had been bid up by talk of energy shortages, fell sharply. Long-time financial holding Knight Trading, a leading electronic market maker, saw its share price fall as profits declined due to lower trading activity.

What is your outlook?

We are encouraged by the prospects for our stock universe. While earnings estimates in the emerging growth sector have sustained significant cuts, we still expect average earnings growth of more than 50% on stocks that are trading at approximately 37 times 2002 earnings. Historically, this is a very favorable backdrop for emerging growth investing. Moreover, we are starting to see investors return to emerging growth stocks after avoiding them in favor of more defensive investments. Whether this trend continues will depend largely on how the economy responds in the second half of the year to the Fed’s stimulative monetary policy. For our part, we will continue our efforts to uncover the companies that are positioned to lead the next wave of emerging growth opportunities.
Growth of a $10,000 Investment

Hypothetical Investments in MML Emerging Growth Fund and the Russell 2000 Index

MML Series Investment Fund
Total Return
	Year to Date 1/1/01 - 6/30/01	One Year 7/1/00 - 6/30/01	Since Inception Average Annual 5/1/00 - 6/30/01

MML Emerging Growth Fund	-7.21%	-37.60%	-27.90%

Russell 2000 Index	6.77%	0.49%	2.46%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges. Total return figures would be lower for the periods presented if they reflected these charges.

MML Emerging Growth Fund – Portfolio of Investments

June 30, 2001 (Unaudited)

	Number of Shares	Market Value

EQUITIES — 92.8%
Advertising — 2.4%
Lamar Advertising Co.*	4,400	$ 193,600
Ventiv Health, Inc.*	4,300	88,752

		282,352

Apparel, Textiles & Shoes — 2.6%
The Buckle, Inc.*	3,300	62,370
Factory 2-U Stores, Inc.*	3,400	99,790
Too, Inc.*	5,600	153,440

		315,600

Banking, Savings & Loans — 1.3%
Financial Federal Corp.*	5,300	153,435

Broadcasting, Publishing & Printing — 5.0%
Cox Radio, Inc. Cl. A*	8,600	239,510
Entercom Communications Corp.*	3,500	187,635
Hispanic Broadcasting Corp.*	4,700	134,843
Spanish Broadcasting System, Inc. Cl. A*	4,500	36,945

		598,933

Chemicals — 1.8%
SurModics, Inc.*	3,700	217,560

Commercial Services — 4.7%
GoTo.com, Inc.*	11,800	229,510
MemberWorks, Inc.*	6,800	157,352
Pharmaceutical Product Development, Inc.*	1,200	36,612
Professional Detailing, Inc.*	1,400	128,800
Resources Connection, Inc.*	350	9,044
Watson Wyatt & Co. Holdings*	250	5,845

		567,163

Communications — 8.0%
Allegiance Telecom, Inc.*	3,400	50,966
American Tower Corp. Cl. A*	7,100	146,757
DMC Stratex Networks, Inc.*	14,300	143,000
Leap Wireless International, Inc.*	2,100	63,630
Metawave Communications Corp.*	13,200	68,508

	Number of Shares	Market Value

Metro One Telecommunications, Inc.*	4,900	$ 317,863
Powerwave Technologies, Inc.*	6,100	88,450
Research In Motion Limited*	1,700	54,825
SpectraLink Corp.*	1,600	20,816
XO Communications, Inc. Cl. A*	4,339	8,331

		963,146

Computer and Data Processing Services — 0.4%
Hall Kinion & Associates, Inc.*	5,500	44,330

Computer Integrated Systems Design — 2.2%
National Instruments Corp.*	2,500	81,125
Websense, Inc.*	9,200	184,000

		265,125

Computer Programming Services — 1.8%
Intranet Solutions, Inc.*	1,600	60,880
Netegrity, Inc.*	1,200	36,000
Numerical Technologies, Inc.*	2,600	54,600
Simplex Solutions, Inc.*	2,900	65,888

		217,368

Computer Related Services — 1.9%
CNET Networks, Inc.*	5,500	71,500
EarthLink, Inc.*	3,000	42,300
Espeed, Inc. Cl. A*	5,300	116,600

		230,400

Computers & Information — 0.7%
Cirrus Logic, Inc.*	2,600	59,878
M-Systems Flash Disk Pioneers Limited*	3,700	26,270

		86,148

Data Processing and Preparation — 2.6%
Alliance Data Systems Corp.*	250	3,750
Homestore.com, Inc.*	4,500	157,320
InterCept Group, Inc.*	4,100	155,800

		316,870

	Number of Shares	Market Value

Electrical Equipment & Electronics — 10.5%
AstroPower, Inc.*	1,500	$ 78,210
Capstone Turbine Corp.*	1,600	35,984
ChipPAC, Inc.*	7,400	77,256
Exar Corp.*	3,700	73,112
Garmin Limited*	1,400	31,990
Intersil Corp. Cl. A*	5,200	189,280
Ixia*	2,500	47,500
Microsemi Corp.*	1,600	113,600
Microtune, Inc.*	1,500	33,000
Multilink Technology Corp.*	550	7,865
O2Micro International Limited*	3,500	38,500
Oak Technology, Inc.*	3,800	40,242
Photon Dynamics, Inc.*	2,400	64,800
PLX Technology, Inc.*	6,850	58,156
Power Integrations, Inc.*	6,700	104,520
Silicon Laboratories, Inc.*	1,900	41,990
SIPEX Corp.*	2,000	30,180
Stanford Microdevices, Inc.*	2,100	35,490
Verisity Limited*	3,000	48,000
Virage Logic Corp.*	3,300	51,117
Virata Corp.*	5,150	61,027

		1,261,819

Energy — 0.2%
Grey Wolf, Inc.*	4,400	17,600
Key Productions Co., Inc.*	300	4,995

		22,595

Entertainment & Leisure — 4.2%
Direct Focus, Inc.*	1,900	90,250
Macrovision Corp.*	6,100	417,850

		508,100

Financial Services — 4.0%
Instinet Group, Inc.*	200	3,728
Investment Technology Group, Inc.*	2,600	130,754
Knight Trading Group, Inc.*	2,100	22,449
NextCard, Inc.*	10,200	112,710
Waddell & Reed Financial, Inc. Cl. A	6,500	206,375

		476,016

Forest Products & Paper — 1.2%
School Specialty, Inc.*	5,600	144,760

(Continued)

The accompanying notes are an integral part of the financial statements.
MML Emerging Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Healthcare — 7.4%
Accredo Health, Inc.*	1,600	$ 59,504
Covance, Inc.*	1,400	31,710
Health Management Associates Cl. A*	1,350	28,404
Lifepoint Hospitals, Inc.*	1,500	66,420
Province Healthcare Co.*	1,850	65,286
RehabCare Group, Inc.*	1,800	86,760
Specialty Laboratories, Inc.*	50	1,892
Sunrise Assisted Living, Inc.*	13,850	363,563
Syncor International Corp.*	2,400	74,400
Unilab Corp.*	50	1,260
United Surgical Partners International, Inc.*	200	4,800
UroCor, Inc.*	6,700	104,855

		888,854

Industrial – Diversified — 0.1%
McDermott International, Inc.*	700	8,155

Information Retrieval Services — 1.0%
Agile Software Corp.*	5,800	98,600
Multex.com, Inc.*	1,500	24,375

		122,975

Insurance — 0.0%
Odyssey Re Holdings Corp.*	150	2,711

Internet Software — 1.6%
I-many, Inc.*	5,800	78,300
Vignette Corp.*	13,300	117,971

		196,271

Lodging — 2.0%
Four Seasons Hotels, Inc.	4,400	243,540

Machinery & Components — 0.0%
Global Power Equipment Group, Inc.*	50	1,465

Medical Supplies — 8.5%
Biosite Diagnostics, Inc.*	1,300	58,240
Cytyc Corp.*	10,900	251,245
FEI Co.*	1,550	63,550
Invacare Corp.	2,100	81,123
LTX Corp.*	2,100	53,676
Oakley, Inc.*	12,600	233,100
Resmed, Inc.*	1,800	90,990
Respironics, Inc.*	5,300	157,728
Vascular Solutions, Inc.*	4,050	33,494

		1,023,146

	Number of Shares	Market Value

Pharmaceuticals — 6.3%
Abgenix, Inc.*	2,300	$ 103,500
Albany Molecular Research, Inc.*	1,300	49,413
Andrx Group*	900	69,300
Charles River Laboratories International, Inc.*	1,600	55,600
COR Therapeutics, Inc.*	2,100	64,050
Dr. Reddy’s Laboratories Limited*†	3,700	68,635
Inhale Therapeutic Systems, Inc.*	2,100	48,300
Medarex, Inc.*	5,800	136,300
Molecular Devices Corp.*	1,200	24,060
Protein Design Labs, Inc.*	1,300	112,788
Regeneration Technologies, Inc.*	2,200	19,360

		751,306

Prepackaged Software — 5.8%
Actuate Software Corp.*	8,500	81,175
Citrix Systems, Inc.*	800	27,920
Embarcadero Technologies, Inc.*	3,400	75,854
Interactive Intelligence, Inc.*	2,400	26,400
Interwoven, Inc.*	3,600	60,840
Precise Software Solutions Limited*	2,400	73,680
Quest Software, Inc.*	5,100	192,525
Retek, Inc.*	3,200	153,408

		691,802

Retail — 0.9%
99 Cents Only Stores*	3,450	103,328
Galyans Trading Co., Inc.*	50	1,020

		104,348

Retail – Internet — 1.4%
Expedia, Inc. Cl. A*	3,500	163,100

Telephone Utilities — 1.7%
Triton PCS Holdings, Inc. Cl. A*	3,050	125,050
West Corp.*	3,600	79,236

		204,286

Transportation — 0.6%
Navigant International, Inc.*	5,200	72,800

TOTAL EQUITIES
(Cost $10,929,841)	11,146,479

	Principal Amount	Market Value

SHORT-TERM INVESTMENTS — 7.7%
Repurchase Agreement
Investors Bank & Trust Company Repurchase Agreement, dated 06/29/2001, 3.08%, due 07/02/2001 (a)	$ 922,754	$ 922,754

TOTAL SHORT-TERM INVESTMENTS
(At Amortized Cost)		922,754

TOTAL INVESTMENTS — 100.5%
(Cost $11,852,595)**		12,069,233

Other Assets/ (Liabilities) — (0.5%)		(54,222)

NET ASSETS — 100.0%		$ 12,015,011

Notes to Portfolio of Investments

*	Non-income producing security.

**	Aggregate cost for Federal tax purposes. (Note 7).

†	American Depository Receipt.

(a)	Maturity value of $922,991. Collateralized by U.S. Government Agency obligation with a rate of 7.521%, maturity date of 03/01/2024, and aggregate market value, including accrued interest, of $968,934.

The accompanying notes are an integral part of the financial statements.

MML Emerging Growth Fund – Financial Statements

Statement of Assets and Liabilities

June 30, 2001 (Unaudited)
Assets:
Investments, at value (cost $10,929,841) (Note 2)	$11,146,479
Short-term investments, at amortized cost (Note 2)	922,754

Total Investments	12,069,233
Cash	168,664
Receivables from:
Investments sold	119,204
Interest and dividends	255
Foreign taxes withheld	16

Total assets	12,357,372

Liabilities:
Payables for:
Investments purchased	316,470
Directors’ fees and expenses (Note 3)	1,570
Affiliates (Note 3):
Investment management fees	9,427
Due to investment adviser (Note 3)	152
Accrued expenses and other liabilities	14,742

Total liabilities	342,361

Net assets	$12,015,011

Net assets consist of:
Paid-in capital	$16,279,996
Undistributed net investment loss	(40,596)
Accumulated net realized loss	(4,441,027)
Net unrealized appreciation on investments	216,638

$12,015,011

Shares outstanding:	1,760,758

Net asset value, offering price and redemption price per share:	$ 6.82

The accompanying notes are an integral part of the financial statements.

MML Emerging Growth Fund – Financial Statements (Continued)

Statement of Operations

Six months ended June 30, 2001 (Unaudited)
Investment income (Note 2):
Dividends (net of withholding tax of $23)	$ 2,557
Interest	18,998

Total investment income	21,555

Expenses (Note 2):
Investment management fees (Note 3)	54,911
Custody fees	15,698
Audit and legal fees	911
Shareholder reporting fees	200
Directors’ fees (Note 3)	144

Total expenses	71,864
Expenses reimbursed (Note 3)	(11,200)

Net expenses	60,664

Net investment loss	(39,109)

Realized and unrealized gain (loss):
Net realized loss on investment transactions	(2,797,729)
Net change in unrealized appreciation (depreciation) on investments	2,135,850

Net realized and unrealized loss	(661,879)

Net decrease in net assets resulting from operations	$ (700,988)

The accompanying notes are an integral part of the financial statements.

MML Emerging Growth Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Six months ended June 30, 2001 (Unaudited)	Period ended December 31, 2000*
Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$ (39,109)	$ (46,951)
Net realized loss on investment transactions	(2,797,729)	(1,643,298)
Net change in unrealized appreciation (depreciation) on investments	2,135,850	(1,919,212)

Net decrease in net assets resulting from operations	(700,988)	(3,609,461)

Net fund share transactions (Note 5):	1,621,095	14,704,365

Total increase in net assets	920,107	11,094,904
Net assets:
Beginning of period	11,094,904	-

End of period (including undistributed net investment loss of $40,596 and $1,487, respectively)	$12,015,011	$11,094,904

* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

The accompanying notes are an integral part of the financial statements.
MML Emerging Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Six months ended 6/30/01 (Unaudited)		Period ended 12/31/00†
Net asset value, beginning of period	$ 7.34		$ 10.00

Income (loss) from investment operations:
Net investment loss	(0.02	)***	(0.04	)***
Net realized and unrealized gain (loss) on investments	(0.50)		(2.62)

Total income (loss) from investment operations	(0.52)		(2.66)

Net asset value, end of period	$ 6.82		$ 7.34

Total Return@	(7.21)%	**	(26.50)%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$12,015		$11,095
Ratio of expenses to average daily net assets:
Before expense waiver	1.37%	*	1.56%	*
After expense waiver#	1.16%	*	1.16%	*
Net investment loss to average daily net assets	(0.75)%	*	(0.63)%	*
Portfolio turnover rate	55%	**	119%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
@
Total Return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000 and the period ended June 30, 2001.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. The Fund
MML Series Investment Fund (“MML Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, registered open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993, as amended. The following are nine series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”): MML Large Cap Value Fund (“Large Cap Value Fund”), MML Equity Index Fund (“Equity Index Fund”), MML Enhanced Index Core Equity Fund (“Enhanced Index Core Equity Fund”), MML Growth Equity Fund (“Growth Equity Fund”), MML OTC 100 Fund (“OTC 100 Fund”), MML Small Cap Value Equity Fund (“Small Cap Value Equity Fund”), MML Small Company Opportunities Fund (“Small Company Opportunities Fund”), MML Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”) and MML Emerging Growth Fund (“Emerging Growth Fund”).

The MML Trust was established by Massachusetts Mutual Life Insurance Company (“MassMutual”) for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of MML Trust are not offered to the general public.

Enhanced Index Core Equity Fund and Small Company Opportunities Fund commenced operations on May 1, 2001.

The Equity Index Fund offers three classes of shares: Class I, Class II and Class III. Each share class invests in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees borne by the classes. Because each class will have different fees and expenses, performance and share prices among the classes will vary. The classes of shares are offered to different types of investors, as outlined in the Fund’s Prospectus.

2. Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation
Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Money market obligations with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. All other securities and other assets, including debt securities for which the prices supplied by a pricing agent are deemed by MassMutual not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees.

Notes to Financial Statements (Continued)

Securities Lending
Each Fund may lend its securities to qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At June 30, 2001, the Funds loaned securities having the following market values, collateralized by cash, which were invested in short-term instruments in the following amounts:

	Securities on loan	Collateral
Equity Index Fund	$ 9,199,672	$ 9,533,966

Growth Equity Fund	5,935,001	6,111,528

Small Cap Value Equity Fund	1,694,904	1,767,500

Small Cap Growth Equity Fund	12,261,647	12,867,245

Repurchase Agreements
The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

Accounting for Investments
Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on investments, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Federal Income Tax
It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gain to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no Federal income tax provision is required.

Dividends and Distributions to Shareholders
Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.
Notes to Financial Statements (Continued)

Foreign Currency Translation
The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities.

Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

Forward Foreign Currency Contracts
Each Fund may enter into forward foreign currency contracts in order to convert foreign denominated securities or obligations to U.S. dollar denominated investments. The Growth Equity Fund may engage in such transactions to manage the value of portfolio holdings against future movements in certain foreign currency exchange rates. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered. At June 30, 2001, the Funds had no open forward foreign currency contracts.

Forward Commitments
Each Fund may purchase or sell securities on a “when issued” or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Delivery and payment for securities purchased on a forward commitment basis can take place a month or more after the date of the transaction. The Funds instruct the custodian to segregate assets in a separate account with a current market value at least equal to the amount of its forward purchase commitments. The price of the underlying security and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the forward commitment is determined by management using a commonly accepted pricing model and fluctuates based upon changes in the value of the underlying security and market repurchase rates. Such rates equate the counterparty’s cost to purchase and finance the underlying security to the earnings received on the security and forward delivery proceeds. The Funds record on a daily basis the unrealized appreciation/depreciation based upon changes in the value of the forward commitment. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Funds could also be exposed to loss if they cannot close out their forward commitments because of an illiquid secondary market, or the inability of counterparties to perform. The Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized. At June 30, 2001, the Funds had no open forward commitments.

Notes to Financial Statements (Continued)

Financial Futures Contracts
The Funds may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A summary of open futures contracts for the Equity Index Fund and the OTC 100 Fund at June 30, 2001, is as follows:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation/ (Depreciation)
Equity Index Fund
BUYS
6	S&P 500 Index	09/15/01	$1,847,550	$(4,985)

OTC 100 Fund
BUYS
4	NASDAQ 100 Index	09/21/01	147,720	4,669

Allocation of Operating Activity
In maintaining the records for the Equity Index Fund, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration fees, which are directly attributable to a class of shares, are charged to that class’ operations. Expenses of the Fund not directly attributable to the operations of any class of shares are prorated among the classes to which the expense relates based on the relative net assets of each.

3.	Management Fees and Other Transactions With Affiliates

Investment Management Fees
Under agreements between the Trust and MassMutual with services to each Fund, MassMutual is responsible for providing investment management for each Fund. In return for this service, MassMutual receives advisory fees monthly based on the following annual rates.

For the Large Cap Value Fund, MassMutual receives a fee from the Fund at the annual rate of 0.80% of the first $100,000,000, 0.75% on the next $400,000,000 and 0.70% on assets over $500,000,000, of the average daily net asset value of the Fund.

For the Equity Index Fund, MassMutual receives a fee from the Fund at the annual rate of 0.10% of the average daily net asset value of the Fund.

For the Enhanced Index Core Equity Fund, MassMutual receives a fee from the Fund at an annual rate of 0.55% of the average daily net asset value of the Fund.

For the Growth Equity Fund, MassMutual receives a fee from the Fund at the annual rate of 0.80% of the first $300,000,000, 0.77% of the next $300,000,000, 0.75% of the next $300,000,000, 0.72% of the next $600,000,000 and 0.65% of assets over $1.5 billion, of the average daily net asset value of the Fund.

For the OTC 100 Fund, MassMutual receives a fee from the Fund at the annual rate of 0.45% of the first $200,000,000, 0.44% on the next $200,000,000 and 0.42% on assets over $400,000,000, of the average daily net asset value of the Fund.

Notes to Financial Statements (Continued)

For the Small Cap Value Equity Fund, MassMutual receives a fee from the Fund at the annual rate of 0.65% of the first $100,000,000, 0.60% of the next $100,000,000, 0.55% of the next $300,000,000 and 0.50% of any excess over $500,000,000 of the average daily net asset value of the Fund.

For the Small Company Opportunities Fund, MassMutual receives a fee from the Fund at an annual rate of 1.05% of the average daily net asset value of the Fund.

For the Small Cap Growth Equity Fund, MassMutual receives a fee from the Fund at the annual rate of 1.075% of the first $200,000,000, 1.05% of the next $200,000,000, 1.025% of the next $600,000,000 and 1.00% of assets over $1 billion, of the average daily net asset value of the Fund.

For the Emerging Growth Fund, MassMutual receives a fee from the Fund at the annual rate of 1.05% of the first $200,000,000, 1.00% on the next $200,000,000 and 0.95% on assets over $400,000,000, of the average daily net asset value of the Fund.

MassMutual has also entered into investment sub-advisory agreements with the following unaffiliated investment sub-advisers; Davis Select Advisers, L.P. (“Davis”), Deutche Asset Management, Inc. (“DAMI”), Massachusetts Financial Services Company (“MFS”), J.P. Morgan Investment Management, Inc. (“J.P. Morgan”), Waddell & Reed Investment Management Company (“Waddell & Reed”) and RS Investment Management L.P. (“RS”). MassMutual pays a sub-advisory fee to each of these sub-advisers based upon (1) the average daily net assets of the specified Fund which it manages, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the sub-adviser provides sub-advisory services.

MassMutual has entered into investment sub-advisory agreements with David L. Babson & Company Inc. (“DLB”), pursuant to which DLB serves as certain Funds’ sub-adviser providing day-to-day management of the Funds’ investments. The sub-advisory agreements with DLB provide that DLB manage the investment and reinvestment of the assets of the Enhanced Index Core Equity Fund, Small Cap Value Equity Fund and Small Company Opportunities Fund. DLB is a wholly owned subsidiary of DLB Acquisition Corporation, which is a controlled subsidiary of MassMutual. DLB receives a fee equal to an annual rate of 0.25% of the average daily net assets under management for the Enhanced Index Core Equity Fund and Small Cap Value Equity Fund. DLB receives a fee equal to an annual rate of 0.75% of the average daily net assets under management for the Small Company Opportunities Fund.

The sub-advisory agreement with Davis provides that Davis manage the investment and reinvestment of the assets of the Large Cap Value Fund. Davis receives a fee equal to an annual rate of 0.45% of the first $100,000,000 of aggregate net assets, 0.40% of the next $400,000,000 of assets and 0.35% of assets over $500,000,000.

The sub-advisory agreement with DAMI provides that DAMI manage the investment and reinvestment of the assets of the Equity Index Fund and OTC 100 Fund. DAMI receives a fee equal to an annual rate of 0.01% of the first $1,000,000,000 and 0.0075% of aggregate net assets under management in excess $1,000,000,000 for the Equity Index Fund. For the OTC 100 Fund, DAMI receives a fee equal to an annual rate of 0.05% of the first $200,000,000, 0.04% of the next $200,000,000 and 0.02% of aggregate net assets under management in excess of $400,000,000. Prior to May 1, 2001, Bankers Trust Company, an affiliate of DAMI, served as the sub-adviser to these Funds.

The sub-advisory agreement with MFS provides that MFS manage the investment and reinvestment of the assets of the Growth Equity Fund. MFS receives a fee equal to an annual rate of 0.40% of the first $300,000,000, 0.37% of the next $300,000,000, 0.35% of the next $300,000,000, 0.32% of the next $600,000,000 and 0.25% of aggregate net assets under management in excess $1,500,000,000.

Notes to Financial Statements (Continued)

The sub-advisory agreement with J.P. Morgan provides that J.P. Morgan manage a portion of the investment and reinvestment of the assets of the Small Cap Growth Equity Fund. J.P. Morgan receives a fee equal to an annual rate of 0.60% of the first $200,000,000, 0.55% of the next $300,000,000 and 0.50% of aggregate net assets under management in excess $500,000,000.

The sub-advisory agreement with Waddell & Reed provides that Waddell & Reed manage a portion of the investment and reinvestment of the assets of the Small Cap Growth Equity Fund. Waddell & Reed receives a fee equal to an annual rate of 0.75% of the first $100,000,000 and 0.70% of aggregate net assets under management in excess $100,000,000.

The sub-advisory agreement with RS provides that RS manage the investment and reinvestment of the assets of the Emerging Growth Fund. RS receives a fee equal to an annual rate of 0.65% of the first $200,000,000, 0.60% on the next $200,000,000 and 0.55% of aggregate net assets under management in excess of $400,000,000.

Administration & Shareholder Service Fees
For the Equity Index Fund, under a separate administrative and shareholder services agreement between the Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly based upon the average daily net assets of the applicable class of shares of the Fund at the following annual rates: 0.30% on the first $100,000,000, 0.28% on the next $150,000,000 and 0.26% on assets in excess of $250,000,000 of Class I shares of the Fund, 0.19% of the average daily net assets of Class II shares of the Fund, and for Class III shares, an amount not to exceed 0.05% of the average daily net assets of the Fund.

Expense Waivers
For all Funds, except the Equity Index Fund, MassMutual has agreed, at least through April 30, 2002, to bear the expenses of the Fund to the extent that the aggregate expenses (excluding the Fund’s management fee, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund’s fiscal year exceed 0.11% of the average daily net assets of the Fund for such year.

For the Equity Index Fund, MassMutual has agreed, at least through April 30, 2002, to bear the expenses of the Fund, to the extent that the aggregate expenses (excluding the Fund’s management and administrative fees, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund’s fiscal year exceed 0.05% of the average daily net assets of the Fund for such year. MassMutual has also agreed to waive administrative and shareholder service fees incurred during the Fund’s fiscal year for Class II and Class III in the amount of 0.05% of the average daily net assets of the respective classes.

Other	Certain officers and trustees of the Funds are also officers of MassMutual. The compensation of unaffiliated directors of the Funds is borne by the Funds.

Deferred Compensation
Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with the terms of the Non-Qualified Deferred Compensation Plan. Any amounts deferred shall accrue interest at a rate equal to eight percent (8%) per annum. For the period ended June 30, 2001, no significant amounts have been deferred.

Notes to Financial Statements (Continued)

4. Purchases and Sales of Investments	Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the period ended June 30, 2001 were as follows:

	Long-Term U.S. Government Securities	Other Long-Term Securities

Purchases

Large Cap Value Fund	$ -	$ 10,048,243
Equity Index Fund	-	23,994,853
Enhanced Index Core Equity Fund	-	11,065,083
Growth Equity Fund	-	80,289,277
OTC 100 Fund	-	6,174,229
Small Cap Value Equity Fund	-	22,309,979
Small Company Opportunities Fund	-	10,489,508
Small Cap Growth Equity Fund	-	26,577,914
Emerging Growth Fund	-	6,634,574

Sales

Large Cap Value Fund	$ -	$ 1,497,690
Equity Index Fund	-	694,181
Enhanced Index Core Equity Fund	-	1,083,432
Growth Equity Fund	-	75,896,745
OTC 100 Fund	-	2,893,724
Small Cap Value Equity Fund	-	19,117,679
Small Company Opportunities Fund	-	1,759,736
Small Cap Growth Equity Fund	-	24,303,300
Emerging Growth Fund	-	5,563,461
Notes to Financial Statements (Continued)

5. Capital Share Transactions	The Funds are authorized to issue an unlimited number of shares, with no par value in each class of shares. Changes in shares outstanding for each Fund are as follows:

	Six months ended June 30, 2001		Year ended December 31, 2000
	Shares	Amount	Shares	Amount
Large Cap Value Fund†
Sold	947,084	$ 8,845,485	1,841,239	$18,185,323
Issued as reinvestment of dividends	-	-	6,445	63,591
Redeemed	(116,024)	(1,098,758)	(17,578)	(170,508)

Net increase	831,060	$ 7,746,727	1,830,106	$18,078,406

Equity Index Fund Class I
Sold	759,805	$11,795,636	4,348,681	$77,049,924
Issued as reinvestment of dividends	-	-	99,005	1,741,508
Redeemed	(306,648)	(4,659,682)	(4,601,774)	(82,427,165)

Net increase (decrease)	453,157	$ 7,135,954	(154,088)	$ (3,635,733)

Equity Index Fund Class II†
Sold	1,570,787	$24,470,523	4,101,193	$72,840,560
Issued as reinvestment of dividends	-	-	28,709	477,363
Redeemed	(284,636)	(4,376,361)	(625,461)	(11,129,212)

Net increase	1,286,151	$20,094,162	3,504,441	$62,188,711

Equity Index Fund Class III†
Sold	-	$ -	2,076,213	$37,288,787
Issued as reinvestment of dividends	-	-	20,767	346,760
Redeemed	(482,569)	(7,500,000)	-	-

Net increase (decrease)	(482,569)	$ (7,500,000)	2,096,980	$37,635,547

Enhanced Index Core Equity Fund††
Sold	1,037,272	$10,370,378	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-

Net increase	1,037,272	$10,370,378	-	$ -

Growth Equity Fund
Sold	598,139	$ 5,309,768	1,461,459	$19,275,200
Issued as reinvestment of dividends	-	-	850,225	9,068,280
Redeemed	(217,620)	(1,936,921)	(117,784)	(1,546,821)

Net increase	380,519	$ 3,372,847	2,193,900	$26,796,659

OTC 100 Fund†
Sold	840,783	$ 4,532,842	1,336,233	$12,948,785
Issued as reinvestment of dividends	-	-	8,729	55,757
Redeemed	(186,978)	(1,159,803)	(21,402)	(192,161)

Net increase	653,805	$ 3,373,039	1,323,560	$12,812,381

Small Cap Value Equity Fund
Sold	1,237,589	$11,438,504	2,398,805	$21,068,390
Issued as reinvestment of dividends	-	-	55,249	501,296
Redeemed	(983,774)	(9,368,057)	(329,916)	(2,888,930)

Net increase	253,815	$ 2,070,447	2,124,138	$18,680,756

Notes to Financial Statements (Continued)

	Six months ended June 30, 2001		Year ended December 31, 2000
	Shares	Amount	Shares	Amount
Small Company Opportunities Fund††
Sold	1,047,765	$10,493,521	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(5,540)	(55,287)	-	-

Net increase	1,042,225	$10,438,234	-	$ -

Small Cap Growth Equity Fund
Sold	457,244	$ 5,225,130	2,160,410	$35,185,032
Issued as reinvestment of dividends	-	-	766,660	10,547,895
Redeemed	(845,573)	(9,743,694)	(121,113)	(1,878,851)

Net increase (decrease)	(388,329)	$ (4,518,564)	2,805,957	$43,854,076

Emerging Growth Fund†
Sold	349,829	$ 2,290,346	1,535,052	$14,919,903
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(100,710)	(669,251)	(23,413)	(215,538)

Net increase	249,119	$ 1,621,095	1,511,639	$14,704,365

†	For the period May 1, 2000 (commencement of operations) through December 31, 2000.
††	For the period May 1, 2001 (commencement of operations) through June 30, 2001.

6. Foreign Securities
The Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities issued by U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

7. Federal Income Tax Information	At June 30, 2001, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, are as follows:

Fund name	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Large Cap Value Fund	$ 24,450,456	$ 2,083,332	$ (2,482,367)	$ (399,035)
Equity Index Fund	199,261,483	18,584,424	(27,272,427)	(8,688,003)
Enhanced Index Core Equity Fund	10,315,905	249,167	(492,519)	(243,352)
Growth Equity Fund	53,120,981	2,183,992	(1,801,689)	382,303
OTC 100 Fund	14,498,473	422,477	(5,563,944)	(5,141,467)
Small Cap Value Equity Fund	40,872,462	9,469,558	(2,458,919)	7,010,639
Small Company Opportunities Fund	9,526,504	897,839	(260,246)	637,593
Small Cap Growth Equity Fund	75,519,227	7,358,511	(7,858,684)	(500,173)
Emerging Growth Fund	11,852,595	1,732,933	(1,516,295)	216,638
Notes to Financial Statements (Continued)

At December 31, 2000, the following Funds had available, for Federal income tax purposes, unused capital losses:

	Amount	Expiration Date
Large Cap Value Fund	$ 8,346	December 31, 2008
Equity Index Fund	163,809	December 31, 2008
Small Cap Value Equity Fund	276,344	December 31, 2006
Small Cap Value Equity Fund	626,497	December 31, 2007
Small Cap Value Equity Fund	646,698	December 31, 2008
Emerging Growth Fund	1,049,421	December 31, 2008

The following Funds elected to defer to January 1, 2001 post-October losses:

	Amount
Large Cap Value Fund	$ 4,924
Growth Equity Fund	2,630,412
OTC 100 Fund	235,954
Emerging Growth Fund	363,582

The following Fund elected to defer January 1, 2001 post-October currency losses:

	Amount
Growth Equity Fund	$ 1,108

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended December 31, 2000:

Capital Gains Dividend
Growth Equity Fund	$ 230,495
Small Cap Growth Equity Fund	1,446,470

8. Special Meeting of Shareholders of MML Large Cap Value Fund (Unaudited)
A Special Meeting of Shareholders of MML Large Cap Value Fund was held on April 17, 2001. Notice of the meeting, and a Proxy Statement, were distributed on or about March 5, 2001 to shareholders of record as of February 16, 2001. Proxies were solicited in connection with one proposal:

(1)  To approve a new sub-advisory agreement between MassMutual and Davis Selected Advisers, L.P.

The results of the vote on the matter submitted to shareholders at the Special Meeting are as follows:

	Shares	Shares For	%	Against	%	Abstain	%
Proposal 1: Approve New Investment Sub-Advisory Agreement	981,105.92	904,774.02	92.22	27,177.40	2.77	49,154.49	5.01